UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary proxy statement

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Soliciting material under Rule 14a-12

James River Group Holdings, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Wellesley House, 2nd Floor
90 Pitts Bay Road
Pembroke HM 08 Bermuda
Dear Shareholder:
You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of James River Group Holdings, Ltd. (the “Company”) to be held at 8:00 a.m. local time on Tuesday, October 25, 2022 at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda.
We describe in detail the actions we expect to take at our Annual Meeting in the attached Notice of Annual General Meeting of Shareholders and proxy statement. Included with this proxy statement is a copy of our Annual Report for our year ended December 31, 2021. We encourage you to read our Annual Report. It includes information about our business as well as our consolidated audited financial statements.
Please use this opportunity to take part in our corporate affairs by voting on the business to come before the Annual Meeting. Whether or not you plan to attend our Annual Meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “What options are available to me to vote my shares?” in the proxy statement for additional information. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting or to vote your shares owned of record by you in person for the matters acted upon at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.
Sincerely,
Frank N. D’Orazio Chief Executive Officer September 20, 2022

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
About the Meeting
WHEN:	WHERE:	RECORD DATE:
8:00 a.m. local time on Tuesday, October 25, 2022	At our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda	September 1, 2022
PROXY VOTING
It is important that your shares be represented and voted at the annual general meeting of shareholders. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and are included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the annual general meeting of shareholders by following the instructions in the proxy statement.
VIA THE INTERNET	VIA THE TELEPHONE	BY MAIL	IN PERSON AT THE MEETING
Follow the instructions on the proxy card or voting instruction form	Call the telephone number on your proxy card or voting instruction form provided by your bank, broker or other intermediary.	Sign, date, and return your proxy card in the enclosed envelope	Attend the meeting in-person
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2022:
The Notice of Annual General Meeting of Shareholders, Proxy Statement and 2021 Annual Report are available at https://materials.proxyvote.com/G5005R. These documents are first being mailed to shareholders on or about September 20, 2022.

Items of Business
ITEMS TO BE VOTED ON	BOARD’S RECOMMENDATION	MORE INFORMATION
PROPOSAL 1 To vote on a proposal to elect (i) two Class II directors for a one-year term to hold office until the 2023 annual general meeting of shareholders (assuming Proposal 2 is approved, and if not, to hold office until the 2025 annual general meeting of shareholders), (ii) one Class I director for a two-year term to hold office until the 2024 annual general meeting of shareholders, and (iii) one Class III director for a one-year term to hold office until the 2023 annual general meeting of shareholders;	FOR all nominees	41
PROPOSAL 2 To vote on a proposal to amend the Third Amended and Restated Bye-laws of the Company (the “Bye-laws”) to declassify the Board of Directors;	FOR	42
PROPOSAL 3 Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration;	FOR	43
PROPOSAL 4 A non-binding, advisory vote to approve the 2021 compensation of our named executive officers;	FOR	45
PROPOSAL 5 To vote on a proposal to amend the Bye-laws to implement majority voting in uncontested director elections;	FOR	47
PROPOSAL 6 To vote on a proposal to amend the Bye-laws to provide a range in the size of the Board of Directors of 5 to 15 directors, with the exact number to be determined by the Board of Directors from time to time;	FOR	48
PROPOSAL 7 To vote on a proposal to amend the Bye-laws to remove supermajority voting requirements for the amendment of certain provisions of the Bye-laws and the Memorandum of Association;	FOR	49
PROPOSAL 8 To vote on a proposal to amend the Bye-laws to provide that shareholder approval of mergers and amalgamations shall require approval of a majority of the voting power attached to all issued and outstanding shares entitled to vote at a general or special meeting at which a quorum is present;	FOR	51
PROPOSAL 9 To vote on a proposal to amend the Bye-laws to remove the voting cutback and pass-through voting with respect to our subsidiaries;	FOR	52
PROPOSAL 10 To vote on a proposal to amend the Bye-laws to remove provisions pertaining to our former largest shareholders;	FOR	53
PROPOSAL 11 To vote on a proposal to amend the Bye-laws for general updates; and	FOR	54
PROPOSAL 12 To vote on a proposal to amend the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan	FOR	56
Any other business that may properly come before the annual general meeting of shareholders and any adjournments or postponements thereof.
By order of the Board of Directors,
Frank N. D’Orazio
Chief Executive Officer

1	BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
1	General
1	Nominees for Election as Class II Directors, a Class I Director and a Class III Director
3	Members of our Board of Directors Whose Terms Do Not Expire at the Annual Meeting
5	Series A Preferred Shares Designee for Service on the Board of Directors
6	Director Independence
6	Board Structure
7	Board Skills Disclosure
7	Board Composition Disclosure
8	Board Diversity Disclosure
8	Risk Oversight
8	Our Board and its Committees
11	Annual Evaluations
11	Compensation Committee Interlocks and Insider Participation
11	Attendance at Annual General Meetings of Shareholders
11	Communications with our Board of Directors
11	Code of Conduct
11	Prohibition on Pledging & Hedging
11	Investor Engagement and Feedback
14	Environmental, Social & Governance
15	Compensation of Directors
16	Share Ownership Guidelines
17	EXECUTIVE OFFICERS
19	EXECUTIVE COMPENSATION
19	Compensation Discussion and Analysis
28	Summary Compensation Table
29	Grants of Plan-Based Awards
30	Outstanding Equity Awards at Fiscal Year-End
31	Option Exercises and Stock Vested
31	Pension Benefits & Nonqualified Deferred Compensation
31	Chief Executive Officer Pay Ratio
31	Potential Payments upon Termination or Change of Control
36	Compensation Risk Assessment
37	EQUITY COMPENSATION PLAN INFORMATION
38	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
38	Policies and Procedures for Related Person Transactions
38	Related Party Transactions
39	SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
41	PROPOSAL NO. 1 ELECTION OF DIRECTORS
42	PROPOSAL NO. 2 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS
43	PROPOSAL NO. 3 RE-APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR
45	PROPOSAL NO. 4 APPROVAL OF THE 2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
47	PROPOSAL NO. 5 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS
48	PROPOSAL NO. 6 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO PROVIDE A RANGE IN THE SIZE OF THE BOARD OF DIRECTORS OF 5 TO 15 DIRECTORS
49	PROPOSAL NO. 7 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS FOR THE AMENDMENT OF CERTAIN PROVISIONS OF THE BYE-LAWS AND THE MEMORANDUM OF ASSOCIATION
51	PROPOSAL NO. 8 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REQUIRE APPROVAL OF MERGERS AND AMALGAMATIONS BY A MAJORITY OF THE VOTING POWER ATTACHED TO ALL ISSUED AND OUTSTANDING SHARES
52	PROPOSAL NO. 9 TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REMOVE THE VOTING CUTBACK AND PASS-THROUGH VOTING WITH RESPECT TO OUR SUBSIDIARIES
53	PROPOSAL NO. 10 TO APPROVE AMENDMENTS TO THE BYE-LAWS TO REMOVE PROVISIONS PERTAINING TO OUR FORMER LARGEST SHAREHOLDERS
54	PROPOSAL NO. 11 TO APPROVE AMENDMENTS TO THE BYE-LAWS FOR GENERAL UPDATES
56	PROPOSAL NO. 12 TO APPROVE AN AMENDMENT TO THE JAMES RIVER GROUP HOLDINGS, LTD. 2014 LONG-TERM INCENTIVE PLAN
64	OTHER MATTERS
64	Delinquent Section 16(a) Reports
64	Other Business at the Annual Meeting
64	Shareholder Proposals and Director Nominations for the 2023 Annual General Meeting of Shareholders
64	Shareholders Sharing the Same Address

66	FREQUENTLY ASKED QUESTIONS
66	Where and when will the meeting take place?
66	What proposals are to be presented at the Annual Meeting and what are the Board of Directors recommendations?
67	Who is entitled to vote at the Annual Meeting?
67	How many votes do I have?
67	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
68	What if I do not vote for some of the items listed on my proxy card or voting instruction card?
68	What options are available to me to vote my shares?
68	How many votes must be present to hold the Annual Meeting?
69	What is the vote required to pass each proposal to be presented at the Annual Meeting?
69	What does it mean if I receive more than one set of proxy materials?
69	Can I change or revoke my vote after I return my proxy card or voting instruction card?
69	How can I attend the Annual Meeting?
70	What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
70	What does solicitation of proxies mean?
70	What else will happen at the Annual Meeting?
70	How can I access James River Group Holdings, Ltd.’s proxy materials and annual report electronically?
70	How do I find out the voting results?
70	Forward Looking Statements
A-1	Appendix A
B-1	Appendix B
C-1	Appendix C
D-1	Appendix D
E-1	Appendix E
F-1	Appendix F
G-1	Appendix G
H-1	Appendix H

PROXY STATEMENT DATED SEPTEMBER 20, 2022
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS to be held on October 25, 2022
We are providing these proxy materials to you in connection with our 2022 Annual General Meeting of Shareholders, which we refer to in this proxy statement as the Annual Meeting. The Annual Meeting will be held at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda on Tuesday, October 25, 2022, at 8:00 a.m. local time. This proxy statement and our 2021 Annual Report are being made available to our shareholders beginning on or about September 20, 2022. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
For information regarding voting your shares and other important information regarding the Annual Meeting, please see “Frequently Asked Questions” in this proxy statement.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
General
Our Board of Directors (the “Board of Directors” or “Board”) is currently comprised of eleven directors, with nine directors serving in office and two vacancies. The two vacancies were created upon the expiration of Christopher L. Harris’s term as a Class I director at the Company’s 2021 annual general meeting of shareholders (the “2021 Annual Meeting”) and by the retirement of Jerry R. Masters from the Board on April 26, 2022. Janet R. Cowell and Sundar S. Srinivasan, directors whose terms expire at the Annual Meeting, have each decided not to stand for re-election, thereby creating two additional vacancies upon the expiration of their terms. The Board has nominated one director to fill the vacancy created by the retirement of Mr. Masters from the Board, and, as further described below, the Nominating and Corporate Governance Committee of the Board is continuing to identify and evaluate potential additional Board members.
The existing Bye-laws provide for a classified Board of Directors, with three Classes of directors that serve staggered three-year terms. The term of Class I directors ends at our 2024 annual general meeting of shareholders, the term of Class II directors ends at the Annual Meeting, and the term of Class III directors ends at our 2023 annual general meeting of shareholders. There is one Class I director, Kirstin M. Gould, who was appointed as a director immediately following the Company’s 2021 Annual Meeting for a partial term ending at the Annual Meeting. The Board appointed Ms. Gould for a partial term, rather than for a full three-year term as a Class I director, to provide shareholders the opportunity to vote on her service as a director, instead of not having an opportunity to do so for a three-year period. The Board has nominated Ms. Gould for election at the Annual Meeting to serve as a director until the meeting held in 2024, which is the remainder of the three-year term for Class I directors. In addition, there is one Class III director, Michael T. Oakes, who the Board has nominated for election at the Annual Meeting to serve as a Class III director until the meeting in 2023, which is the remainder of the three-year term for Class III directors. The Board, with support from Mr. Oakes, determined to submit Mr. Oakes for election prior to expiration of his current term as a Class III director to give shareholders the opportunity to vote on his continued service as a director in light of the fact that Mr. Oakes received a greater number of withhold votes than votes in favor of his re-election at the Company’s 2020 annual general meeting of shareholders.
One of the items of business for the Annual Meeting is to vote on a proposal to declassify the Board so that directors are elected for one-year terms rather than three-year terms. If approved, the amendment would be effective immediately for Class II directors elected at the Annual Meeting, while directors serving in Class I or Class III will continue to serve for the remainder of the terms to which they were elected or appointed (i.e., Class III directors will serve until the Company’s 2023 annual general meeting of shareholders, and Class I directors will serve until the Company’s 2024 annual general meeting of shareholders), and at the expiration of such terms will be eligible for election for one-year terms.
Nominees for Election as Class II Directors, a Class I Director and a Class III Director
The nominees for election as Class II directors, a Class I director and a Class III director were recommended to our Board and approved for nomination by the Nominating and Corporate Governance Committee of our Board. Unless otherwise specified in the accompanying proxy, the shares voted on the proxy will be cast in favor of the election of Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors, Kirstin M. Gould as a Class I director, and Michael T. Oakes as a Class III director. Each of the nominees has consented to being named as a nominee in this proxy statement. If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or, if Proposal 6 (pertaining to our Board’s ability to fix the size of the Board from time to time) is approved, our Board of Directors may reduce the size of our Board and eliminate the vacancies. Our Board of Directors, however, has no reason to believe that any of the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
2022 Proxy Statement1

The following table identifies the nominees for election as Class II directors, a Class I director and a Class III director at the Annual Meeting and his or her age as of August 15, 2022.
Name	Age	Class	Position
Peter B. Migliorato	63	II	Nominee
Ollie L. Sherman, Jr.	71	II	Director
Kirstin M. Gould	55	I	Director
Michael T. Oakes	57	III	Director
If Proposal 2 (declassification of the Board of Directors) is approved by shareholders, the nominees for election as Class II directors will serve until the Company’s 2023 annual general meeting of shareholders and until their successors are duly elected and qualified. If Proposal 2 is not approved by shareholders, the two nominees for election as Class II directors will serve until the Company’s 2025 annual general meeting of shareholders and until their successors are duly elected and qualified. Irrespective of whether Proposal 2 is approved, the nominee for election as a Class I director will serve until the Company’s 2024 annual general meeting of shareholders and until her successor is elected and qualified, and the nominee for election as a Class III director will serve until the Company’s 2023 annual general meeting of shareholders and until his successor is elected and qualified.
Peter B. Migliorato

Peter B. Migliorato retired in 2021 as a partner of Deloitte Consulting (“Deloitte”), where he most recently served as Lead Client Service Partner to insurance clients. Mr. Migliorato also served as the North American Insurance Consulting practice leader with Deloitte in the property & casualty, life & retirement, and employee benefits sectors. Mr. Migliorato joined Deloitte in 2001 and served in various leadership roles during his twenty-year tenure. Before joining Deloitte, Mr. Migliorato served as an equity partner at Emergence Consulting and C-Change Consulting, two start-up strategy consultancies, from 1998 to 2001 and as Senior Vice President, Marketing and Business Development at Marketing Technologies International, a data sciences firm, from 1997 to 1998. Prior to that, he led the Insurance Practice, served clients across multiple industries, and was Chief of Staff to the CEO of Gemini Consulting, a global management consulting firm, from 1985 to 1997. Mr. Migliorato serves as an advisory board member to Machine Cover, Inc., an insurance technology company, since June 2021. He served on the board of directors of State Automobile Mutual Insurance Company, the mutual holding company parent of State Auto Financial Corporation (“State Auto”) from March 2021 until State Auto was acquired by Liberty Mutual Holding Company Inc. in March 2022; and as an advisory board member to Safekeep, Inc., an insurance technology company, from June 2021 until its acquisition by CCCIS in February 2022. Mr. Migliorato received a Bachelor of Arts degree with dual majors in History and Geology from Oberlin College where he was also a member of the Phi Beta Kappa academic honor society.

We believe Mr. Migliorato’s qualifications to serve on our Board of Directors include his extensive experience at Deloitte advising insurance companies on implementation of growth strategies, executing mergers and acquisitions and implementing technology and data platforms, his knowledge of the property and casualty insurance industry and his experience as an advisory board member to two insurance technology companies.
Ollie L. Sherman, Jr.

Ollie L. Sherman, Jr. has served on our Board of Directors since May 2016. Mr. Sherman retired as a Managing Principal with Towers Watson in 2010. At Towers Watson, Mr. Sherman functioned as a consulting actuary and practice manager for Tower Watson’s property and casualty division for over 25 years. Prior to joining Towers Watson, Mr. Sherman was employed by the Travelers Insurance Company for ten years where he had overall responsibility for countrywide workers’ compensation pricing. Mr. Sherman graduated from the University of Virginia with a B.S. in Applied Mathematics, and he is a Fellow of the Casualty Actuarial Society.

We believe Mr. Sherman’s qualifications to serve on our Board of Directors include his extensive experience as a consulting actuary in property and casualty insurance, as well as his knowledge of the Company gained from his service on our Board.
2James River Group Holdings, Ltd.

Kirstin M. Gould

Kirstin M. Gould has served on our Board of Directors since October 2021. Ms. Gould served as Executive Vice President, General Counsel and Corporate Secretary of XL Group Ltd (“XL”), a NYSE listed global insurance and reinsurance company, until XL was acquired by AXA, S.A. in 2018. Ms. Gould joined XL in 2000 and served in various leadership roles during her tenure, including leading the marketing and communications function from 2007-2015 while concurrently serving as General Counsel from September 2007. From 2005-2011, Ms. Gould chaired the Policy Committee of the Association of Bermuda Insurers and Reinsurers (ABIR), which is a trade association of international property and casualty insurers and reinsurers. Ms. Gould currently serves on the board of Pacific Life Re Global Limited where she is a member of the Risk, Audit and Remuneration Committees. She is also the founder of Harrington Advisors LLC, a consulting company focused on strategic advice including M&A, corporate governance and insurance regulatory matters. Ms. Gould began her career in private practice with the law firms Dewey Ballantine LLP in New York (1991-1995) and Clifford Chance LLP in New York and London (1996-2000). Ms. Gould received a Bachelor of Arts degree (summa cum laude) from the State University of New York at Albany and a Juris Doctor degree (cum laude) from the State University of New York at Buffalo School of Law.

We believe Ms. Gould’s qualifications to serve on our Board of Directors include her executive leadership at an international insurance and reinsurance business, as well as her extensive experience in corporate governance, risk management, insurance regulatory matters and insurance company mergers and acquisitions.
MICHAEL T. OAKES

Michael T. Oakes has served on our Board of Directors since December 2007. Mr. Oakes has served as the President of Conifer Group, Inc., a consulting company, since February 2011. Prior to this, Mr. Oakes served as Executive Vice President of the Company from June 2010 until his retirement in January 2011. From December 2007 through June 2010, Mr. Oakes served as our Chief Financial Officer, and from March 2008 through June 2010, he served as our Chief Executive Officer. From 2004 through 2007, he served as Chief Financial Officer of James River Group and from 1998 until 2004, Mr. Oakes was a Managing Director in the Insurance Investment Banking Group at Keefe, Bruyette & Woods, Inc., an investment banking firm based in New York. Mr. Oakes received a B.S. in Business Administration with a concentration in Accounting from the University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.

We believe Mr. Oakes’s qualifications to serve on our Board of Directors include his broad range of management, investment banking and capital markets experience, with a focus on financial institutions and insurance companies, as well as his background in accounting and his knowledge of the Company gained from his prior experience as an executive of the Company and service on our Board.
Members of our Board of Directors Whose Terms Do Not Expire at the Annual Meeting
The following table identifies the continuing members of our Board of Directors, their age as of August 15, 2022, the class each director serves in, and the positions each director presently holds with the Company.
Name	Age	Class	Position
J. Adam Abram	66	III	Non-Executive Chairman of the Board
Thomas L. Brown	65	I	Director
Frank N. D’Orazio	54	III	Chief Executive Officer and Director
Patricia H. Roberts	67	I	Director
2022 Proxy Statement3

The following biographical information is furnished as to each continuing director:
J. ADAM ABRAM

J. Adam Abram has served as Non-Executive Chairman of the Board since November 2020. He previously served as Chief Executive Officer and Executive Chairman of the Board from August 2019 through November 2020 and from September 2014 through December 2017. Mr. Abram was Non-Executive Chairman of the Board from January 2018 to August 2019 and from October 2012 through September 2014. Mr. Abram was a founder of James River Group, Inc., our principal subsidiary, and he served as the Executive Chairman, President and Chief Executive Officer of James River Group, Inc. from its inception in 2002 through 2007 and from March 2008 until October 2012. From 2002 through 2007, and from March 2008 until October 2012, Mr. Abram also periodically served in different roles at various operating units. Mr. Abram served as lead independent director of the Yadkin Financial Corporation (“Yadkin”), a bank holding company, from July 2014 until its acquisition by F. N. B. Corporation in March 2017 and, prior to that, as Chairman of the Board of VantageSouth Bancshares, Inc., a bank holding company, and its subsidiary bank, VantageSouth Bank, from November 2011 until its acquisition by Yadkin in July 2014. He also served as Chairman of Piedmont Community Bank Holdings, Inc., a bank holding company, from the time he co-founded it in 2009 until it was also acquired by Yadkin in July 2014. Mr. Abram received his B.A. from Harvard University.

We believe Mr. Abram’s qualifications to serve on our Board of Directors include his extensive experience as an executive officer and director in the insurance industry, experience as a founder of several financial services and other companies and his detailed knowledge of the Company gained from his service as Chairman of the Board and former Chief Executive Officer of the Company.
THOMAS L. BROWN

Thomas L. Brown has served on our Board of Directors since October 2021. Mr. Brown retired in 2019 as the Senior Vice President and Chief Financial Officer of RLI Corp. (“RLI”), a NYSE listed specialty insurer serving diverse niche property, casualty and surety markets. He previously served as Vice President and Chief Financial Officer at RLI from 2011 to 2017. Prior to that, Mr. Brown was a partner at PricewaterhouseCoopers LLP, where he served for ten years as its Central Region Financial Services Leader and led teams responsible for the banking, insurance, capital markets, real estate and investment management business sectors. Mr. Brown currently serves on the board of directors of the Chicago Shakespeare Theater and Old National Bancorp, a Nasdaq listed company, and served on the board of First Midwest Bancorp, Inc. from 2017 until its acquisition by Old National Bancorp in February 2022. In 2020, Mr. Brown joined the board of directors of Easter Seals DuPage & Fox Valley, and he previously served on the board of Easter Seals Central Illinois. From 2004 to 2017, Mr. Brown served on the board of trustees of Illinois Wesleyan University. Mr. Brown received a Bachelor of Science degree in Accounting from Illinois Wesleyan University in 1979. He is a certified public accountant.

We believe Mr. Brown’s qualifications to serve on our Board of Directors include his management experience at RLI, his knowledge of the property and casualty insurance industry, his financial and accounting expertise and his experience as a public company board member.
4James River Group Holdings, Ltd.

FRANK N. D’ORAZIO

Frank N. D’Orazio has served as our Chief Executive Officer and a director since November 2020. Mr. D’Orazio formerly served as Corporate Chief Operating Officer and Chief of Staff of Allied World Assurance Company Holdings, Ltd. (“Allied World”), a global provider of property, casualty and specialty insurance and reinsurance, from March 2019 through January 2020. Prior to that, Mr. D’Orazio served as President, Underwriting and Global Risk of Allied World from December 2014 through February 2019. From September 2009 to December 2014, Mr. D’Orazio served as the President — Bermuda and International Insurance of Allied World Ltd. From June 2003, when Mr. D’Orazio joined Allied World, through September 2009, Mr. D’Orazio held leadership roles with increasing responsibility in the company’s general casualty business and in underwriting. Before joining Allied World, Mr. D’Orazio worked for the retail insurance market arm of Munich-American Re-Insurance from August 1994 to May 2003, where he held a succession of underwriting and management positions. Prior to that Mr. D’Orazio held various underwriting positions in the excess casualty division of the Chubb Group of Insurance Companies from June 1990 to July 1994. Mr. D’Orazio received a B.A. from Fairfield University.

We believe Mr. D’Orazio’s qualifications to serve on our Board of Directors include his extensive experience as an executive officer in the insurance industry and significant insurance and underwriting knowledge.
PATRICIA H. ROBERTS

Patricia H. Roberts has served on our Board of Directors since July 2019. She retired in 2012 from her dual position as President and Chairman of General Star Management Company and President and Chairman of Genesis Management and Insurance Services Corporation, two wholly-owned subsidiaries of General Reinsurance Corporation (“GenRe”). Ms. Roberts began working at GenRe in 1977 and held positions with increasing levels of responsibility. Ms. Roberts served on the Navigators Group Inc. (“Navigators”) board from 2014 until 2019 when Navigators was sold to Hartford Financial Services Group. Ms. Roberts holds a Bachelor of Science degree in Business Administration from George Mason University and received her CPCU (Chartered Property Casualty Underwriter) designation in 1985.

We believe Ms. Roberts’s qualifications to serve on our Board of Directors include her management experience at GenRe, her knowledge of the insurance and reinsurance industry, her operational and strategic expertise and her experience as a public company board member.
There are no family relationships among any of our directors or executive officers.
Series A Preferred Shares Designee for Service on the Board of Directors
In connection with the issuance and sale of 150,000 Series A Perpetual Cumulative Convertible Preferred Shares, par value $0.00125 per share (the “Series A Preferred Shares”), to GPC Partners Investments (Thames) LP (“GPC Thames”), which was completed on March 1, 2022, GPC Thames received the right to designate one individual (the “Series A Designee”) for nomination to our Board of Directors. GPC Thames has designated Matthew B. Botein, the co-founder and Managing Partner of Gallatin Point Capital LLC, an affiliate of GPC Thames, for nomination as the Series A Designee, and, accordingly, the Board approved the appointment of Mr. Botein to serve as a Class I director with a term expiring at the Company’s 2024 annual general meeting of shareholders, effective following receipt of any necessary regulatory approvals. Until applicable regulatory approvals are obtained, Mr. Botein has board observer status.
2022 Proxy Statement5

Matthew B. Botein

Matthew B. Botein is a co-founder of Gallatin Point Capital LLC (“Gallatin Point”), a private investment firm founded in 2017, and serves as the Managing Partner of Gallatin Point. Prior to founding Gallatin Point, Mr. Botein served as co-head and Chief Investment Officer for Alternatives of BlackRock Alternative Investors (“BAI”) from 2009 through 2017 and as an advisor to BAI from 2017 through 2020. Prior to joining BAI, Mr. Botein served as a Managing Director and member of the Management Committee at Highfields Capital Management, a Boston-based private investment partnership. He also served as a member of the private equity departments at The Blackstone Group and Lazard Frères & Co. LLC. Mr. Botein currently serves on the board of directors of Hunt Capital Holdings, Amber Infrastructure Group Holdings Limited, Fortuna Holdings Limited (parent of Lloyd’s insurer Canopius), Bowhead Insurance Holdings LP, Tower Hill Risk Management, LLC, and Northeast Bancorp (Nasdaq: NBN). Mr. Botein previously served on the board of directors of PennyMac Financial Services (NYSE: PFSI), Aspen Insurance Holdings (NYSE: AHL), CoreLogic Inc. (NYSE: CLGX), First American Corporation (NYSE: FAF), PennyMac Mortgage Investment Trust (NYSE: PMT) and numerous private companies. He also serves on the Board of Trustees of Beth Israel Deaconess Medical Center, the CareGroup/CJP Board of Managers and Boston Medical Center. Mr. Botein received a Bachelor of Arts degree (magna cum laude) from Harvard College and a M.B.A degree (with high distinction) from Harvard Business School, where he was awarded Baker and Loeb scholarships.

For additional information regarding the issuance and sale of the Series A Preferred Shares to GPC Thames, including its right to designate a director for nomination, see “Certain Relationships and Related Transactions-Related Party Transactions”.
Director Independence
Our Board has reviewed the independence of our directors and nominees using the Nasdaq Stock Market independence standards. Based on this review, we have determined that Messrs. Brown, Migliorato, Oakes, Sherman, and Srinivasan and Ms. Cowell, Ms. Gould and Ms. Roberts are independent.
Board Structure
Mr. Abram has served as our Non-Executive Chairman since November 2020. He previously served as Chairman and Chief Executive Officer from August 2019 to November 2020 and also served in such roles from 2014 through 2017. Mr. Abram served as our Non-Executive Chairman of the Board from the time of his initial retirement in January 2018 through July 2019. The Board believes that Mr. Abram’s continued service as Chairman is appropriate because of his familiarity with the Company’s business and strategy and significant experience in the property and casualty insurance industry, based upon being the founder of the Company and other companies in the industry.
Our independent directors bring experience and expertise from outside the Company and the property and casualty insurance industry, but our Board believes that Mr. Abram, based on his vast experience and knowledge of the Company, remains in the best position to identify areas of focus for the Board and to set the Board’s agenda.
Mr. Sherman was appointed as our lead independent director following the retirement of Mr. Masters from the Board on April 26, 2022. In such capacity, Mr. Sherman will lead executive sessions of the Board of Directors and communicate with our Chief Executive Officer between meetings to discuss strategy and other matters that may require the attention of the Board of Directors.
6James River Group Holdings, Ltd.

Board Skills Disclosure
The following table sets forth certain skills that our continuing directors and our nominee have, which we believe benefits the Board.
	J. Adam Abram	Thomas L. Brown	Frank N. D’Orazio	Kirstin M. Gould	Peter B. Migliorato	Michael T. Oakes	Patricia H. Roberts	Ollie L. Sherman, Jr.	Number of Directors/ Nominees with Skill
Executive Leadership	✓	✓	✓	✓		✓	✓		6/8
Insurance Industry Expertise	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Risk Management		✓	✓	✓	✓	✓	✓	✓	7/8
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Business Operations	✓	✓	✓	✓	✓	✓	✓	✓	8/8
Finance / Capital Management	✓	✓	✓			✓		✓	5/8
Investments	✓	✓				✓			3/8
Mergers and Acquisitions	✓		✓	✓	✓	✓		✓	6/8
Information Technology / Cyber Security		✓			✓		✓		3/8
Legal and Regulatory				✓					1/8
Board Composition Disclosure
The following charts display the tenure, age and diversity of our directors following the Annual Meeting (assuming the election or re-election of all nominees):
2022 Proxy Statement7

Board Diversity Disclosure
The table below provides certain highlights of the composition of our Board members as of August 15, 2022. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (as of August 15, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Risk Oversight
The Company’s management, including and under the supervision of our Chief Executive Officer, has the primary responsibility for managing risks of the Company, subject to Board oversight. The Board has delegated certain of its risk oversight responsibilities to various Board committees. Specifically, the Board has assigned oversight of the risks associated with the Company’s investment portfolio to the Investment Committee and of the risks associated with the Company’s compensation policies and practices to the Compensation Committee. The Board has delegated to the Audit Committee the responsibility for oversight of the Company’s financial risks, financial controls, internal audit and potential conflicts of interest and receives regular internal audit updates from our Chief Financial Officer and head of internal audit. Finally, our Board of Directors reviews strategic and operational risk in the context of reports from our senior management team, receives reports regarding activities of our Board committees at each regular meeting, and evaluates the risks inherent in significant transactions.
Our Board and its Committees
The Company’s Bye-laws prohibit meetings via telephone or video conferences with a director participant in the United States. This restriction proved difficult for us in 2021 due to the ongoing coronavirus pandemic (“COVID-19”). As a result of COVID-19, each of the Board and its committees were unable to hold any in-person meetings during 2021. To compensate for this difficulty, our Board and its committees held informational videoconferences on a regular basis during 2021, with actions requiring approval taken by written consent after extensive discussion in the informational sessions.
During 2021, our Board of Directors did not hold any in-person meetings, but held informational videoconferences five times. Additionally, our directors attended at least 75% of the aggregate number of informational videoconferences of our Board of Directors and committees that he or she served on during 2021, except for Mr. Harris, who did not stand for re-election at our 2021 Annual Meeting.
Our Board of Directors has established four standing committees to assist it in carrying out its responsibilities: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Committee. Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Committee operates under its own written charter. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee comply with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market. Copies of the
8James River Group Holdings, Ltd.

charters of our standing committees are available on our website at http://www.JRGH.net. The membership of each committee and the function of each of the committees are described below.
AUDIT COMMITTEE
Thomas L. Brown (Chair)	Janet R. Cowell	Ollie L. Sherman, Jr.
Our Audit Committee consists of Messrs. Brown (Chairman) and Sherman and Ms. Cowell. During 2021, our Audit Committee did not hold any in-person meetings due to COVID-19, but held informational videoconferences four times.
Our Board has determined that all of the members of the Audit Committee are independent as defined under the rules of the Nasdaq Stock Market and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, each of the members of our Audit Committee has been identified by our Board of Directors as an “audit committee financial expert” (“AC Financial Expert”) as that term is defined in Item 407(d)(5) of Regulation S-K. Mr. Brown acquired the skills necessary to qualify as an AC Financial Expert through his experience as Chief Financial Officer of RLI, his accounting and auditing experience while at PricewaterhouseCoopers LLP and status as a Certified Public Accountant. Mr. Sherman acquired the skills necessary to qualify as an AC Financial Expert through his experience at Towers Watson as a consulting actuary and manager for the company’s property and casualty insurance practice, where his responsibilities included the review of property and casualty insurance financial data in connection with the issuance of actuarial opinions for use in connection with financial statements and other financial analysis. Ms. Cowell acquired the skills necessary to qualify as an AC Financial Expert through her experience as the State Treasurer of North Carolina, where she oversaw the finances of the State as well as a significant number of local governments, including review and submission of their audited financial statements, and her M.B.A. from the Wharton School of Business and status as a level 1 CFA.
The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities relating to:
•
the integrity of our financial statements and our financial reporting process;

•
internal and external auditing and the independent registered public accounting firm’s qualifications and independence;

•
the performance of an internal audit function and our independent registered public accounting firm;

•
the integrity of our systems of internal accounting and financial controls; and

•
our compliance with legal and regulatory requirements.

In so doing, the Audit Committee is responsible for maintaining free and open communication between the committee, the independent registered public accounting firm and our management. In this role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of our Company and has the power to retain outside counsel or other experts for this purpose.
The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee engages in an annual evaluation of the independent public accounting firm’s insurance industry qualifications and expertise, assesses the firm’s quality of service, the firm’s sufficiency of resources, the quality, timeliness and practicality of communication and interaction with the firm, the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting the property and casualty insurance industry, the firm’s ability to meet deadlines and respond quickly, the firm’s timeliness and accuracy of all services presented to the Audit Committee for pre-approval and review, management’s feedback, the lead partner’s performance, the comprehensiveness of evaluations of our internal control structure, and the firm’s independence, candor, objectivity and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
The Audit Committee recognizes the importance of maintaining independence of the Company’s independent auditors, both in fact and in appearance. On at least an annual basis, the Audit Committee receives and reviews written disclosures and a letter from our independent public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the firm’s communications with the Audit Committee concerning independence, and discusses with the firm the firm’s independence from the Company and management. These discussions include, among other things, a review of the nature of, and fees paid to the firm for, non-audit services and the compatibility of such services with maintaining the firm’s independence.
The Audit Committee meets with the independent registered public accounting firm and the Company’s internal audit group independently without the presence of management at least quarterly.
The Audit Committee is responsible for approving all transactions with related persons. On an annual basis, the Audit Committee reviews and approves all director and executive officer related party transactions that the Company is a party to, and on a quarterly basis receives a summary of such transactions as prepared by management. To the extent any new transactions may arise during the course of the year, management discusses such transactions with the Audit Committee. A further description of the Audit Committee’s role in reviewing related party transactions is set forth in this proxy statement under “Certain Relationships and Related Transactions.”
2022 Proxy Statement9

COMPENSATION COMMITTEE
Patricia H. Roberts (Chair)	Ollie L. Sherman, Jr.	Sundar S. Srinivasan
Our Compensation Committee consists of Ms. Roberts (Chairperson) and Messrs. Sherman and Srinivasan. During 2021, the Compensation Committee did not hold any in-person meetings due to COVID-19, but held informational videoconferences four times.
Our Board of Directors has determined that the current members of our Compensation Committee are independent under applicable rules and regulations of the Nasdaq Stock Market.
The Compensation Committee assists our Board of Directors with reviewing the performance of our management in achieving corporate goals and objectives and assuring that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Compensation Committee, among other responsibilities, makes recommendations to our Board of Directors regarding director and executive officer compensation, equity-based compensation plans and executive benefit plans. In determining compensation recommendations to the Board of Directors, the Compensation Committee consults with our Chief Executive Officer. The Compensation Committee also administers the Company’s incentive plans.
The Compensation Committee has authority to retain compensation consultants and fix any such consultant’s fees and other retention terms and may obtain advice and assistance from internal or external legal, accounting and other advisors as it deems necessary to fulfill its duties and responsibilities. In 2022, the Compensation Committee approved the retention of Mercer (US), Inc., an independent compensation consultant, to assist with the Company’s executive officer compensation plans and programs. For information regarding the scope of Mercer’s work, please see “Compensation Discussion and Analysis — 2022 Compensation Developments.”
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Ollie L. Sherman, Jr. (Chair)	Kirstin M. Gould	Patricia H. Roberts
Our Nominating and Corporate Governance Committee consists of Mr. Sherman (Chairman) and Ms. Roberts and Ms. Gould. During 2021, the Nominating and Corporate Governance Committee did not hold any in-person meetings due to COVID-19, but held informational videoconferences three times.
Our Board of Directors has determined that our current members of the Nominating and Corporate Governance Committee are independent under applicable rules and regulations of the Nasdaq Stock Market. Among other responsibilities, the Nominating and Corporate Governance Committee identifies individuals qualified to become board members, recommends to the Board of Directors the director nominees for the next annual general meeting of shareholders and recommends to the Board of Directors individuals from time to time to fill vacancies on the Board of Directors.
The Nominating and Corporate Governance Committee determines the qualifications, qualities, skills and other expertise required to be a director and develops and recommends such criteria to the Board of Directors when commencing a director search (the “Director Criteria”). In evaluating a candidate for director, the committee may consider, in addition to the Director Criteria and such other criteria as the committee considers appropriate under the circumstances, whether a candidate possesses the integrity, judgment, knowledge, experience, skills, expertise, and viewpoints that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties. The committee may take into account the satisfaction of any independence requirements imposed by law or regulation and a candidate’s diversity. The committee has authority to retain and terminate any search firm to be used to identify director candidates and to approve the search firm’s fees and other retention terms and may obtain advice and assistance from internal or external legal, accounting and other advisors as it deems necessary to fulfill its duties and responsibilities. The committee also retained a search firm to assist the committee in its board nominee search, and the search firm identified Mr. Migliorato as a potential nominee as a director. The search firm continues to provide assistance to the committee in its ongoing search for additional nominees.
The Nominating and Corporate Governance Committee may consider candidates recommended by any of the Company’s shareholders. In considering any such candidate, the committee may use the Director Criteria and such other criteria as the committee considers appropriate under the circumstance to evaluate any such candidate. For details on how shareholders may submit nominations for directors, see “Other Matters.”
INVESTMENT COMMITTEE
Sundar S. Srinivasan (Chair)	J. Adam Abram	Michael T. Oakes	Janet R. Cowell
Our Investment Committee consists of Messrs. Srinivasan (Chairman), Abram and Oakes and Ms. Cowell. During 2021, the Investment Committee did not hold any in-person meetings due to COVID-19, but held informational videoconferences four times. The Investment Committee oversees the implementation of our overall investment policy.
10James River Group Holdings, Ltd.

Annual Evaluations
On an annual basis each of the members of the Board and each of our committees completes a self-assessment questionnaire to determine whether the Board and each committee is functioning effectively. The questionnaires invite written comments on all aspects of the Board and each committee’s process, and are completed on an anonymous basis to encourage candor. The results are then summarized by outside counsel and reviewed at a subsequent Board meeting.
Compensation Committee Interlocks and Insider Participation
During 2021, prior to the Company’s 2021 Annual Meeting, our Compensation Committee consisted of Mr. Christopher L. Harris (Chairman), Mr. Masters and Ms. Roberts, and, after the Company’s 2021 Annual Meeting, our Compensation Committee consisted of Ms. Roberts (Chairperson), Mr. Sherman, Mr. Srinivasan, and prior to his retirement from the Board on April 26, 2022, Mr. Masters. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Attendance at Annual General Meetings of Shareholders
We encourage each member of our Board of Directors to attend the annual general meeting of shareholders. In 2021, only two of our directors were able to attend our annual general meeting due to COVID-19 travel and other restrictions. We are unable to hold our annual general meeting by videoconference due to restrictions in the Bye-laws regarding participation by shareholders from the United States.
Communications with our Board of Directors
Any shareholder that desires to communicate directly with our Board of Directors, or any committee thereof, or one or more individual directors may do so by addressing the communication to our Secretary at James River Group Holdings, Ltd., Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda or InvestorRelations@jrgh.net, in either case with a request to forward the communication to the intended recipient. The outside of the envelope or subject line of the email, as applicable, should be clearly marked “Director Communication.” All such correspondence will be forwarded to the relevant director or group of directors, except for items unrelated to the functions of the Board, including business solicitations or advertisements.
Code of Conduct
We have a Code of Conduct (the “Code of Conduct”) applicable to our directors, officers and employees that complies with the requirements of applicable rules and regulations of the SEC and the Nasdaq Stock Market. This code is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of avoiding actual or apparent conflicts of interest between personal and professional responsibilities to the Company;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us, as well as communications with insurance and other regulators;

•
compliance with applicable governmental laws, rules and regulations;

•
prompt reporting of violations of the Code of Conduct to the Chairman of our Audit Committee; and

•
accountability for adherence to the Code of Conduct.

Our Code of Conduct is available on the Investor Relations portion of our website.
Prohibition on Pledging & Hedging
Our insider trading policy prohibits our directors, officers and employees from engaging in any pledging, hedging or monetization transactions or similar arrangements with respect to our securities. Such parties are also prohibited from engaging in any short sales, utilizing a margin account with respect to buying or selling our securities, or trading in exchange-traded options or other derivative securities.
Investor Engagement and Feedback
We are committed to effective corporate governance that is informed by our shareholders, promotes the long-term interests of our shareholders, and strengthens Board and management accountability. We have a robust shareholder outreach program that involves members of the Board of Directors, executive management and Investor Relations.

2022 Proxy Statement11

The benefits of regular engagement include:
•
Keeping the Board and management accountable for addressing shareholder concerns;

•
Gaining and maintaining shareholder trust through visibility and transparency; and

•
Providing the Board and management with visibility into emerging issues that are important to our shareholders.

Types of Regular Engagement and Topics Covered
We engage with our shareholders through different methods. These include, among others, earnings conference calls, investor conferences, individual and group investor conference calls and conference participation, outreach, and calls and meetings with investor corporate governance departments. Topics covered through our different forms of engagement include, among others:
•
Strategic and financial goals and performance, business initiatives;

•
Executive compensation;

•
Regulatory and rating agency considerations;

•
Leadership structure;

•
Board composition, including qualification, skills, background of Board members; and

•
Board structure, including its classified structure and supermajority voting requirements.

Our 2021-2022 shareholder outreach initiative included communication with over 200 existing and potential shareholders. Additionally, shareholders and other interested parties may communicate with members of the Board of Directors, executive management and Investor Relations through InvestorRelations@jrgh.net.
Focused Engagement Prior to our 2022 Annual General Meeting
Following our 2021 Annual Meeting, and prior to the filing of this proxy statement, we reached out to 26 of our largest shareholders representing approximately 84% of our shares outstanding, assuming conversion of the Series A Preferred Shares to common shares, requesting to discuss corporate governance, executive compensation, board refreshment and other ESG matters. Participants on most calls included the Chief Financial Officer and the Senior Vice President of Investor Relations, as well as a relatively new Board member, who is a member of the Nominating and Corporate Governance Committee. We received feedback from approximately 52% of holders of our shares outstanding, assuming conversion of the Series A Preferred shares to common shares. In these meetings, we were particularly mindful of understanding shareholders’ views with respect to our Board and committee structure, executive compensation program and practices and Board refreshment. Below is a summary of the feedback received from shareholders on those topics and the changes we have made or proposed in response.
	What We Heard	What We Did
Executive Compensation	• Adopt quantifiable based executive compensation targets and a benchmarking group.
•
The Company, with the Compensation Committee’s approval, retained a compensation consultant (Mercer) to assist the Compensation Committee in evaluating the compensation of the Company’s senior executive officers. Mercer assisted the Compensation Committee in developing a peer group to assess the design of our executive compensation program and to compare executive pay levels. The Compensation Committee used the peer group information in the development of variable cash bonuses under a new short-term incentive plan and variable equity compensation under a new long-term incentive plan. In July 2022, the Board, upon the recommendation of the Committee, approved these plans. Please see “Executive Compensation — Compensation Discussion and Analysis — 2022 Compensation Developments” for further detail.

•
Additionally, the Board, at the recommendation of the Compensation Committee, adopted share ownership guidelines to more closely align the financial interests of the Company’s directors and executive and other senior officers with those of the Company’s shareholders. Please see “Executive Compensation — Compensation Discussion and Analysis — Share Ownership Guidelines” for further detail.

12James River Group Holdings, Ltd.

	What We Heard	What We Did
Corporate Governance	• Some investors disfavor a classified board structure, while others found it appropriate for a company of our size and history
•
The Board determined to include Proposal 2 in this proxy statement, a proposal to amend the Company’s Bye-laws to declassify the Board of Directors. If adopted by shareholders, it would eliminate the classified structure of the Board by the 2024 annual general meeting of shareholders.

• Encouraged enhancements for shareholder rights
•
The Board determined to include Proposal 5 in this proxy statement, a proposal to amend the Company’s Bye-laws to implement majority voting in uncontested director elections.

•
The Board determined to include Proposal 7 in in this proxy statement, a proposal to amend the Company’s Bye-laws to remove supermajority voting requirements for the amendment of certain provisions of the Bye-laws and the Memorandum of Association.

•
The Board determined to include Proposal 8 in this proxy statement, a proposal to amend the Company’s Bye-laws to require approval of mergers and amalgamations by a majority of the voting power attached to all issued and outstanding shares entitled to vote at the applicable meeting.

	• Preference for independent Chairperson of Nominating and Corporate Governance Committee	• The Board named Ollie L. Sherman, Jr. as its Chairperson of the Nominating and Corporate Governance Committee.
ESG	• Increase disclosures regarding ESG
•
Included a section on environmental, social and governance topics in this proxy statement, which we expect to enhance over time. Please see “Board of Directors and Corporate Governance — Environmental, Social and Governance” for further details.

• Investors expressed appreciation for the Board’s refreshment efforts
•
We have continued to demonstrate our commitment to adding independent directors to our Board through the nomination of Mr. Migliorato for election as a new independent director, and expect to add additional independent directors to our Board in the future.

•
Including the nomination of Mr. Migliorato and the two independent directors who have joined the Board over the last year (Thomas L. Brown and Kirstin M. Gould), following the Annual Meeting 37.5% of the Board will consist of independent directors added in the last year. In addition, upon regulatory approval of Mr. Botein’s appointment to the Board, following the Annual Meeting 44% of the Board will consist of independent directors added in the last year.

In addition to responding to the feedback collected through investor conversations summarized above, we are proposing to implement changes to the Company’s 2014 Long Term Incentive Plan (the “2014 LTIP”) that our Board believes are consistent with the interests of shareholders and sound corporate governance practices. The Board determined to include Proposal 12 in this proxy statement, a proposed amendment to the 2014 LTIP, that, in addition to making additional common shares available for issuance under the plan, includes the following express modifications: (i) prohibits shares that are withheld for payment of taxes upon vesting of any award from being available for future award grants; (ii) implements a minimum vesting period for service based awards and a minimum performance period for performance based awards; (iii) prohibits the payment of dividends or dividend equivalents on awards until the underlying shares have become vested; and (iv) prohibits the transfer of awards except in the event of death or transferred for no consideration to a family member or for charitable purposes.
2022 Proxy Statement13

Environmental, Social & Governance
We are committed to fostering a sustainable business that supports the well-being of our employees, customers and communities. We strive to put our corporate values into action every day, including by providing engaging and rewarding work for our employees and always demonstrating integrity in our actions.
Ethics
We are committed to conducting our business in compliance with the law and the highest ethical standards. The Company has adopted a Corporate Governance Manual that includes a series of policies designed to ensure our directors, officers and employees act in an ethical and legally compliant manner in the course of their service to the Company. The policies contained in the Corporate Governance Manual include, among others, our Code of Conduct, Policy on Insider Trading and Tipping, Whistleblower Policy, Conflict of Interest Policy, and Related Party Transactions Policy & Procedures. All directors, officers, and employees are required to review and sign an acknowledgement of the Corporate Governance Manual on an annual basis.
Our Employees
We strive to make James River a great place to work and a place where everyone is treated with dignity and fairness, respecting and recognizing each employee as an individual. We know our success as a company is founded on the talents, skills and efforts of our employees. We believe our culture enables us to attract and retain exceptional talent.
Diversity, Equity and Inclusion
Our strength and success derive from our diversity, and we believe we are at our best when we embrace diverse views and perspectives. Equality in opportunity, career development, compensation and respect for all individuals are fundamental human rights that are at the forefront of our culture and promoted within our workplace.
Our Board is committed to diversity within its structure, as well as emphasizing its importance in our senior executive leadership team. We believe that diversity in gender, age, ethnicity and skill set allows for dynamic and evolving perspectives in governance, strategy, corporate responsibility, human rights and risk management. We have three highly respected women with proven leadership experience as members of our Board, as well as two male members of our Board who are underrepresented minorities.
Within our Company, our Diversity, Equity and Inclusion (DEI) efforts are ultimately overseen by our Chief Executive Officer and our Chief Human Resources Officer but are developed and run on a day-to-day basis by our DEI Committee. This committee is both diverse and made up of employees from all segments, levels and office locations. Over the last year, our DEI Committee made significant progress in bringing additional awareness and focus to DEI topics throughout the Company, launching our first Listening Circle to gather feedback from employees and implementing a robust training program including sessions on DEI, Sensitivity & Racism, Unconscious Bias, Microaggressions in the Workplace, and Cultural Competency & Humility. We expect to continue to hold these sessions on a quarterly basis.
Workforce Diversity
As of December 31, 2021, we had 638 employees located in the United States and Bermuda, all classified as full-time. Of that population, 58% identified as female and 42% identified as male. Among the 98% of our employees who chose to disclose their race and ethnicity, approximately 14% identified as Black or African American, 3% as Hispanic or Latino, 6% as Asian, 2% as two or more races, less than 1% as Native Hawaiian or other Pacific Islander, and less than 1% as American Indian or Alaska Native.
Our hiring practices are designed to meet business hiring needs as well as maintain a high bar for talent. In an effort to promote diversity in our hiring practices and in the workforce broadly, we have a number of recruiting partnerships including those focused on bringing former military members into the corporate workforce; an internship program for diverse students interested in careers in the insurance industry; and a work-study program for high school students providing access to professional environments that typically are underrepresented in the students’ communities. In addition to these partnerships, our diversity hiring efforts include subscribing to and posting on diversity websites, relationships with recruitment centers at historically black colleges and universities, and sponsorship of career events focused on recruiting women and underrepresented minorities.
Employee Benefits
We offer competitive salaries and a benefits package that is designed to support the well-being of our workforce. Most employees are eligible for an annual bonus based upon individual performance, as well as the overall performance of the Company. Benefits offered to our full-time employees include, among others, medical, dental and vision insurance, a comprehensive employee assistance program to support the mental health of our employees and their families, employer-paid life and disability plans, contributions to employee retirement accounts through a Company match with immediate vesting, paid parental leave and adoption assistance, and paid time off. In addition, we offer a range of discounts, incentives and supplemental benefit programs including preventative care and fitness incentives, matching gifts program, and flex schedules that allow employees to better balance personal and professional considerations.
14James River Group Holdings, Ltd.

Employee Training and Development
We recognize the mutual benefits for our Company and our employees to further their formal education and professional development. Our Employee Development and Education Assistance program provides financial assistance for courses, development programs and professional affiliations. Training is available to every employee and ranges from onboarding training for new hires to training sessions on general workplace skills. All employees, whether full-time or part-time, have access to an online learning management system that hosts courses and modules across a wide range of topics. Until recently, we also had a formal management development program for many years, which we are re-forming due to the changing environment related to our COVID-19 reopening plan.
We have a formal, annual performance review process. This provides managers and employees opportunities to discuss job responsibilities, encourage strengths and identify opportunities for development.
Employee Engagement
We believe soliciting candid employee feedback is a means to further the Company’s goals and value the opinions and diverse perspectives of our employees. We conduct an annual anonymous engagement survey, as well as occasional voluntary focus group sessions to better assess how motivated and engaged our employees are to perform their best each day.
Our last annual employee engagement survey, conducted in November 2021, had an 84% participation rate. Results were positive and compared favorably to other companies in the financial services industry that participated in the same survey. The top words to describe our culture included: flexible, supportive, inclusive, collaborative, accountable, teamwork, professional, and respectful. We believe this demonstrates a positive perception of the Company’s culture among our employees.
COVID-19 Response
In July 2021, after almost a year and a half of our offices being closed to all non-essential staff due to COVID-19, we reopened our offices on a voluntary basis. We built a reopening plan that reflected the shared goals and needs of our employees and business, placing an emphasis on remaining safe, productive and connected. Safety measures and procedures have been implemented throughout our offices so staff working in the office remain safe. We expect our work model to continue to develop organically, and have designed it to allow for improved work-life balance for all of our employees. This work model has helped us to attract and retain key talent in a competitive job market.
Our Communities
We believe it is important to engage with and provide support to our communities, and to encourage and support our employees as they volunteer time and resources to community-based charitable organizations. We have two internal committees staffed by employees at various levels that identify and support our charitable and volunteer involvement in the Richmond, Virginia and Raleigh, North Carolina communities, as well as the other communities in which we have offices. In addition, we have a Matching Gifts Program to support our employees’ contributions to their preferred charitable organizations, and we donate information technology equipment no longer needed by the Company to an organization that refurbishes computers at low or no cost to qualifying veterans or support organization.
Compensation of Directors
Our non-employee directors (excluding Mr. Abram, whose director compensation is described below) receive an annual cash retainer in the amount of  $125,000 per year, payable in four equal installments at the beginning of each quarter, and a restricted stock unit (“RSU”) award with a fair market value of  $50,000 per year. The awards of RSUs are made from the Non-Employee Director Plan and vest in full on the first anniversary of the date of the grant.
In addition to the aforementioned compensation, the Chairman of our Audit Committee is paid additional cash compensation in the amount of $25,000 per year for service in such capacity. No other committee chairman or committee member receives additional compensation for such service.
Mr. Abram, as our Non-Executive Chairman, is paid a retainer of  $18,750 per month in cash, for such service, which amount is paid to him monthly.
2022 Proxy Statement15

The following table sets forth information concerning compensation earned by our non-employee directors during the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
J. Adam Abram	$225,000	—	—	$225,000
Thomas L. Brown	$22,758	—	—	$22,758
Janet R. Cowell	$125,000	$49,989	$1,378	$176,367
Kirstin M. Gould	$22,758	—	—	$22,758
Christopher L. Harris	$102,582	$49,989	$2,273	$154,844
Jerry R. Masters	$150,000	$49,989	$1,378	$201,367
Michael T. Oakes	$125,000	$49,989	$1,378	$176,367
Patricia H. Roberts	$125,000	$49,989	$1,378	$176,367
Ollie L. Sherman, Jr.	$125,000	$49,989	$1,378	$176,367
Sundar S. Srinivasan	$125,000	$49,989	$1,378	$176,367

(1)
The cash compensation paid to Messrs. Harris and Brown, and Ms. Gould was prorated based upon the portion of the year that such individuals served as directors during 2021. Mr. Harris served as a director until the expiration of his term as a Class I director at our 2021 Annual Meeting, at which time Mr. Brown and Ms. Gould joined the Board as Class I directors.

(2)
Represents the grant date fair value of restricted share units awarded under the 2014 Non-Employee Director Incentive Plan (the “2014 Director Plan”), calculated in accordance with FASB ASC Topic 718.

(3)
Represents dividends paid to directors that accrued on unvested restricted share units and were paid at the time awards vested.

Share Ownership Guidelines
In July 2022, the Board, at the recommendation of the Compensation Committee of the Board, adopted share ownership guidelines (the “Guidelines”) to more closely align the financial interests of the Company’s directors and executive and other senior officers with those of the Company’s shareholders. Pursuant to the Guidelines, within five years of becoming subject to the Guidelines, (i) non-employee directors are required to beneficially own common shares with a fair market value equivalent to three times their annual cash retainer, (ii) the Company’s Chief Executive Officer is required to beneficially own common shares with a fair market value equivalent to five times his annual base salary, and (iii) other executive officers and designated members of the senior management team of the Company are required to beneficially own common shares with a fair market value equivalent to three times their annual base salary. For additional information regarding the requirements of our share ownership guidelines, see, “Executive Compensation — Compensation Discussion and Analysis — Share Ownership Guidelines.”
16James River Group Holdings, Ltd.

EXECUTIVE OFFICERS
The following table identifies each of our executive officers and their age as of August 15, 2022:
Frank N. D’Orazio	Sarah C. Doran	Richard J. Schmitzer	Terence M. McCafferty	Daniel J. Heinlein	Michael J. Hoffmann	Jeanette L. Miller
54	48	66	59	37	57	43
Chief Executive Officer	Chief Financial Officer	President and Chief Executive Officer of the Excess and Surplus Lines segment	President and Chief Executive Officer of the Specialty Admitted Insurance segment	President and Chief Executive Officer of the Casualty Reinsurance segment	Group Chief Underwriting Officer	Chief Legal Officer
The following biographical information is furnished regarding each of our executive officers, excluding Mr. D’Orazio, whose biographical information is included in the section “Board of Directors and Corporate Governance.”
SARAH C. DORAN
Sarah C. Doran has served as the Company’s Chief Financial Officer since January 2017. Ms. Doran also serves as a Director of our U.K. holding company and a director and officer of most of our domestic subsidiaries. Before joining the Company, Ms. Doran served as Senior Vice President, Strategy, Investor Relations and Treasurer of Allied World Assurance Company Holdings, AG, a global provider of property, casualty and specialty insurance and reinsurance, since April 2013. Prior to that, Ms. Doran worked as an investment banker in the Financial Institutions Group of Barclays and Lehman Brothers. Ms. Doran received an M.B.A. from the University of Chicago and a B.A. in Government from the University of Notre Dame.
RICHARD J. SCHMITZER
Richard J. Schmitzer has served as the President and Chief Executive Officer and a director of James River Insurance Company and our other subsidiaries in our Excess and Surplus Lines segment since March 2010. He joined James River Insurance Company in July 2009 as Senior Vice President and Chief Underwriting Officer. Prior to that, Mr. Schmitzer served nineteen years at Scottsdale Insurance Company, a subsidiary of Nationwide Mutual, where he served in a variety of underwriting and underwriting management roles, most recently as Vice President of Brokerage, Professional Liability and Programs. Mr. Schmitzer received his B.S. in Business Administration from Central Michigan University.
TERENCE M. MCCAFFERTY
Terence M. McCafferty has served as President and Chief Executive Officer and a director of Falls Lake National Insurance Company and our other subsidiaries in our Specialty Admitted Insurance segment since joining the Falls Lake Insurance group in October 2018. Prior to that, he served from 2015 to 2018 as Head of Group Captives and Alternative Risk at Zurich Insurance Group. From 2006 to 2015, he served as Chief Operating Officer at Zurich Programs and Direct Markets. From 2000 to 2006, he held multiple Vice President positions at Farmers Insurance Group, a property and casualty insurance company, including in Finance Operations, Corporate Planning and property and casualty insurance operations. He served as Assistant Vice President at Zurich Personal Insurance, Recreational Products, from 1998 to 2000. Mr. McCafferty began his career as an auditor at Ernst & Young. He has also worked at Great American Insurance in Internal Audit, Financial Reporting and Product Management. Mr. McCafferty received his M.B.A. in Finance from Xavier University and B.A. in Finance and Accounting from Miami University.
2022 Proxy Statement17

DANIEL J. HEINLEIN
Daniel J. Heinlein has served as the President and Chief Executive Officer and a director of JRG Reinsurance Company Ltd. (“JRG Re”), the Company’s subsidiary engaged in third-party casualty reinsurance business, since April 2018. He most recently held the position of Vice President of Underwriting for JRG Re, and in different positions with increasing responsibility at JRG Re from the time he joined the company in 2012. Prior to that, Mr. Heinlein served as Assistant Vice President at Willis Re Inc., a risk management consulting company. Mr. Heinlein is a graduate of Appalachian State University with a B.S. in Business Administration with majors in Finance and Banking and Risk Management and Insurance.
Michael J. Hoffmann
Michael J. Hoffmann has served as the Company’s Senior Vice President, Chief Underwriting Officer since November 2021. Mr. Hoffmann also serves as a director of JRG Reinsurance Company Ltd., and our other subsidiaries in our Casualty Reinsurance segment. Before joining the Company, Mr. Hoffmann served as Head of Risk & Ceded Reinsurance at Everest Insurance Company (“Everest”), a division of Bermuda-based insurer and reinsurer Everest Re Group. Prior to Everest, Mr. Hoffmann spent 15 years at Allied World, a global provider of property, casualty and specialty insurance and reinsurance, where he most recently served as Global Insurance Chief Underwriting Officer. Prior to Allied World, Mr. Hoffmann spent 14 years with Chubb in a variety of roles in the U.S. and Bermuda. Mr. Hoffmann received a B.A. in History from Swarthmore College.
Jeanette L. Miller
Jeanette L. Miller has served as the Company’s Chief Legal Officer since April 2021, and prior to that served as the Company’s Assistant General Counsel since October 2018. Ms. Miller also serves as an officer of James River Group, Inc. Before joining the Company, Ms. Miller served as Corporate Counsel & Deputy Compliance Officer at International Farming Corporation LLC, a privately owned institutional investment manager specializing in agriculture, from May 2017 to October 2018, and as Assistant General Counsel at CIFC LLC, an asset manager based in New York specializing in alternative credit, from December 2011 to June 2016. From 2006 to 2011, Ms. Miller was an attorney with Milbank LLP in New York in its Alternative Investments Practice. Ms. Miller received a B.S. in Business Administration from the University of Maine and a Juris Doctor degree from Columbia Law School.
18James River Group Holdings, Ltd.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides information about the Company’s compensation philosophy, objectives and other relevant policies applicable to our executive officers who are named in the Summary Compensation Table below (our “named executive officers”), and the material factors relevant to an analysis of these policies and decisions. The named executive officers for 2021 are:
•
Frank N. D’Orazio, our Chief Executive Officer;

•
Sarah C. Doran, our Chief Financial Officer;

•
Richard J. Schmitzer, the President and Chief Executive Officer of James River Insurance Company and our other subsidiaries engaging in our excess and surplus lines insurance business;

•
Terence M. McCafferty, the President and Chief Executive Officer of Falls Lake National Insurance Company and our other subsidiaries engaging in our specialty admitted insurance business;

•
Daniel J. Heinlein, the President and Chief Executive Officer of JRG Re, our subsidiary engaging in our third-party casualty reinsurance business; and

•
Robert P. Myron, who served as our President and Chief Operating Officer until his retirement on July 31, 2021.

Compensation Philosophy and Objectives
In designing and implementing our executive compensation program, the Compensation Committee of the Board (which for purposes of this Executive Compensation discussion we refer to as the “Committee”), and the Board, seek to achieve three principal objectives:
1	First, to establish compensation on a fair and reasonable basis that is competitive with our peers in the specialty insurance and reinsurance business, so that we may attract, motivate and retain talented executive officers.	2	Second, to create an alignment of interests between our executive officers and shareholders. For this purpose, a portion of each executive officer’s compensation consists of one or more equity awards.	3
Finally, we seek to reward performance that supports our principles of building long-term shareholder value overall and to recognize individual performance that contributes to the success of our Company.

The principal elements of our compensation program for our executive officers are base salary, a discretionary cash bonus and equity awards.
In determining how to best achieve our compensation objectives, the Committee maintains flexibility in order to react to changing conditions and circumstances. For example, in February 2022, the Committee took action to provide for reduced discretionary cash bonuses as compared to target levels for several of our named executive officers, but granted larger equity awards. This action was primarily motivated by our 2021 performance and a desire to further align executive officer compensation with the interests of our shareholders.
Role of Compensation Committee and our Executive Officers in Setting Executive Compensation
The Committee assists our Board with reviewing the performance of our management in achieving corporate goals and objectives and seeking to assure that our executives are compensated effectively in a manner consistent with our strategy, competitive practice and the requirements of the appropriate regulatory bodies. Toward that end, the Committee, among other responsibilities, makes recommendations to our Board regarding director and executive officer compensation and administers our equity compensation plans. The Committee determined its 2021 compensation recommendations for the Board following consultation with Mr. D’Orazio as our Chief Executive Officer, and input from Mr. Abram, our non-Executive Chairman and former Chief Executive Officer, who attended Committee meetings, but did not participate in any approval of the Committee in determining executive officer compensation. Mr. D’Orazio made recommendations to the Committee as to the compensation of other executive officers, and attended portions of Committee sessions where executive officer compensation was discussed. Mr. D’Orazio was not involved in any deliberations regarding his own compensation.
2022 Proxy Statement19

Weighting of Compensation Components

As a general guideline, we use a target allocation of one-third of an executive’s total compensation to base salary, one-third to bonus and one-third to equity awards. When determining the amount of each element of compensation, however, there may be differences due to multiple factors, including market conditions, individual and Company performance and our desire to attract and retain executive officers. For 2021, actual compensation paid differed from these target allocations, in that in February 2022 the Board approved awards for certain officers that included a lower discretionary cash bonus, and a greater amount of compensation in the form of discretionary equity. The lower discretionary cash bonuses were primarily in response to the Company’s 2021 performance, and the greater amount of discretionary equity was granted to further align the interests of our executive officers and our shareholders.

Internal Pay Equity
Differences in compensation levels paid to our executive officers generally reflect their differing levels of responsibility. Our Chief Executive Officer has typically been paid the highest amount of compensation among our executive officers, reflecting reliance on the management and leadership skills of the chief executive officer position.
Executive Compensation Components
BASE SALARY	DISCRETIONARY BONUSES	EQUITY AWARDS
Base Salary. The Committee endeavors to set base salaries for executive officers at levels that enable the Company to attract and retain talented individuals and that provide fair compensation, taking into account the officer’s level of responsibility. In February 2022, the Committee recommended to the Board that Mr. D’Orazio receive a salary increase to $925,000, and Ms. Doran receive an increase to $550,000, representing increases over their 2021 salaries of approximately 8.8% and 6.4% respectively. The Committee determined the recommended amount of Mr. D’Orazio’s salary increase based in significant part on the additional responsibilities that he assumed upon Mr. Myron’s retirement, which included assuming responsibility for Mr. Myron’s former direct reports, and direct oversight responsibility of, among other departments, claims, actuarial and information technology. The Committee’s recommendation for Ms. Doran’s salary increase was determined based upon her leadership on several significant matters for the Company, as well as for retention purposes. The Committee also recommended that Messrs. Schmitzer’s, McCafferty’s and Heinlein’s salaries be increased to $650,000, $420,000 and $365,000 respectively, representing raises over their 2021 salaries of approximately 1%, 5% and 4.3%. The Board approved the salary adjustments as recommended by the Committee.
Discretionary Cash Bonuses. Discretionary cash bonuses are a form of short-term incentive compensation that the Committee may recommend to the Board in its discretion. Bonuses are typically determined as a percentage of each named executive officer’s base salary, with the target being 100% of such amount. As indicated above, in February 2022, the Committee determined to reduce cash bonuses below the target amounts in light of the Company’s performance as a whole, and performance of different segments for our segment heads. Cash bonuses awarded to our named executive officers for 2021 performance ranged between 49% to 80% of the target amount.
In determining the amount of discretionary cash bonus for the named executive officers that would be recommended to the Board, the Committee took into consideration, among other things, (i) the financial performance of the Company as a whole, including the adverse reserve development in the commercial auto book and casualty reinsurance segment, and for our segment leaders, the financial performance of their respective segment,
20James River Group Holdings, Ltd.

(ii) individual performance, and (iii) maintaining a competitive level of compensation. The individual performance factors considered for each executive officer considered by the Committee included:
Frank N. D’Orazio
In addition to Mr. D’Orazio’s leadership of the Company as our Chief Executive Officer, the following extraordinary activities:
•
his leadership in the capital raise during spring 2021 and negotiation and execution of the loss portfolio transaction later in the year, and his work toward similar transactions that occurred in February 2022;

•
his recruitment and integration into the Company of the new chief underwriting officer, chief actuary and chief claims officer, and being instrumental in identifying and bringing on two new independent directors with extensive prior experience as executives in the insurance industry; and

•
his work in the development of an enhanced enterprise risk management system.

Sarah C. Doran	In addition to Ms. Doran’s leadership in overseeing the financial and legal functions of the Company as our Chief Financial Officer, her role in the capital raise during spring 2021 and the loss portfolio transaction later in the year, and work toward similar transactions that occurred in February 2022.
Richard J. Schmitzer	Mr. Schmitzer’s leadership of the excess and surplus segment, including the growth and profitability of the core excess and surplus lines business (excluding commercial auto).
Terence M. McCafferty	Mr. McCafferty’s leadership of the specialty admitted segment, including its significant growth and attractive combined ratio for 2021.
Daniel J. Heinlein	Mr. Heinlein’s leadership of the casualty reinsurance segment and his assistance with the segment’s loss portfolio transfer transaction in February 2022.
The Committee’s bonus recommendations historically have not been, and in determining 2021 bonus amounts were not, determined on a formulaic basis, and no particular weight is assigned to any of the factors considered in arriving at the Committee’s recommendations to the Board.
The Board approved cash bonuses for the named executive officers in the amounts recommended by the Committee. The table below sets forth the amount of each named executive officer’s cash bonus and the percentage that it represented as compared to such officer’s 2021 base salary.
NAME	2021 BONUS	BONUS AS A % OF 2021 BASE SALARY
Frank N. D’Orazio	$425,000	50%
Sarah C. Doran	$257,500	50%
Richard J. Schmitzer	$312,917	49%
Terence M. McCafferty	$320,000	80%
Daniel J. Heinlein	$175,000	50%
Robert P. Myron	—	—
The 2021 bonuses payable to Mr. D’Orazio and Ms. Doran were paid in full on or before March 15, 2022, consistent with other employees of our Bermuda and U.S. holding companies. The bonuses payable to Messrs. Schmitzer, McCafferty and Heinlein, who are segment employees, were paid two-thirds on or before March 15, 2022, with the remainder to be paid on or before March 15, 2023, provided that they remain employed by the Company at the time bonuses are paid in the ordinary course.
Equity Awards. Equity awards are made to our executive officers from the Company’s 2014 Long-Term Incentive Plan (the “2014 LTIP”). The equity awards are long-term compensation intended to align the interests of our executive officers with our shareholders. The equity awards are also designed to retain and motivate our executive officers, in that they typically vest in equal installments over a three-year period following the grant date.
Our annual equity awards have customarily been made in February on the day before distribution of our fourth quarter and fiscal year-end earnings release following the close of trading on such date. This practice was used for many years because the annual awards were made in conjunction with our February Board and committee meetings, which have customarily been scheduled the day before distribution of our fiscal year-end earnings release. In July 2021, the Committee and Board approved a modification of this practice so that going forward, starting in 2022, the grant date, and therefore pricing, for our annual February equity awards will be on the second trading day following the public dissemination
2022 Proxy Statement21

of our fiscal year-end earnings release. The Committee and Board made this change so that the number of shares that are subject to awards would take into account the trading price of our shares after the markets respond, positively or negatively, to our announced financial results.
2021 Equity Awards
In determining the value of the 2021 equity awards for our named executive officers, the Committee conferred with Mr. D’Orazio and Mr. Abram. Among other items, the parties considered (i) the 2020 financial performance of the Company as a whole, including, where applicable, the performance of the commercial auto division, and, for each segment leader, the 2020 financial performance of their respective segment, (ii) 2020 individual performance, and (iii) maintaining a competitive level of compensation. In addition, Mr. D’Orazio, Mr. Abram and the Committee took into consideration the following factors for each executive:
•
For Ms. Doran, her leadership in the continued improvement in the Company’s financial reporting function, as well as her strong relationship with the investment community;

•
For Mr. Schmitzer, the profitable growth in the core excess and surplus lines divisions;

•
For Mr. McCafferty, the profitability and growth in the Specialty Admitted Insurance segment, including the addition of new programs to the segment;

•
For Mr. Heinlein, his leadership of the casualty reinsurance segment; and

•
For Mr. Myron, his assistance to Mr. D’Orazio in his transition to his role as Chief Executive Officer.

The Committee recommended to the Board for approval, and the Board approved, the value of the restricted stock unit (“RSU”) awards to the named executive officers.
The grant date fair market value of the RSU awards received by each named executive officer, and the number of common shares awarded based upon the fair market value of the common shares on the date of grant, are as follows:
NAME	2021 RSU FMV ON GRANT DATE	NUMBER OF SHARES REPRESENTED BY RSU
Frank N. D’Orazio	—	—
Sarah C. Doran	$249,994	4,976
Richard J. Schmitzer	$329,574	6,560
Terence M. McCafferty	$386,245	7,688
Daniel J. Heinlein	$169,912	3,382
Robert P. Myron	$349,972	6,966
The above equity awards vest in equal installments over a three-year period following the grant date.
In consideration of the award of RSUs that Mr. D’Orazio received in November 2020 upon joining the Company, he did not receive a new award in February 2021. Mr. Myron’s February 2021 RSU award was forfeited in accordance with its terms at the time of his retirement.
2022 Equity Awards
In determining the recommended value of RSU awards to be made to our executive officers in February 2022, the Committee considered the same performance factors identified in the determination of the amount of discretionary cash bonuses in February 2022 identified above, and the Committee’s desire to further align the interests of our executive officers and our shareholders. The Committee recommended to the Board for approval, and the Board approved, the value of the RSU awards to the named executive officers.
The grant date fair market value of the RSU awards received by each named executive officer, and the number of common shares awarded based upon the fair market value of the common shares on the date of grant, are as follows:
NAME	2022 RSU FMV ON GRANT DATE	NUMBER OF SHARES REPRESENTED BY RSU
Frank N. D’Orazio	$1,274,998	62,195
Sarah C. Doran	$590,236	28,792
Richard J. Schmitzer	$642,388	31,336
Terence M. McCafferty	$399,996	19,512
Daniel J. Heinlein	$402,497	19,634
The above equity awards vest in equal installments over a three-year period following the grant date.
22James River Group Holdings, Ltd.

Welfare Benefits and Perquisites. Our named executive officers are provided welfare benefits that are generally the same as our other employees, such as Company-paid life insurance, contributions to the Company’s 401(k) Plan, medical, dental and vision plan coverage and long and short-term disability insurance.
In addition to the above benefits, Mr. Heinlein and Ms. Doran are entitled to receive benefits based upon their required work for the Company in Bermuda, and Mr. Myron was entitled to such benefits prior to his retirement. The Company implemented these benefits for its executive officers in 2008, when the Company formed its holding and reinsurance company in Bermuda. These benefits are:
•
payment of certain housing expenses in Bermuda for Mr. Heinlein and formerly for Mr. Myron;

•
payment of travel costs for Mr. Heinlein and formerly Mr. Myron; and

•
tax equalization gross-up payments or other Bermuda tax payments (collectively, “Tax Equalization Payments”) to which any of Mr. Heinlein, Ms. Doran, and formerly Mr. Myron, may be subject with respect to payments or benefits that such named executive officer receives under his or her employment agreement.

We make the above housing, travel and tax benefits available to the specified named executive officers employed by the Company or its Bermuda subsidiary based upon the unique challenges of performing work in the Bermuda market, including the cost of living and maintaining a residence, travel to and from the island and additional tax expenses primarily resulting from the housing and travel benefits. We believe that providing these benefits is common practice for other Bermuda based insurers, and is consistent with our goal to attract and retain talented executive officers.
The Company also paid for Mr. Myron’s family to occasionally travel to Bermuda. Any incremental costs to the Company associated with such travel was charged to Mr. Myron.
Leadership Recognition Program. In addition to the other benefits paid to our named executive officers, Mr. Schmitzer receives an annual retention payment under the James River Management Company, Inc. Leadership Recognition Program (the “Recognition Program”). The Recognition Program was adopted by James River Management Company, Inc., one of the Company’s subsidiaries, effective September 30, 2011, to help attract and retain key employees of our excess and surplus lines business. Under the Recognition Program, the Chief Executive Officer of our U.S. holding company, or in the case of executive officers of the Company, our Board of Directors, upon recommendation of the Compensation Committee, selects the employees who participate in the Recognition Program and determines the annual dollar amount to be credited to each participant’s account under the Recognition Program. The dollar amount credited to a participant’s account under the Recognition Program each year is paid to the participant in five equal annual installments, commencing as of the end of the second plan year beginning after the year in which the amount was credited to the participant’s account. Participants must be employed at the time of payment of an installment to be entitled to receive the payment, subject to certain exceptions described under “Potential Payments upon Termination or Change of Control”.
All amounts credited to a participant’s account remain unvested until paid and may be reduced, modified or terminated at the sole discretion of the Company. The Company may amend, modify or terminate the Recognition Program at any time, including, without limitation, to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, so as not to trigger any unintended tax consequences prior to the distribution of benefits under the program. There are no vested rights to amounts under the Recognition Program at any time prior to the payment of such amounts, and all amounts under the Recognition Program are at all times discretionary obligations of the Company, which may be reduced or terminated by the Company at any time. Except as otherwise stated above, the Recognition Program is administered by the board of directors of our U.S. holding company.
In 2017, we determined to cease making new dollar credits to accounts under the Recognition Program. The determination was made in recognition of the fact that following our 2014 initial public offering, we were able to make regular equity awards to our executives. All amounts previously credited to Mr. Schmitzer’s account will continue to be paid in accordance with the terms of the Recognition Program.
Mr. Schmitzer received a payout under the terms of the Recognition Program in 2021 of  $147,000 based on amounts credited to his account in prior years. Mr. Schmitzer’s last payment under the program will be in 2023.
Share Ownership Guidelines
In July 2022, the Board, at the recommendation of the Committee, adopted share ownership guidelines (the “Guidelines”) to more closely align the financial interests of the Company’s directors and executive and other senior officers with those of the Company’s shareholders. Pursuant to the Guidelines, within five years of becoming subject to the Guidelines, (i) non-employee directors are required to beneficially own common shares with a fair market value equivalent to three times their annual cash retainer, (ii) the Company’s Chief Executive Officer is required to beneficially own common shares with a fair market value equivalent to five times his annual base salary, and (iii) other executive officers and designated members of the senior management team of the Company are required to beneficially own common shares with a fair market value equivalent to three times their annual base salary. In calculating ownership under the Guidelines, common shares subject to restricted share units with time-based vesting requirements are counted as owned shares (but shares subject to performance restricted share units will not be).
For purposes of the Guidelines, the fair market value of the common shares will be established using the greater of  (i) the average closing price of the common shares on the Nasdaq Stock Market for the 30 trading day period immediately prior to the applicable determination date (the “Market Price”) or (ii) the price paid at the time of purchase, or, if the shares were not purchased (for example, if the shares were acquired on exercise of an equity award), the closing price of the common shares on the Nasdaq Stock Market on the date of acquisition.
2022 Proxy Statement23

Notwithstanding the foregoing, pursuant to the Guidelines, (a) shares subject to eligible unvested restricted share units shall be valued at the greater of  (i) the Market Price or (ii) the closing price on the Nasdaq Stock Market on the grant date, and (b) shares received upon the vesting of RSUs shall be valued at the greatest of  (i) the Market Price, (ii) the closing price on the Nasdaq Stock Market on the grant date, or (iii) the closing price of shares on the Nasdaq Stock Market on the date of vesting.
Pursuant to the Guidelines, covered persons are required to retain 100% of the net-after-tax shares received for one year following the vesting or settlement of an equity award regardless of whether the Guidelines have been met, and additionally, until a covered participant comes into compliance with the applicable ownership level, such person must retain 75% of the net-after tax shares received upon vesting or settlement of an equity award.
Termination Benefits
Each of our named executive officers is party to an employment agreement with us that provides for certain benefits if his or her employment is terminated under certain circumstances. This arrangement provides the named executive officers with a core level of assurance that their actions on behalf of the Company and its shareholders can proceed without the potential distraction of short-term issues that may affect the Company (e.g., a strategic transaction involving the Company) and helps ensure that our named executive officers continue to act in the best interests of the Company. In addition, the agreements contain measures that protect the Company past the date of the named executive officer’s termination, such as confidentiality, non-compete and non-solicitation requirements and the requirement that named executive officers execute a general release in favor of the Company in order to receive benefits. Named executive officers may also receive benefits with respect to unvested equity awards under our 2014 LTIP and in the case of Mr. Schmitzer, the Recognition Program. The key terms of the separation arrangements are described below in “Potential Payments Upon Termination or Change in Control”.
2022 Compensation Developments
The Company, with the Committee’s approval, retained Mercer (US), Inc. (“Mercer”) to assist the Committee in evaluating the compensation of the Company’s senior executive officers. As part of the engagement, Mercer assisted the Committee in developing a peer group to assess the design of our executive compensation program and to compare executive pay levels. The Committee used the peer group information in the development of variable cash bonuses under a new short-term incentive plan and variable equity compensation under a new long-term incentive plan. In July 2022, the Board, upon the recommendation of the Committee, approved the James River Group Holdings, Ltd. Short-Term Incentive Plan (the “STI Plan”), and granted initial award opportunities under such plan to the Company’s senior management team, including the named executive officers, for performance during the 2022 fiscal year, identified the Company’s senior management team as participants under such plan, including the named executive officers, as well as approved the James River Group Holdings, Ltd. Long-Term Incentive Plan (the “LTI Plan”).
The Committee believes that the adoption of the STI Plan and the LTI Plan provide the following benefits to our compensation program:
•
better align executive pay with Company performance, in that a significant portion of each executive officer’s pay opportunity is in the form of variable, performance-based short-term and long-term incentive awards, which are earned based on achievement of pre-established performance goals;

•
enhance the transparency of how the amount of short-term incentive payment and value of equity awards are determined;

•
adopt short-term incentive payment and equity award methodologies that are more consistent with the Company’s peer group, as identified below; and

•
establish pre-set maximum awards so that even if performance is above the maximum goal, the Company will nonetheless pay no more than the pre-set amount.

The Committee believes that the STI Plan and LTI Plan support best practices, prudent management of our business and properly align pay with performance.
Peer Group. With Mercer’s assistance, the Committee identified a peer group based upon the following factors:
•
companies engaged in property & casualty insurance; and

•
companies with total revenue and assets that were approximately 0.5x to 2.0x compared to the Company.

24James River Group Holdings, Ltd.

Based upon these criteria, the Committee identified the following 14 companies as its peer group to help develop the STI Plan and LTI Plan:
Amerisafe, Inc.	Kinsale Capital Group, Inc.
Argo Group International Holdings, Ltd.	ProAssurance Corporation
Donegal Group Inc.	RLI Corp.
Employers Holdings, Inc.	SiriusPoint Ltd.
Global Indemnity Group, LLC	United Fire Group, Inc.
Hallmark Financial Services, Inc.	United Insurance Holdings Corp.
HCI Group, Inc.	Universal Insurance Holdings, Inc.
STI Plan and Incentive Awards for 2022. The STI Plan is designed to provide incentives to designated senior officers of the Company to achieve certain financial and strategic performance targets and to link executive compensation to shareholder results by rewarding competitive and superior performance. Under the STI Plan, participants have the opportunity to receive a cash incentive award based upon the level of achievement of the performance goals over the period of January 1, 2022 through December 31, 2022. The named executive officers of the Company are among the designated participants for the 2022 performance period.
Based upon a review of the peer group’s short-term compensation practices and the Company’s strategic plan and historical performance levels, the Committee recommended to the Board, and the Board approved, the use of three performance metrics. Two of these are financial performance metrics, adjusted combined ratio and adjusted earnings before interest and taxes (EBIT), which are non-GAAP financial measures, and the third is the achievement of specified strategic goals. The Committee believes that performance metrics based on combined ratio and EBIT are appropriate, as they are industry standard measures of profitability.
For a member of our senior management with Company-wide responsibility, which includes Mr. D’Orazio and Ms. Doran, adjusted Company combined ratio, adjusted EBIT and the strategic goals are each weighted one-third in determining the actual incentive award payout. For a member of senior management who is a business segment leader or whose responsibilities are primarily focused on a single business segment, including Messrs. Schmitzer, McCafferty and Heinlein, the only variation in the performance metrics and weighting is that the adjusted combined ratio metric is split evenly between the Company’s adjusted combined ratio and the adjusted combined ratio of the applicable segment that such member of senior management performs services for, so each is weighted 16.665% of such person’s short term incentive opportunity.
Calculation of Adjusted Combined Ratio Metric
The Company’s adjusted combined ratio is calculated as the combined ratio of the Company on a consolidated basis, calculated prior to the effect of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of the deferred gain.
For each segment, adjusted combined ratio is calculated as the segment’s combined ratio, calculated prior to the effect of favorable or unfavorable prior year reserve development for which such segment ceded the risk under retroactive reinsurance agreements, if any, and the related changes in the amortization of the deferred gain.
Calculation of Adjusted EBIT
Adjusted EBIT is calculated as net income of the Company before income taxes and interest and excluding the portion of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of the deferred gain.
2022 Proxy Statement25

Payouts for achievement of threshold, target and maximum performance levels by named executive officers are set at 50%, 100% and 150% of the target opportunity, respectively. Performance falling between these levels is determined by linear interpolation. Threshold, target and maximum payouts for each of the named executive officers is set forth below, with the target payout amount equal to their 2022 annual base salary.
EXECUTIVE OFFICER	THRESHOLD PAYOUT	TARGET PAYOUT	MAXIMUM PAYOUT
Frank N. D’Orazio	$462,500	$925,000	$1,387,500
Sarah C. Doran	$275,000	$550,000	$825,000
Richard J. Schmitzer	$325,000	$650,000	$975,000
Terence M. McCafferty	$210,000	$420,000	$630,000
Daniel J. Heinlein	$182,500	$365,000	$547,500
The Committee will determine and recommend to the Board for approval the aggregate payout for the 2022 performance period in the first quarter of 2023. The Committee has discretion to adjust final results in the event of unusual or nonrecurring events.
To receive a payout, a participant must remain employed through the settlement of the award, subject to certain exceptions for (i) separation due to death or disability (in which case, payment is made at target level, pro-rated for the period employed), (ii) a qualifying retirement, termination without cause, termination by reason of non-renewal by the Company of the executive officer’s contract or resignation by the executive for good reason (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed), or (iii) a change in control of the Company prior to settlement of the award, followed by termination without cause of the participant, the Company’s non-renewal of the participant’s employment contract, or resignation by the participant for good reason (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed).
LTI Plan. The LTI Plan is designed to align compensation of designated senior officers of the Company, including the named executive officers, with Company performance and shareholder interests over the long-term. Awards under the LTI Plan will be made in the form of performance restricted share units (“PRSUs”). The Compensation Committee determined to delay the issuance of the initial awards of PRSUs until February 2023 since executives were granted equity awards in February 2022 prior to adoption of the LTI Plan. The performance period for the initial awards will be January 1, 2023 through December 31, 2025. Initial awards to each of the named executive officers are intended to have a target value equal to 50% of such named executive officer’s 2022 annual base salary, with the named executive officer receiving a service based award of restricted share units with a fair market value equal to 50% of the executive officer’s 2022 base salary. Each PRSU will represent a contingent right to receive one Company common share based upon the level of achievement of certain performance metrics during the performance period.
Based upon a review of our peer group’s long-term compensation practices, and the Company’s own business, the Committee recommended to the Board, and the Board approved, the use of two financial performance metrics, which will be evenly weighted. The financial performance metrics are (i) the Company’s adjusted operating return on average adjusted tangible common equity, and (ii) growth in adjusted tangible common equity per common share. Both of these measures are non-GAAP measures. The Committee chose these metrics because it believes that these measures are early indicators of the Company’s long-term financial performance.
Calculation of Adjusted Operating Return on Average Adjusted Tangible Common Equity
The Company calculates adjusted operating return on average adjusted tangible common equity for the performance period as the three-year average adjusted net operating income divided by the four-year average adjusted tangible common equity. For purposes of this calculation:
“Adjusted net operating income” is defined as net income (loss) available to common shareholders excluding (i) net realized and unrealized gain (losses) on investments, (ii) the portion of favorable or unfavorable prior year reserve development for which the Company’s subsidiaries ceded the risk under retroactive reinsurance agreements and the related changes in the amortization of deferred gain, and (iii) certain non-operating expenses, such as professional service fees related to a purported class action lawsuit, various strategic initiatives, the filing of registration statements for the offering of securities, and severance costs associated with terminated employees, calculated as of December 31 of each fiscal year during the performance period.
“Adjusted tangible common equity” is defined as shareholders’ equity less goodwill and intangible assets, net of amortization, accumulated other comprehensive income, and realized and unrealized gains (losses) on investments, and plus deferred gains under retroactive reinsurance agreements entered into by the Company’s subsidiaries, calculated as of the December 31st immediately preceding the performance period and December 31 of each fiscal year during the performance period.
26James River Group Holdings, Ltd.

Calculation of Growth in Adjusted Tangible Common Equity per Common Share
The Company calculates growth in adjusted tangible common equity per common share for the performance period as a percentage equal to the greater of  (i) ((A-B)/B)/4, and (ii) 0%, where:
A = adjusted tangible common equity per common share as of the last day of the performance period; and
B = adjusted tangible common equity per common share as of the December 31st immediately preceding the performance period.
“Adjusted tangible common equity per common share” is calculated as (i) adjusted tangible common equity, divided by (ii) the number of common shares outstanding.
The number of PRSUs that will be eligible to be earned and become vested for participants will be based upon both continued employment and the achievement of the performance metrics during the performance period, with payout for achievement of threshold, target and maximum performance levels for named executive officers to be set at 50%, 100% and 200% of the target number of PRSUs, respectively. Performance falling between these levels will be determined by linear interpolation. The Committee has discretion to adjust final results in the event of unusual or nonrecurring events.
To receive a payout, a participant must remain employed through the settlement of the award, subject to certain exceptions for (i) separation due to death or disability (in which case, payment is made at target level, pro-rata for the period employed), (ii) a qualifying retirement (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed), or (iii) a change in control of the Company prior to the settlement of the award, followed by termination without cause of the participant, the Company’s non-renewal of the participant’s employment contract, or resignation by the participant for good reason (in which case, payment is made based upon actual performance for the full performance period, pro-rated for the period employed).
The service based RSU awards will vest in three substantially equal annual installments commencing on the first anniversary of the grant date, provided that the recipient remains employed, subject to certain exceptions for (i) separation due to death or disability (in which case, all remaining unvested RSUs would vest), (ii) a qualifying retirement (in which case, the RSUs that would vest on the next annual installment will vest, and any other remaining RSUs will be forfeited) and (iii) a change in control of the Company prior to a vesting date, followed by termination without cause of the participant, the Company’s non-renewal of the participant’s employment contract, or resignation by the participant for good reason (in which case, all remaining unvested RSUs would vest).
Response to Say-on-Pay Results
In 2018, our shareholders selected, on an advisory basis, the option to hold an advisory vote on executive compensation every year, and after giving this vote consideration, our Board selected an annual frequency to hold the advisory vote. In the 2021 advisory vote, shareholders holding approximately 82% of our common shares that were voted on the proposal voted in favor of the compensation of our named executive officers as described in our 2021 proxy statement. We note the support for our approach to compensation of our executive officers in the 2021 advisory vote, but that there was also room for improvement. Therefore, we continued our general approach when making executive compensation decisions in February 2022, but have modified our approach for future periods through the adoption of the STI Plan and LTI Plan described above, which will, among other things, better align executive pay with Company performance.
Compensation Committee Report
The members of the Compensation Committee of the Company have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and in the definitive proxy statement for our 2022 annual general meeting of shareholders.
Compensation Committee
Patricia H. Roberts (Chairperson)
Ollie L. Sherman, Jr.
Sundar S. Srinivasan
2022 Proxy Statement27

Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers in 2021:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	SHARE AWARDS(1) ($)	OPTION AWARDS ($)	ALL OTHER COMPENSATION(2) ($)	TOTAL ($)
Frank N. D’Orazio, Chief Executive Officer	2021	$850,000	$425,000	—	—	$42,980	$1,317,980
	2020	$141,667	$200,000	$2,999,965	—	$113	$3,341,745
Sarah C. Doran, Chief Financial Officer	2021	$512,500	$257,500	$249,994	—	$35,570	$1,055,564
	2020	$491,667	$250,000	$1,099,950	—	$67,342	$1,908,959
	2019	$450,000	$410,000	$449,981	—	$49,506	$1,359,487
Richard J. Schmitzer, President and Chief Executive Officer, Excess and Surplus Lines segment	2021	$642,500	$312,917	$329,574	—	$195,371	$1,480,362
	2020	$625,833	$312,917	$542,459	—	$185,678	$1,666,887
	2019	$537,903	—	$526,758	—	$210,958	$1,275,619
Terence M. McCafferty, President and Chief Executive Officer, Specialty Admitted Insurance segment	2021	$397,708	$320,000	$386,245	—	$36,347	$1,140,300
	2020	$384,375	$288,281	$374,966	—	$27,071	$1,074,693
	2019	$375,000	$375,000	$219,984	—	$308,820	$1,278,804
Daniel J. Heinlein, President and Chief Executive Officer, Casualty Reinsurance segment	2021	$348,317	$175,000	$169,912	—	$226,270	$919,499
	2020	$338,250	$169,950	$329,978	—	$222,752	$1,060,930
	2019	$328,333	$255,000	$319,984	—	$232,218	$1,135,535
Robert P. Myron(3) Former President and Chief Operating Officer	2021	$408,334	—	$349,972	—	$469,168	$1,227,474
	2020	$691,667	$350,000	$649,984	—	$446,579	$2,138,230
	2019	$709,409	—	$749,982	—	$497,035	$1,956,426

(1)
Represents the aggregate grant date fair value of RSUs awarded under the 2014 Long-Term Incentive Plan (the “2014 LTIP”) computed in accordance with FASB ASC Topic 718.

(2)
See the immediately following table for a breakdown of the compensation included in the All Other Compensation column.

(3)
Mr. Myron retired on July 31, 2021. All of Mr. Myron’s unvested RSUs, which included all of the RSUs granted to him in 2021, were forfeited upon his retirement in accordance with the terms of the award agreements.

28James River Group Holdings, Ltd.

The following table provides a breakdown of the amounts set forth in the All Other Compensation column of the Summary Compensation Table:
Name	401(K) PLAN CONTRIBUTION ($)	TRANSPORTATION(a) ($)	HOUSING(b) ($)	TAXES(c) ($)	RETENTION AWARD(d) ($)	ACCRUED DIVIDENDS PAID UPON VESTING OF RSU AWARDS ($)	OTHER(e) ($)	TOTAL ALL OTHER COMPENSATION ($)
Frank N. D’Orazio	$17,400	—	—	—	—	$25,067	$513	$42,980
Sarah C. Doran	$17,400	—	—	—	—	$17,657	$513	$35,570
Richard J. Schmitzer	$17,400	—	—	—	$147,000	$30,458	$513	$195,371
Terence M. McCafferty	$17,400	—	—	—	—	$18,434	$513	$36,347
Daniel J. Heinlein	$17,400	$9,534	$136,181	$37,000	—	$14,057	$12,098	$226,270
Robert P. Myron	$17,400	$1,926	$95,040	$92,594	—	$110,209	$151,999	$469,168

(a)
For Messrs. Heinlein and Myron, the transportation benefit represents home leave and travel costs incurred for travel to Bermuda, as well as the cost of any occasional family travel to Bermuda paid for by the Company.

(b)
The housing benefit represents the cost of housing and utilities in Bermuda paid or reimbursed by the Company for Messrs. Heinlein and Myron. Mr. Myron’s family occasionally stayed in, and Mr. Heinlein’s family lives in, the housing paid for by the Company with such executives. There is no incremental cost allocated for family use of these homes.

(c)
The tax benefit represents Tax Equalization Payments made to Messrs. Heinlein and Myron.

(d)
Represents amount of retention award paid in 2021 pursuant to the James River Management Company, Inc. Leadership Recognition Program.

(e)
The amount shown for each named executive officer includes company-paid life insurance. The amount shown for Messrs. Heinlein and Myron also includes tax preparation services. The amount shown for Mr. Myron also includes compensation in the amount of $146,000, which he was paid for rendering consulting services to the Company following his retirement until December 31, 2021. The amount shown for Mr. Heinlein also includes club membership fees paid by the Company for the purpose of business entertainment.

Grants of Plan-Based Awards
The following table provides information regarding grants of equity awards to each of our named executive officers during 2021. All equity awards granted to our named executive officers in 2021 were in the form of RSUs and were made under our 2014 LTIP.
NAME	GRANT DATE	NUMBER OF SHARES OR STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(1)
Frank N. D’Orazio	—	—	—
Sarah C. Doran	2/17/2021	4,976	$249,994
Richard J. Schmitzer	2/17/2021	6,560	$329,574
Terence M. McCafferty	2/17/2021	7,688	$386,245
Daniel J. Heinlein	2/17/2021	3,382	$169,912
Robert P. Myron	2/17/2021	6,966(2)	$349,972

(1)
The grant date fair value of the RSUs was calculated in accordance with FASB ASC Topic 718.

(2)
Mr. Myron’s unvested RSUs were forfeited in accordance with their terms upon his retirement on July 31, 2021.

2022 Proxy Statement29

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards held by our named executive officers on December 31, 2021. Mr. Myron’s unvested RSUs were forfeited in accordance with their terms upon his retirement, and therefore he held no outstanding equity awards on December 31, 2021.
		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Frank N. D’Orazio	11/2/2020(2)	—	—	—	—	41,780	$1,203,682
Sarah C. Doran	2/20/2019(2)	—	—	—	—	3,566	$102,736
	2/19/2020(2)	—	—	—	—	6,888	$198,443
	10/28/2020(2)	—	—	—	—	8,281	$238,576
	2/17/2021(2)	—	—	—	—	4,976	$143,359
Richard J. Schmitzer	2/16/2016(3)	43,427	—	$32.07	2/15/2023	—	—
	2/20/2019(2)	—	—	—	—	4,174	$120,253
	2/19/2020(2)	—	—	—	—	8,304	$239,238
	2/17/2021(2)	—	—	—	—	6,560	$188,994
Terence M. McCafferty	2/20/2019(2)	—	—	—	—	1,743	$50,216
	2/19/2020(2)	—	—	—	—	5,740	$165,369
	2/17/2021(2)	—	—	—	—	7,688	$221,491
Daniel J. Heinlein	2/14/2017(3)	6,266	—	$42.17	2/14/2024	—	—
	2/20/2019(2)	—	—	—	—	2,536	$73,062
	2/19/2020(2)	—	—	—	—	5,052	$145,548
	2/17/2021(2)	—	—	—	—	3,382	$97,435
Robert P. Myron	—	—	—	—	—	—	—

(1)
Market value is calculated as the number of common shares indicated multiplied by $28.81, which was the closing price of the Company’s common shares on December 31, 2021 as reported by the Nasdaq Stock Market.

(2)
Vesting occurs in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Vesting occurred in three equal annual installments beginning on the first anniversary of the grant date

30James River Group Holdings, Ltd.

Option Exercises and Stock Vested
The following table presents certain information concerning the exercise of stock options and the vesting of stock awards held by our named executive officers during 2021.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Frank N. D’Orazio	—	—	20,889	$675,341
Sarah C. Doran	—	—	11,149	$478,122
Richard J. Schmitzer	—	—	12,620	$622,418
Terence M. McCafferty	—	—	7,615	$320,665
Daniel J. Heinlein	—	—	6,433	$317,276
Robert P. Myron	—	—	35,911	$1,766,882

(1)
The value realized equals the closing sales price of our common shares on the vesting date as reported on the Nasdaq Stock Market, multiplied by the number of shares as to which the RSUs vested.

Pension Benefits & Nonqualified Deferred Compensation
We do not provide a pension plan for our employees and no named executive officers participated in a nonqualified deferred compensation plan during 2021.
Chief Executive Officer Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the total 2021 compensation of our Chief Executive Officer, Frank N. D’Orazio, to the total compensation for 2021 of our median employee. We determined our median employee for purposes of the disclosure by generating a report from our payroll system reflecting regular and overtime salary (where applicable) paid to our employees for the calendar year 2021 for every full-time, part-time and short-term employee employed by us at December 31, 2021 (excluding Mr. D’Orazio). We annualized this pay for employees who had worked for us for less than a full year. Once we determined the median employee, we calculated that employee’s total compensation for 2021 in the same manner utilized to determine the amount reported for Mr. D’Orazio in the “Total Compensation” column of our 2021 Summary Compensation Table included in this proxy statement.
Mr. D’Orazio’s total annual compensation was $1,317,980, and our median employee’s total annual compensation was $90,701. The ratio of the total annual compensation of Mr. D’Orazio to the total annual compensation for our median employee in 2021 is approximately 15 to 1.
Potential Payments upon Termination or Change of Control
Employment Agreements
We are a party to an employment agreement with each of our named executive officers, with the exception of Mr. Myron, whose employment agreement terminated in connection with his retirement. The employment agreements provide for certain payments and benefits to be provided to our named executive officers if their employment is terminated by us without Cause (as defined in each employment agreement) or by the named executive officer for Good Reason (as defined in each employment agreement), or if we give notice that we do not intend to renew the term of the named executive officer’s employment when the term ends (a “Non-Renewal Termination”). The benefits are (i) continuation of salary or like payments (“Separation Payments”) for a specified period, paid in accordance with our normal payroll practices, (ii) post-employment coverage under our health, dental and vision plans, to the extent that such coverage is available under the plans, with the Company continuing to pay the same amount for such coverage as was paid when the executive officer was employed (with the executive officer paying the remaining cost of the coverage) for a 12 month period (except in the case of  (A) Mr. D’Orazio, who will receive such benefit for 18 months, and (B) Mr. McCafferty, who will receive such benefit for 18 months following a termination by the Company of Mr. McCafferty’s employment without Cause, or termination by him for Good Reason); provided that, in the event post-employment health care coverage is not available under the Company’s health insurance plan, then the Company will pay the executive officer the premium cost for such insurance that the Company would have paid if the executive officer had been permitted to continue coverage thereafter, (iii) any unpaid discretionary cash bonus awarded for the year prior to the
2022 Proxy Statement31

year in which the named executive’s termination of employment occurs, which shall be paid in a lump sum on the normal bonus payment date, and (iv) in the case of Mr. D’Orazio only, payment of a pro-rated portion of Mr. D’Orazio’s target bonus for the year in which he is terminated, which pro-rated amount would be determined based upon the period of the year he served as Chief Executive Officer prior to the termination date. The compensation provided for in the foregoing sentence is referred to as the “Separation Benefits”. The Separation Benefits are in addition to our obligation to pay each named executive officer accrued but not yet paid base salary and any accrued but unused vacation, as well as accrued and not yet paid Tax Equalization Payments, in each case through the date of termination of such executive officer’s employment.
Additionally, Ms. Doran and Mr. Heinlein are entitled to reimbursement for relocation expenses from North Carolina, in the case of Ms. Doran, and Bermuda, in the case of Mr. Heinlein, under the circumstances specified in the applicable named executive officer’s chart set forth below under “Quantification of Termination Benefits”.
Separation Payments
The table below sets forth the manner to calculate the Separation Payment pursuant to his or her employment agreement, and the period after termination that the named executive officer will be eligible to receive a Separation Payment, for each named executive officer serving in such capacity at December 31, 2021. Unless otherwise specified, the period for payment is the same for an executive officer irrespective of the basis for termination and whether or not it occurred in the 12-month period following a Change in Control (as defined in the employment agreements where relevant to an employee’s separation arrangements).
Name	Manner to Calculate Separation Payment and Period for Payment
Frank N. D’Orazio	Amount per month equal to base salary in effect on the date of termination divided by 12, payable for 18 months.
Sarah C. Doran
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
24 months in the event of termination by the Company without Cause, by Ms. Doran for Good Reason or as a result of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

2.
30 months in the event of termination by the Company without Cause, by Ms. Doran for Good Reason or as a result of a Non-Renewal Termination, in each case within 12 months after a Change in Control.

Richard J. Schmitzer
Amount per month equal to base salary in effect on the date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause, or by Mr. Schmitzer for Good Reason before a Change in Control or more than 12 months thereafter;

2.
36 months in the event of termination by the Company without Cause or by Mr. Schmitzer for Good Reason within 12 months after a Change in Control;

3.
12 months in the event of a Non-Renewal Termination before a Change in Control or more than 12 months thereafter; or

4.
24 months in the event of a Non-Renewal Termination within 12 months after a Change in Control.

Terence M. McCafferty
Amount per month equal to base salary in effect on date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause or by Mr. McCafferty for Good Reason before a Change in Control or more than 12 months thereafter;

2.
30 months in the event of termination by the Company without Cause or by Mr. McCafferty for Good Reason within 12 months after a Change in Control; or

3.
12 months in the event of a Non-Renewal Termination.

Daniel J. Heinlein
Amount per month equal to base salary in effect on date of termination divided by 12, for:
1.
18 months in the event of termination by the Company without Cause or by Mr. Heinlein for Good Reason before a Change in Control or more than 12 months thereafter;

2.
24 months in the event of termination by the Company without Cause or by Mr. Heinlein for Good Reason within 12 months after a Change in Control; or

3.
12 months in the event of a Non-Renewal Termination.

32James River Group Holdings, Ltd.

Conditions to Payment of Separation Benefits
In order to receive the Separation Benefits, the named executive officer must execute a general release in our favor, comply with non-compete and customer and employee non-solicitation restrictive covenants and non-disclosure obligations (the “Restrictive Covenants”) for the period specified in the named executive officer’s employment agreement and identified under their name below under “Quantification of Termination Payments”. In the event that the named executive officer violates the Restrictive Covenants during the specified period, the Company may terminate the Separation Benefits that it is providing to the named executive officer, and such officer would be obligated to repay the Company for payments previously received.
Equity Awards
Pursuant to the terms of RSUs and share option awards under the 2014 LTIP, if the employment of a named executive officer is terminated without Cause, or such named executive officer terminates his or her employment for Good Reason (in each case as defined in the named executive officer’s employment agreement), following a Change in Control (as defined in the 2014 LTIP), then all of such named executive officer’s unvested outstanding RSUs and share options shall accelerate and become vested. In any other circumstance that a named executive officer is terminated, his or her unvested options and RSUs will be forfeited on the date that such officer’s employment with the Company terminates.
If a named executive officer is terminated for Cause, then such officer’s vested options will be forfeited on the date of termination. If a named executive officer’s employment is terminated other than for Cause or by reason of death or disability, then such officer’s vested options shall remain exercisable for the shorter of 90 days from the date of termination and the option’s expiration date. If a named executive officer’s employment is terminated due to death or disability, then such officer’s vested options shall remain exercisable for the shorter of 12 months from the date of termination and the option’s expiration date.
Recognition Program
Pursuant to the Recognition Program, Mr. Schmitzer may be entitled to receive payments upon death, retirement or a Change in Control (as defined under the Recognition Program), in addition to any Separation Benefits he may be entitled to under his employment agreement.
Under the Recognition Program, if a participant retires or dies while an employee of the Company after attaining age 65 and performing 10 years of continuous service (a “Qualified Separation”), then the value of the participant’s account shall be paid to him or his beneficiary in three equal annual installments commencing in the plan year in which the Qualified Separation occurs; provided, that in the case of a Qualified Separation due to retirement, the participant has entered into a non-competition and non-solicitation agreement with the Company. Mr. Schmitzer has satisfied the requirements for a Qualified Separation, and accordingly, is eligible to receive these benefits upon his retirement or death while an employee of the Company.
If a Change in Control (as defined in the Recognition Program) occurs, then each participant employed by the Company as of the date of the Change in Control shall be entitled to payment of their account in three equal annual installments commencing in the plan year during which the Change of Control occurs. A participant must remain employed by the Company on the date actual payment is to be made to be eligible to receive any such payment, unless the participant experiences a Qualified Separation or is terminated by the Company without Cause (as defined in the Recognition Program).
Quantification of Termination Benefits
The following tables quantify the estimated benefits that each of the named executive officers would have received had they been terminated in the manner described below on December 31, 2021, and, with respect to those benefits contingent upon the occurrence of a Change in Control, assuming the Change in Control occurred on such date. The value for RSUs is determined in accordance with SEC rules as the number of shares subject to RSUs that received accelerated vesting, multiplied by $28.81, which was the closing price of our common shares on December 31, 2021, as reported by the Nasdaq Stock Market. The value for RSUs also includes the aggregate amount of dividends that had accrued on unvested RSUs, which amount is paid upon vesting of the awards.
2022 Proxy Statement33

Frank N. D’Orazio. The following table describes the potential estimated payments that Mr. D’Orazio would have been entitled to receive had he been terminated on December 31, 2021, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. D’Orazio’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Mr. D’Orazio would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment, in order to continue to receive the Separation Benefits, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
Executive Benefits and Payments Upon Termination	Without Cause; for Good Reason or Non-Renewal Termination (without Change in Control)	Without Cause or for Good Reason (with Change in Control)	Non-Renewal Termination (with Change in Control)
Separation Payment	$1,275,000	$1,275,000	$1,275,000
Insurance	$29,982	$29,982	$29,982
Discretionary Cash Bonus	$850,000	$850,000	$850,000
RSUs (amount includes accrued dividends payable upon vesting)	—	$1,266,352	—
Sarah C. Doran. The following table describes the potential estimated payments that Ms. Doran would have been entitled to had she been terminated on December 31, 2021, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Ms. Doran’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Ms. Doran would have been required under her employment agreement to comply with the Restrictive Covenants for a period of 12 months from the date of termination of her employment by the Company without Cause, by her for Good Reason or in the event of a Non-Renewal Termination in order to continue to receive the Separation Benefits, and not be obligated to repay the Company any amounts received. The relocation expenses and the acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
Executive Benefits and Payments Upon Termination	Without Cause; for Good Reason or Non-Renewal Termination (without Change in Control)	Without Cause; or for Good Reason (with Change in Control)	Non-Renewal Termination (with Change in Control)
Separation Payment	$1,030,000	$1,287,500	$1,287,500
Insurance	$16,518	$16,518	$16,518
Discretionary Cash Bonus	—	—	—
Relocation Expenses from North Carolina	$100,000	$100,000	$100,000
RSUs (amount includes accrued dividends payable upon vesting)	—	$730,875	—
34James River Group Holdings, Ltd.

Richard J. Schmitzer. The following table describes the potential estimated payments that Mr. Schmitzer would have been entitled to had he been terminated on December 31, 2021, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. Schmitzer’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. Schmitzer would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason, and for 12 months in the event of a Non-Renewal Termination, in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control is not subject to compliance with the Restrictive Covenants. Additionally, with respect to benefits payable under the Recognition Program, the amount set forth below assumes that the Company has not reduced, modified or terminated any amounts credited to Mr. Schmitzer’s account, which it is permitted to do in its sole discretion under the Recognition Program, and that in a case of payment for a Change in Control without an accompanying termination of employment, Mr. Schmitzer either remains employed by the Company until the date that all payments are made, or is terminated without cause prior to such date.
Executive Benefits and Payments Upon Termination	Without Cause or for Good Reason (without Change in Control)	Non-Renewal Termination (without Change in Control)	Without Cause (with Change in Control)	For Good Reason (with Change in Control)	Non- Renewal Termination (with Change in Control)	Change in Control (without Accompanying Termination)	Retirement or Death
Separation Payment	$963,750	$642,500	$1,927,500	$1,927,500	$1,285,000	—	—
Insurance	$13,284	$13,284	$13,284	$13,284	$13,284	—	—
Discretionary Cash Bonus	$104,306	$104,306	$104,306	$104,306	$104,306	—	—
RSUs (amount includes accrued dividends payable upon vesting)	—	—	$591,313	$591,313	—	—	—
Recognition Program	—	—	$80,500	—	—	$80,500	$80,500
Terence M. McCafferty. The following table describes the potential estimated payments that Mr. McCafferty would have been entitled to had he been terminated on December 31, 2021, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. McCafferty’s employment was actually terminated under the circumstances set forth or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. McCafferty would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 18 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason, and for 12 months in the event of a Non-Renewal Termination, in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The acceleration of vesting for the RSUs in connection with a Change in Control is not subject to compliance with the Restrictive Covenants.
Executive Benefits and Payments Upon Termination	Without Cause or for Good Reason (without Change in Control)	Without Cause or for Good Reason (with Change in Control)	Non-Renewal Termination (with or without Change in Control)
Separation Payment	$600,000	$1,000,000	$400,000
Insurance	$24,778	$24,778	$16,518
Discretionary Cash Bonus	$96,094	$96,094	$96,094
RSUs (amount includes accrued dividends payable upon vesting)	—	$466,353	—
2022 Proxy Statement35

Daniel J. Heinlein. The following table describes the potential estimated payments that Mr. Heinlein would have been entitled to had he been terminated on December 31, 2021, calculated in the manner described under the paragraph “Quantification of Termination Payments”. The amounts are estimated, and actual amounts may vary if Mr. Heinlein’s employment was actually terminated under the circumstances set forth below or our common shares were trading at a different price, where relevant. Pursuant to the terms of his employment agreement, Mr. Heinlein would have been required under his employment agreement to comply with the Restrictive Covenants for a period of 12 months from the date of termination of his employment if his employment was terminated by the Company without Cause or by him for Good Reason or in the event of a Non-Renewal Termination in order to continue to receive the Separation Benefits described herein, and not be obligated to repay the Company any amounts received. The payment for the relocation expenses and the acceleration of vesting for the RSUs in connection with a Change in Control are not subject to compliance with the Restrictive Covenants.
Executive Benefits and Payments Upon Termination	Without Cause or for Good Reason (without Change in Control)	Without Cause or for Good Reason (with Change in Control)	Non-Renewal Termination (with or without Change in Control)	Death or Disability, or Executive Initiated Non-Renewal Termination
Separation Payment	$525,000	$700,000	$350,000	—
Insurance	$18,352	$18,352	$18,352	—
Discretionary Cash Bonus	$56,650	$56,650	$56,650	—
Relocation Expenses from Bermuda	$25,000	$25,000	$25,000	$25,000(1)
RSUs (amount includes accrued dividends payable upon vesting)	—	$341,359	—	—

(1)
In the event of Mr. Heinlein’s death, his family will be entitled to this benefit.

Compensation Paid to Mr. Myron in Connection with his Retirement
In connection with Mr. Myron’s retirement on July 31, 2021, we entered into a Separation and Release Agreement (the “Separation Agreement”) with him, which among other things, provided for a mutual waiver of liability by the Company and Mr. Myron, subject to certain limited exceptions, including continuing obligations of the Company to provide indemnification for any claims arising out of Mr. Myron’s service to the Company as an executive officer under applicable law, the Bye-laws and the indemnification agreement to which Mr. Myron is a party. The Separation Agreement also provided for Mr. Myron to provide consulting services to us for the period August 1, 2021 through December 31, 2021 for a monthly payment of $29,167. Mr. Myron’s outstanding RSU awards terminated in accordance with their terms on the date of his retirement.
Compensation Risk Assessment
We do not believe that our compensation policies and practices encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company. We do not have any programs where a participant may directly affect variability or timing of payout. Rather, our compensation programs include a combination of fixed base salaries, discretionary cash bonuses and long-term incentive awards generally with fixed times for payment. We believe these practices are unlikely to create incentives for employees or executives to take excessive or unnecessary risks. In particular, because the cash bonuses are discretionary, and for executive officers, have a target payout equivalent to their base salary, we believe that the risk of employees taking actions that are detrimental to the Company or that create excessive risk are reduced. Additionally, the long-term incentive awards, awarded in the form of RSUs, typically vest in annual installments over a three-year period, incentivizing executives to maintain a long-term perspective in conducting business, rather than seeking short-term gain. Our senior management will continue to monitor the effect of our compensation policies and practices on our employees and will make reports to our Compensation Committee if any concerns should arise.
36James River Group Holdings, Ltd.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information about the Company’s equity compensation plans as of December 31, 2021.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders:
2014 Non-Employee Director Incentive Plan, as amended	5,970(2)	—	94,781
2014 Long-Term Incentive Plan, as amended	574,139(3)	$35.26	1,326,456(4)
Equity compensation plans not approved by shareholders:	—	—	—
Total	580,109	$35.26	1,421,237

(1)
RSUs are not taken into account in the computation of the weighted-average exercise price since they do not have an exercise price.

(2)
Consists solely of RSUs

(3)
Includes 286,165 RSUs.

(4)
Pursuant to the terms of the 2014 LTIP, 500,000 of the shares remaining available for issuance under this plan may only be awarded in the form of share appreciation rights or options. This restriction will be eliminated if Proposal 12, a proposed amendment to the 2014 LTIP, is approved by our shareholders.

2022 Proxy Statement37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us if the amount involved exceeds $120,000 (a “Related Party Transaction”) without the consent of our Audit Committee. Any request for us to enter into a Related Party Transaction is required to be presented to our Audit Committee for review, consideration and approval. All of our directors and executive officers are required to report to our Audit Committee any such transaction before we enter into it. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover Related Party Transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Related Party Transactions
We agreed to compensate Mr. Myron $29,167 per month for consulting services he provided to the Company as requested by Mr. D’Orazio for the period of August 1, 2021 through December 31, 2021. For additional information regarding this transaction, please see the Executive Compensation discussion in this proxy statement.
On February 24, 2022, we entered into an Investment Agreement (the “Investment Agreement”) with GPC Partners Investments (Thames) LP (“GPC Thames”), an affiliate of Gallatin Point Capital LLC, relating to the issuance and sale of 150,000 of our Series A Preferred Shares, for an aggregate purchase price of  $150 million, or $1,000 per share. The transaction closed on March 1, 2022. Holders of the Series A Preferred Shares will be entitled to a dividend at the initial rate of 7% per annum of the $1,000 liquidation preference, payable in cash, in-kind in common shares or in Series A Preferred Shares, at the Company’s election. On the five-year anniversary of the Closing Date, and each five-year anniversary thereafter, the dividend rate will reset to a rate equal to the five-year U.S. treasury rate (calculated as set forth in the Certificate of Designations) plus 5.2%. Dividends will accrue quarterly.
Holders of the Series A Preferred Shares are entitled to vote with the holders of our common shares on an as-converted basis as determined in accordance with the Certificate of Designations setting forth the terms of the Series A Preferred Shares. Holders of the Series A Preferred Shares are entitled to a separate class vote with respect to amendments to our organizational documents that have an adverse effect on the Series A Preferred Shares, authorizations or issuances by the Company of securities that are senior to or pari passu with the Series A Preferred Shares, increases or decreases in the number of authorized Series A Preferred Shares, or the issuance of any additional Series A Preferred Shares other than in payment of dividends on the outstanding Series A Preferred Shares. In no event will the Series A Preferred Shares held by GPC Thames and its permitted transferees, together with any common shares received on conversion of Series A Preferred Shares or as dividends with respect to Series A Preferred Shares, be entitled to vote in excess of 9.9% of the aggregate voting power of our then-outstanding common shares on an as converted basis or of our outstanding voting securities. Upon a transfer of Series A Preferred Shares to an unaffiliated third party, the voting limitation will cease to apply unless the third-party transferee affirmatively elects to be limited in the same manner as the transferor. GPC Thames and any transferees will also be subject to the voting limitation imposed on all U.S. persons contained in the Bye-laws to the extent such restrictions are applicable.
Until GPC Thames and its permitted transferees no longer beneficially own Series A Preferred Shares and/or common shares issued or issuable upon conversion of such Series A Preferred Shares that represent in the aggregate (a) at least 50% of the number of common shares beneficially owned by GPC Thames, on an as-converted basis, as of the closing date on March 1, 2022 and (b) beneficially own at least 5% of the number of common shares on an as-converted basis, GPC Thames will be entitled to designate one individual (the “Series A Designee”) for nomination to our Board of Directors. GPC Thames has designated Matthew B. Botein for nomination as the Series A Designee, and, accordingly, the Board approved the appointment of Mr. Botein to serve as a Class I director with a term expiring at the 2024 annual general meeting of the Company’s shareholders, effective following receipt of any necessary regulatory approvals. Until applicable regulatory approvals are obtained, Mr. Botein has board observer status.
For further information regarding the Investment Agreement, including a description of certain obligations and restrictions binding on the parties thereto and the terms of the Series A Preferred Shares, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on February 28, 2022 and March 8, 2022.
38James River Group Holdings, Ltd.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The below table sets forth information as of September 1, 2022 regarding the beneficial ownership of our common shares by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors and nominees for election as a director, (3) each of our executive officers named in the Summary Compensation Table appearing in this proxy statement and (4) all directors, nominees and executive officers as of September 1, 2022 as a group.
The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares (i) that a person would receive upon exercise of options or conversion of a security held by that person that are immediately exercisable or convertible, or exercisable or convertible within 60 days of September 1, 2022, and (ii) that a person would receive upon vesting of RSUs within 60 days of September 1, 2022. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options or convertible security and RSUs for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities.
As of September 1, 2022, there were a total of 37,450,438 common shares and 150,000 Series A Perpetual Cumulative Convertible Preferred Shares, par value $0.00125 per share (the “Series A Preferred Shares”) issued and outstanding.
Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned	Number of Series A Preferred Shares Beneficially Owned	Percentage of Series A Preferred Shares Beneficially Owned
5% or more Shareholders:
GPC Partners Investments (Thames) LP	5,640,158(1)	13.1%	150,000	100%
BlackRock, Inc.	5,383,750(2)	14.4%
The Vanguard Group	2,440,606(3)	6.5%
T. Rowe Price Associates, Inc.	2,253,930(4)	6.0%
Champlain Investment Partners, LLC	1,954,785(5)	5.2%
Directors, Nominees and Executive Officers:(6)
J. Adam Abram	482,943	1.3%
Frank N. D’Orazio	64,340	*
Thomas L. Brown	5,000	*
Janet R. Cowell	7,702	*
Kirstin M. Gould	4,150	*
Peter B. Migliorato	—	*
Michael T. Oakes	17,003	*
Patricia H. Roberts	8,448	*
Ollie L. Sherman, Jr.	10,797	*
Sundar S. Srinivasan	15,831	*
2022 Proxy Statement39

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned	Number of Series A Preferred Shares Beneficially Owned	Percentage of Series A Preferred Shares Beneficially Owned
Sarah C. Doran	43,873(7)	*
Richard J. Schmitzer	238,045(8)	*
Terence M. McCafferty	15,521	*
Daniel J. Heinlein	23,331(9)	*
Robert P. Myron	219,662(10)	*
All directors, nominees and executive officers as a group (16 persons)	938,590(11)	2.5%

*
Represents beneficial ownership of less than 1%.

(1)
Information is based on the Schedule 13G filed with the SEC on March 11, 2022 by GPC Partners Investments (Thames) LP (“GPC Thames”), GPC Partners II GP LLC (“GPC II GP”), Gallatin Point Capital LLC (“Gallatin Point”), Matthew B. Botein and Lewis A. (Lee) Sachs (collectively, the “GPC Parties”). The GPC Parties reported that their beneficial ownership of 5,640,158 shares (the “Subject Shares”) represents common shares issuable upon conversion of Series A Preferred Shares. GPC Thames, GPC II GP and Gallatin Point reported sole voting and sole dispositive power over the Subject Shares, and Messrs. Botein and Sachs reported shared voting power and shared dispositive power over the Subject Shares. GPC Thames is the direct holder of the Series A Preferred Shares that may be converted into the Subject Shares. The Series A Preferred Shares vote on an as converted basis with holders of our common shares; provided, however, that pursuant to the terms of the Series A Preferred Shares, they may not be voted by the Gallatin Parties in excess of 9.9% of the aggregate voting power of the then-outstanding common shares on an as converted basis or of our outstanding voting securities.

Gallatin Point is the managing member of GPC II GP, which, in turn, is the general partner of GPC Thames. Messrs. Botein and Sachs jointly control Gallatin Point through multiple intermediate entities. The address of the GPC Parties is 600 Steamboat Road, Greenwich, CT 06830.
(2)
Information is based on Amendment No. 6 to Schedule 13G filed with the SEC on January 27, 2022 by BlackRock, Inc. (“BlackRock”). BlackRock reported sole voting power over 5,335,357 common shares and sole dispositive power over 5,383,750 common shares. The common shares are reported as beneficially owned by BlackRock and certain of its subsidiaries. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)
Information is based on Amendment No. 3 to Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group (“Vanguard”). Vanguard reported shared voting power over 35,882 common shares, sole dispositive power over 2,375,399 common shares and shared dispositive power over 65,207 common shares. The common shares are reported as beneficially owned by Vanguard and certain of its subsidiaries. The address of Vanguard is 100 Vanguard Boulevard, Malvern, PA, 19355.

(4)
Information is based on the Schedule 13G filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates reported sole voting power over 763,473 common shares and sole dispositive power over 2,253,930 common shares. The common shares are reported as beneficially owned by Price Associates and certain of its individual or institutional clients for which Price Associates serves as investment adviser. The address of Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

(5)
Information is based on the Schedule 13G filed with the SEC on February 11, 2022 by Champlain Investment Partners, LLC (“Champlain”). Champlain reported sole voting power over 1,519,620 common shares and sole dispositive power over 1,954,785 common shares. The common shares are reported as beneficially owned by Champlain as an investment adviser. The address of Champlain is 180 Battery Street, Burlington, VT 05401.

(6)
The address of each director, nominee and executive officer listed is c/o James River Group Holdings, Ltd., P. O. Box 1502, Hamilton HM FX, Bermuda.

(7)
The reported amount includes 4,140 common shares issuable upon the vesting of RSUs on October 28, 2022.

(8)
The reported amount includes 43,427 common shares issuable upon the exercise of vested options.

(9)
The reported amount includes 6,266 common shares issuable upon the exercise of vested options.

(10)
Information is based on the amount of securities beneficially owned by Mr. Myron as of the date of his retirement on July 31, 2021.

(11)
The reported amount includes 4,140 common shares issuable upon the vesting of RSUs within 60 days of September 1, 2022 and 49,693 common shares issuable upon the exercise of vested options.

40James River Group Holdings, Ltd.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, shareholders will elect (i) two individuals to serve as Class II directors and hold office until our 2023 annual general meeting of shareholders (assuming Proposal 2 is approved, and if not, to hold office until our 2025 annual general meeting of shareholders), (ii) one individual to serve as a Class I director and hold office until our 2024 annual general meeting of shareholders, and (iii) one individual to serve as a Class III director to hold office until our 2023 annual general meeting of shareholders.
The nominees were recommended and approved for nomination by the Nominating and Corporate Governance Committee of our Board of Directors. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the four nominees recommended for election by our Board of Directors unless you mark the proxy in such a manner as to withhold your vote.
If, for any reason, any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate or if Proposal 6 (pertaining to our Board’s ability to fix the size of the Board from time to time) is approved, our Board of Directors may reduce the size of our Board and eliminate the vacancies. Our Board of Directors, however, has no reason to believe that the nominees will be unable or unwilling to be a candidate for election at the time of the Annual Meeting.
If Proposal 2, an amendment to the Bye-laws to declassify the Board of Directors, is approved, then shareholders will be voting at the Annual Meeting to elect each of Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors for a one-year term, expiring at the next annual general meeting and until their successors are duly elected and qualified. If Proposal 2 is not approved, then shareholders will vote to elect Messrs. Migliorato and Sherman as Class II directors until the 2025 annual general meeting of shareholders and until their successors are duly elected and qualified.
Irrespective of whether Proposal 2 is approved, shareholders will be voting at the Annual Meeting to elect (i) Kirstin M. Gould as a Class I director to serve until the 2024 annual general meeting of shareholders (which is the balance of the term of service for Class I directors generally) and until her successor is duly elected and qualified and (ii) Michael T. Oakes as a Class III director to serve until the 2023 annual general meeting of shareholders (which is the balance of the term of service for Class III directors generally) and until his successor is duly elected and qualified. Ms. Gould was appointed as a Class I director immediately following the Company’s 2021 Annual Meeting for a partial term ending at our annual general meeting in 2022. The Board appointed Ms. Gould for a partial term, rather than for a full three-year term as a Class I director, to provide shareholders the opportunity to vote on her service as a director, instead of not having the opportunity to do so for the three-year period. The Board has nominated Ms. Gould for election at the Annual Meeting to serve as a director until the meeting held in 2024, which is the remainder of the three-year term for Class I directors. The Board, with support from Mr. Oakes, determined to submit Mr. Oakes for election prior to expiration of his current term as a Class III director to give shareholders the opportunity to vote on his continued service as a director in light of the fact that Mr. Oakes received a greater number of withhold votes than votes in favor of his re-election at the Company’s 2020 annual general meeting of shareholders.
Required Vote and Recommendation
Each director will be elected by a plurality of the votes cast in the election of directors at the Annual Meeting, either in person or represented by properly authorized proxy. This means that the four nominees who receive the largest number of  “FOR” votes cast will be elected as directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.
2022 Proxy Statement41

PROPOSAL 2
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO DECLASSIFY THE BOARD OF DIRECTORS
In July 2022, our Board of Directors approved the amendment and restatement of our Third Amended and Restated Bye-laws (the “Bye-laws”), subject to shareholder approval pursuant to Bye-law 78. This Proposal 2 sets forth the description of the proposed Bye-law amendment to declassify our Board. Proposals 5-11 describe additional proposed amendments to the Bye-laws.
Overview
Bye-law 41 of the existing Bye-laws provides for a classified board structure, pursuant to which the Board is divided into three classes and directors are elected to staggered three-year terms, with directors of one of the three classes elected every year. The Board has determined it is in the best interests of the Company and its shareholders to amend the Bye-laws to declassify the Board. Based upon feedback from some institutional investors and other constituents, and our commitment to enhancing our corporate governance, after careful consideration, the Board approved an amendment to the Bye-laws that, if adopted, would eliminate the classified structure of the Board by the 2024 annual general meeting of shareholders.
If this proposal is approved, the two Class II directors up for election at the Annual Meeting will be elected for a one-year term ending at the annual general meeting of shareholders in 2023, and until their successors are elected and qualified. If this proposal is not approved, then the two Class II directors up for election will be elected for a three-year term ending at the annual general meeting of shareholders in 2025 and until their successors are elected and qualified.
Summary of Proposed Change
If this proposal is adopted, Bye-law 41 of the existing Bye-laws will be amended to provide that all directors standing for election at the first annual general meeting of shareholders held after the date of adoption of modified Bye-law 41 will be elected to a one-year term expiring at the next annual general meeting, to hold office until their successors are elected and qualified, except that (i) each director serving as a Class I director will hold office until the annual general meeting held in 2024, (ii) each director serving as a Class II director will hold office until the annual general meeting held in 2022, and (iii) each director serving as a Class III director will hold office until the annual general meeting held in 2023, and in each case to hold office until his or her successors are elected and qualified. Directors elected or appointed to fill a vacancy on the Board created by a director’s removal, bankruptcy, death or resignation will hold office until the next annual general meeting of shareholders held after the date of such appointment.
The description of this proposed amendment to the existing Bye-laws is only a summary, and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Bye-law 41 of the Bye-laws, marked to show the proposed amendment (with deletions indicated by strike-outs and additions indicated by underlining), a copy of which is attached to this proxy statement as Appendix A.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.
42James River Group Holdings, Ltd.

PROPOSAL 3
TO APPROVE THE RE-APPOINTMENT OF ERNST & YOUNG LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION
Upon the recommendation of our Audit Committee, our Board of Directors proposes that our shareholders approve the re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders. A representative of Ernst & Young LLP is expected to be available during the Annual Meeting with the opportunity to make any statement he or she may desire, and to respond to appropriate questions from shareholders.
Our Audit Committee engages in an annual evaluation of Ernst & Young LLP’s insurance industry qualifications and expertise, assesses the quality of its service, its sufficiency of resources, the quality, timeliness and practicality of communication and interaction with it, the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting the property and casualty insurance industry, its ability to meet deadlines and respond quickly, its timeliness and accuracy of all services presented to the Audit Committee for pre-approval and review, management’s feedback, the lead partner’s performance, the comprehensiveness of evaluations of our internal control structure, and its independence, candor, objectivity and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
Required Vote and Recommendation
The approval of the re-appointment of Ernst & Young LLP as our independent auditor requires the affirmative vote of a majority of the votes cast on the matter. If our shareholders do not vote to approve the re-appointment of Ernst & Young LLP as our independent auditor, our Audit Committee will reconsider such re-appointment, but retains the discretion to continue the retention of such firm if it believes it is in the best interest of the Company and our shareholders. Even if our shareholders do vote to approve the re-appointment of Ernst & Young LLP, our Audit Committee retains the discretion to reconsider its re-appointment as our independent auditor if the Audit Committee believes it necessary to do so in the best interest of the Company and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR TO SERVE UNTIL THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

2022 Proxy Statement43

Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees for professional services rendered to us or on our behalf by Ernst & Young LLP (Charlotte, North Carolina, PCAOB ID: 42, “EY”) for the years ended December 31, 2021 and 2020 are as follows:
	2021	2020
Audit Fees	$2,020,095	$2,024,461
Audit-Related Fees	—	—
Tax Fees	$297,440	$239,500
All Other Fees	$4,165	$3,405
Total Fees	$2,321,700	$2,267,366

The items set forth in the above table generally consisted of the following items:
Audit Fees. Audit fees consisted of fees incurred in connection with the Company’s annual financial statement audits and statutory audits, review of quarterly financial statements, and post-report review procedures in 2021 and 2020.
Audit-related fees. Audit-related fees principally would include due diligence in connection with acquisitions, accounting consultations, and audits in connection with proposed or consummated acquisitions.
Tax Fees. Tax fees in 2021 and 2020 primarily consisted of tax compliance services and tax advisory services related to foreign tax filings and transfer pricing.
All Other Fees. All other fees in 2021 and 2020 were for permitted accounting research software licensing fees.
The Audit Committee has concluded that the provision of the aforementioned services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Pre-Approval of Services
The Audit Committee has a policy requiring it to pre-approve all audit and non-audit services performed by the Company’s independent auditor. The Committee may delegate pre-approval authority to the chairman of the Audit Committee or his designee. When pre-approving all services by the independent auditor, the Committee will consider whether the provision of such services is consistent with maintaining the independent auditor’s independence.
During our 2021 and 2020 fiscal years, all audit, audit-related, tax fees and other fees for services performed by Ernst & Young LLP were pre-approved by the Audit Committee in compliance with applicable SEC requirements.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2021 with the management of the Company and the Company’s independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and has discussed with Ernst & Young LLP the independence of such independent registered public accounting firm. The Audit Committee also has considered whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.
Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the Company’s fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2021 for filing with the SEC.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the reports issued by the independent registered public accounting firm.
Audit Committee
Thomas L. Brown, Chairman
Janet R. Cowell
Ollie L. Sherman, Jr.
44James River Group Holdings, Ltd.

PROPOSAL 4
TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE 2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.
As described in detail above under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to achieve three principal objectives: (i) to establish compensation on a fair and reasonable basis that is competitive with our peers in the specialty insurance and reinsurance business, so that we may attract, motivate and retain talented executive officers, (ii) to create an alignment of interests between our executives and shareholders through the grant of one or more equity awards, and (iii) to reward performance that supports our principles of building long-term shareholder value overall, and to recognize individual performance the Compensation Committee believes contributes to the success of our Company. Please read the “Compensation Discussion and Analysis” and the “Summary Compensation Table” and related information in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2021.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation paid to our named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”
While the advisory vote on executive compensation is non-binding, we expect that our Compensation Committee and Board will consider the voting results for this proposal in evaluating our executive compensation programs.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE 2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.
2022 Proxy Statement45

ADDITIONAL PROPOSALS RELATED TO THE AMENDMENT AND RESTATEMENT OF THE BYE-LAWS
As indicated in Proposal 2, in July 2022, our Board of Directors approved the amendment and restatement of the Bye-laws, subject to shareholder approval pursuant to Bye-law 78. Set forth in the below proposals are descriptions of the proposed Bye-laws amendments, which are in addition to the proposed amendment set forth in Proposal 2. These proposals, along with Proposal 2, are not a comprehensive description of each and every proposed change. Shareholders should review the applicable Appendices identified in Proposals 2 and 5-11 showing the proposed changes to the Bye-laws.
46James River Group Holdings, Ltd.

PROPOSAL 5
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO IMPLEMENT
MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS
Overview
Bye-law 39.2 of the existing Bye-laws provides in relevant part that persons validly proposed for re-election or election as a director are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Under this “plurality voting” standard, the nominees who receive the largest number of affirmative votes are elected to the Board, up to the maximum number of directors to be elected. Under a majority voting standard in uncontested director elections, in order for a director nominee to be elected for a specified term (generally either a one-year term if Proposal 2 is passed, or a three-year term if it is not passed), and until his or her successor is elected and qualified, the director nominee must receive a majority of the votes cast on the proposal in favor of the director nominee’s election. To provide shareholders a more meaningful role in director elections, and based upon our commitment to enhancing our corporate governance, after careful consideration, the Board approved an amendment to the Bye-laws that, if adopted, would implement a majority voting standard for uncontested elections of directors.
Summary of Proposed Change
If this proposal is adopted, Bye-law 39.2 of the existing Bye-laws will be amended to provide that directors would be elected by a majority of the votes cast in uncontested elections. This means that, to be elected, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. In contested elections, directors would continue to be elected based upon a plurality of the votes cast.
The description of this proposed amendment to the existing Bye-laws is only a summary, and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Bye-law 39.2 of the Bye-laws, marked to show the proposed amendment (with deletions indicated by strike-outs and additions indicated by underlining), a copy of which is attached to this proxy statement as Appendix B.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL FOR MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS.
2022 Proxy Statement47

PROPOSAL 6
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO PROVIDE A RANGE IN THE SIZE OF THE BOARD OF DIRECTORS OF 5 TO 15 DIRECTORS, WITH THE EXACT NUMBER TO BE DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME
Overview
Bye-law 40 of the existing Bye-laws provides that our Board shall consist of eight directors, which may be increased by resolution of the Board. Based upon this provision, the Board is unable to reduce the size of our Board if a director should elect to resign, not stand for re-election for any reason, or not be renominated, which we believe to be impractical.
We are proposing to amend Bye-law 40 to authorize our Board to consist of a minimum of five directors, and a maximum of 15 directors, with the exact number to be determined from time to time by the Board. In determining the size of our Board if given such authority, our Board and our Nominating and Corporate Governance Committee, will consider the needs and composition of the Board at the relevant time, among other factors, in making any determination. After careful consideration, the Board approved an amendment to the Bye-laws that, if adopted, would provide our Board with the discretion to set the number of directors on the Board, within the parameters indicated.
Summary of Proposed Change
If this proposal is adopted, Bye-law 40 of the existing Bye-laws will be amended to provide that the Board shall consist of not less than five directors and not more than 15 directors, as the Board may from time to time determine.
The description of this proposed amendment to the existing Bye-laws is only a summary, and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Bye-law 40 of the Bye-laws, marked to show the proposed amendments (with deletions indicated by strike-outs and additions indicated by underlining), a copy of which is attached to this proxy statement as Appendix C.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE BYE-LAWS TO PROVIDE A RANGE IN THE SIZE OF THE BOARD OF DIRECTORS OF 5 TO 15 DIRECTORS, WITH THE EXACT NUMBER TO BE DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

48James River Group Holdings, Ltd.

PROPOSAL 7
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS FOR THE AMENDMENT OF CERTAIN PROVISIONS OF THE BYE-LAWS AND THE MEMORANDUM OF ASSOCIATION
Overview
Bye-law 78 of the existing Bye-laws currently provides that certain specific Bye-laws may not be amended without the approval of not less than 66.67% of the directors then in office, and the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting. These provisions consist of:
•
Bye-law 31 (regarding shareholder voting at general meeting);

•
Bye-law 39 (regarding the election of directors);

•
Bye-law 40 (regarding the number of directors on the Board);

•
Bye-law 41 (regarding the term of office of directors);

•
Bye-law 42 (regarding director removal);

•
Bye-law 43 (regarding committees of the Board);

•
Bye-law 44 (regarding the filling of vacancies on the Board);

•
Bye-law 78 (regarding amendments to the Bye-laws); and

•
Bye-law 79 (regarding amendments to the Memorandum of Association).

Additionally, Bye-law 79 provides that amendments to the Memorandum of Association may only be made following approval of the Board and approval of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting.
We are proposing to modify the requisite approval for amendments to the above specified provisions of the Bye-laws, and for amendments to the Memorandum of Association, from the current requirements to, in each case, approval by the Board and approval by the shareholders by a majority of the votes cast at any annual or special general meeting. The new majority voting requirement will, if adopted, enable our shareholders to more easily approve amendments to the above referenced Bye-laws and Memorandum of Association and is consistent with our commitment to enhancing our corporate governance. After careful consideration, the Board approved this proposed amendment to our Bye-laws.
Summary of Proposed Change
If this proposal is adopted, Bye-laws 78 and 79 of the existing Bye-laws will be amended to require that amendments to the Bye-laws and Memorandum of Association, respectively, will require approval by the Board and by the shareholders by a majority of the votes cast at any annual or special general meeting.
The description of this proposed amendment to the Bye-laws is only a summary, and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Bye-laws 78 and 79 of the Bye-laws, marked to show the proposed amendments (with deletions indicated by strike-outs and additions indicated by underlining), a copy of which is attached to this proxy statement as Appendix D.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.

2022 Proxy Statement49

Required Vote and Recommendation
The affirmative vote of 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS FOR THE AMENDMENT OF CERTAIN PROVISIONS OF THE BYE-LAWS AND THE MEMORANDUM OF ASSOCIATION.

50James River Group Holdings, Ltd.

PROPOSAL 8
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REQUIRE APPROVAL OF MERGERS AND AMALGAMATIONS BY A MAJORITY OF THE VOTING POWER ATTACHED TO ALL ISSUED AND OUTSTANDING SHARES
Overview
The Companies Act, 1981 of Bermuda (the “Companies Act”) provides that mergers and amalgamations of a Bermuda company that require shareholder approval under the Companies Act must be approved by 75% of the votes cast at a meeting where a quorum is present, unless otherwise specified in the company’s bye-laws. We are proposing to adopt a new Bye-law 80 to provide that any merger or amalgamation of the Company that is required to be approved by our shareholders pursuant to the Companies Act shall require approval by a majority of the voting power attached to all issued and outstanding shares entitled to vote at a general meeting at which a quorum is present. This threshold to approve a merger or amalgamation is consistent with the stockholder approval required under Section 251 of the Delaware General Corporation Law for a merger of Delaware corporations. The Board believes that the Delaware requirement is a well-accepted model in the market and provides appropriate voice to shareholders as well as adequate protection for the Company. After careful consideration, the Board approved the adoption of a new Bye-law 80.
Summary of Proposed Change
If this proposal is adopted, the new Bye-law 80 will provide that mergers and amalgamations requiring shareholder approval under the Companies Act, shall require the affirmative vote of a majority of the voting power attached to all issued and outstanding shares entitled to vote at an annual or special general meeting at which a quorum is present.
The description of this proposed amendment to the Bye-laws is only a summary, and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the new Bye-law 80, marked to show the proposed amendment (with additions indicated by underlining), a copy of which is attached to this proxy statement as Appendix E.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of the majority of the votes cast is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL TO AMEND THE BYE-LAWS TO REQUIRE APPROVAL OF THE MAJORITY OF THE VOTING POWER ATTACHED TO ALL ISSUED AND OUTSTANDING SHARES FOR SHAREHOLDER APPROVAL OF MERGERS AND AMALGAMATIONS.

2022 Proxy Statement51

PROPOSAL 9
TO APPROVE AN AMENDMENT TO THE BYE-LAWS TO REMOVE THE VOTING CUTBACK AND PASS-THROUGH VOTING WITH RESPECT TO OUR SUBSIDIARIES
Overview
Bye-law 5 of the existing Bye-laws contains “voting cut-back” provisions that limit any “United States shareholders” (within the meaning of section 951(b) of the Internal Revenue Code of 1986, as amended (the “Code”)) from owning or controlling common shares constituting 9.5% or more of the voting power of all of our shares (the “Voting Cutback”). The purpose of the Voting Cutback was to reduce any risk that the Company and our non-U.S. subsidiaries be deemed a “controlled foreign corporation” (within the meaning of section 957(a) of the Code) (a “CFC”) for U.S. federal income tax purposes. Pursuant to the Tax Cuts and Jobs Act (the “Tax Act”) enacted by the U.S. government in December 2017, the definition of a “United States shareholder” for purposes of the CFC determination has been expanded to refer to economic ownership in addition to voting power. Because of these changes, the Voting Cutback is no longer effective in preventing “United States shareholder” status for U.S. Persons who hold 10% or more of the value of our shares, and therefore is no longer effective in reducing any risk of CFC status for the Company and our non-U.S. subsidiaries.
Bye-law 6 of the existing Bye-laws requires that if the Company is required or entitled to vote at a general meeting of any subsidiary of the Company (other than (i) a corporation organized under the laws of the United States or any state, (ii) a limited liability company organized under the laws of the United States or any state that is taxable as a corporation for U.S. federal income tax purposes, or (iii) an entity treated as a pass-through vehicle or disregarded entity for U.S. federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for U.S. federal income tax purposes)) (together, the “Designated Companies”), that, with certain exceptions, we refer the subject matter of the vote to our shareholders on a poll and seek authority from our shareholders to vote in favor of a resolution proposed by a Designated Company (the “Pass-Through Voting”). The purpose of Pass-Through Voting was to reduce any risk that our non-U.S. subsidiaries be deemed CFCs for U.S. federal income tax purposes, by ensuring that the voting power of our subsidiaries was in line with the voting power of our shareholders. Because of the expansion of the definition of  “United States shareholder” for CFC determination purposes as discussed above, Pass-Through Voting is no longer effective in preventing “United States shareholder” status, with respect to our subsidiaries, for U.S. Persons who hold 10% or more of the value of our shares, and is therefore no longer effective in reducing any risk of CFC status for our non-U.S. subsidiaries.
Summary of Proposed Changes
Since the Voting Cutback and Pass-Through Voting provisions are no longer effective in accomplishing the tax purposes for which they were created, we propose removing the text of Bye-laws 5 and 6 of the existing Bye-laws, as well as making certain conforming changes to the Bye-laws.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of the majority of the votes cast is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL TO REMOVE THE VOTING CUTBACK REQUIREMENT AND PASS-THROUGH VOTING WITH RESPECT TO OUR SUBSIDIARIES.
52James River Group Holdings, Ltd.

PROPOSAL 10
TO APPROVE AMENDMENTS TO THE BYE-LAWS TO REMOVE PROVISIONS PERTAINING TO OUR FORMER LARGEST SHAREHOLDERS
Overview
We are proposing to amend certain provisions of the existing Bye-laws to remove provisions pertaining to affiliates of D. E. Shaw & Co. L.P. (“DES”) and Goldman Sachs (“GS”), who were our largest shareholders immediately after the completion of our initial public offering. DES and GS disclosed in 2018 and 2016, respectively, that they no longer held a material amount of our common shares. Accordingly, the provisions of the existing Bye-laws pertaining to DES and GS are no longer applicable. These proposed amendments are summarized below.
Summary of Proposed Changes
The provisions in the existing Bye-laws pertaining to DES and GS proposed to be removed, to the extent not already proposed to be modified to give effect to other proposed amendments to the existing Bye-laws are:
•
Bye-law 39.3 (the ability of DES affiliates to appoint directors);

•
Bye-law 39.4 (restrictions on DES affiliates being able to vote shares for certain directors due to insurance regulatory reasons);

•
Bye-law 42 (the ability for the DES affiliates to remove a director that was appointed by such parties (such appointed director, a “DES Director”), and to fill such vacancy);

•
Bye-law 43 (the designation of a DES Director to serve as chair of the Compensation Committee, and the right of DES Directors to attend meetings of any committee as observers); and

•
Bye-law 44 (the ability of the DES affiliates to fill a vacancy created by death, disability, disqualification or resignation of a DES Director).

Certain additional Bye-laws pertaining to DES and GS that are proposed to be removed are set forth in Proposal 11, as they are subject to a different voting standard than the Bye-laws proposed to be removed set forth in this proposal.
A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE REMOVAL OF PROVISIONS PERTAINING TO OUR FORMER LARGEST SHAREHOLDERS.
2022 Proxy Statement53

PROPOSAL 11
TO APPROVE AMENDMENTS TO THE BYE-LAWS FOR GENERAL UPDATES
Overview
We are proposing to amend certain provisions of the existing Bye-laws to eliminate additional Bye-laws pertaining to DES and GS, facilitate certain company actions and make clarifying changes. These proposed amendments are summarized below.
Summary of Proposed Changes
A. Amendment to Remove Additional Bye-laws Pertaining to DES and GS.
In addition to the proposed amendments in Proposal 10 to remove Bye-laws that pertain to our former largest shareholders, DES and GS, we are proposing to remove the following Bye-laws:
•
Bye-law 16.2 (ensuring that the common shares held by the affiliates of DES and GS would maintain the same rights as other shareholders in the event of a merger, consolidation, reorganization or similar transaction, and that holders of all common shares would vote as a single class to approve any such transaction); and

•
Bye-law 81 (requiring approval of the DES directors to (i) engage in, or enter into a contract relating to, a sale of all or substantially all of our assets, a merger, consolidation, amalgamation, recapitalization or reorganization of, or plan or scheme of arrangement with respect to, the Company or any of its subsidiaries, or any other similar transaction, and (ii) the appointment or removal of, or the execution of any employment agreements with, certain of our executive officers).

B. Amendment to Clarify the Quorum for General Meetings.
In March 2022, we issued 150,000 of the Company’s Series A Perpetual Cumulative Convertible Preferred Shares, par value $0.00125 per share (the “Series A Preferred Shares”). Holders of the Series A Preferred Shares are entitled to vote with the holders of our Common Shares on an as-converted basis. However, the purchaser of the Series A Preferred Shares, GPC Partners Investments (Thames) LP (the “Investor”), agreed that in no event will it be entitled to vote in excess of 9.9% of the aggregate voting power of our outstanding common shares on an as-converted basis.
In light of the issuance of the Series A Preferred Shares and the voting restriction on the Investor, we are proposing to amend Bye-law 29.1 to clarify that the quorum for any general meeting of our shareholders will be based upon the total voting rights of all issued and outstanding voting shares, rather than the number of voting shares.
C. Amendment to Identify the Chairman of our General Meetings.
Bye-law 30 of the existing Bye-laws provides that the Chairman of our Board shall act as chairman of the meeting at all general meetings, and in his absence, a chairman of the meeting shall be appointed or elected by those present at the meeting and entitled to vote. We are proposing to amend this Bye-law to authorize our Chief Executive Officer to act as chairman of a general meeting in the absence of the Chairman of the Board, and if neither the Chairman of the Board nor the Chief Executive Officer is present at the general meeting, to authorize our Board to appoint a chairman of the general meeting, and if none is so appointed, then a chairman shall be appointed or elected by those present at the meeting and entitled to vote.
Our Board is proposing this amendment to facilitate the operation of our general meetings in the event the Chairman of the Board cannot be present for any reason.
D. Amendment to Allow Action by Written Consent by Holders of Preferred Shares.
Pursuant to existing Bye-law 37, shareholders have not been permitted to act by written consent since DES ceased to own more than 25% of the Company’s outstanding common shares. We are proposing to amend this existing Bye-law to allow holders of a class or series of the Company’s preferred shares to vote by written consent in lieu of a meeting on any matter subject to a class vote to the extent provided in the designation of terms of such class or series of Preferred Shares.
E. Amendments for non-Substantive Changes to the Bye-laws.
The amendments to the Bye-laws also include certain other non-substantive modifications.
54James River Group Holdings, Ltd.

A copy of the Fourth Amended and Restated Bye-laws giving effect to this proposal and the other proposals recommended in this proxy statement pertaining to the amendment of the existing Bye-laws (assuming all proposals are approved) is attached to this proxy statement as Appendix F.
Required Vote and Recommendation
The affirmative vote of the majority of the votes cast is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE GENERAL AMENDMENTS TO BE MADE TO THE BYE-LAWS.
2022 Proxy Statement55

PROPOSAL 12
TO APPROVE AN AMENDMENT TO THE JAMES RIVER GROUP HOLDINGS, LTD. 2014 LONG-TERM INCENTIVE PLAN
We are asking our shareholders to approve an amendment (the “Second Amendment”) to the 2014 Long-Term Incentive Plan (as previously amended in 2017, the “2014 LTIP”). The Board approved the Second Amendment on July 26, 2022, subject to the approval of our shareholders. If the Second Amendment is not approved, the 2014 Long-Term Incentive Plan will remain unchanged. For the reasons stated below, the Board believes the Second Amendment is in the Company’s best interests as well as the best interests of our shareholders and recommends that our shareholders approve this proposal.
The purpose of the 2014 LTIP, as amended by the Second Amendment (the “Amended LTIP”) is to (1) enable us and our affiliates to attract and retain individuals who will contribute to our long-range success, (2) motivate key personnel to produce a superior return to our shareholders and the Company’s affiliates by offering such individuals an opportunity to realize share appreciation, by facilitating share ownership, and by rewarding them for achieving a high level of corporate performance and (3) promote the success of our business. Non-employee directors would continue to be ineligible for awards under the Amended LTIP.
The 2014 Long-Term Incentive Plan was initially adopted by the Board and our shareholders on November 18, 2014, and became effective immediately prior to the consummation of our IPO. In 2017, our Board adopted an amendment to the 2014 LTIP, which became effective upon receipt of shareholder approval on May 2, 2017 (the “First Amendment”). The First Amendment increased the number of common shares authorized for issuance by 1,000,000 shares, with only 500,000 of such additional shares to be available for issuance as awards that are not share appreciation rights or share option awards (the “Share Usage Restriction”).
Proposed Changes to the 2014 LTIP
The Second Amendment, if approved by our shareholders, would implement the following changes to the 2014 LTIP:
•
increase the number of shares reserved for issuance under awards by 811,500 to 4,982,650 shares;

•
eliminate the Share Usage Restriction;

•
prohibit shares that are withheld for payment of withholding taxes upon vesting of any award from being available for future award grants;

•
impose a minimum vesting period for service based awards of no less than one year from the date of grant of the award, and a minimum performance period for performance based awards of no less than one year; provided, however, that up to 5% of the shares available for grant under the Amended LTIP (as such shares may be increased from time to time in accordance with the Amended LTIP) may be subject to awards without being subject to either such a vesting condition or performance criteria; provided, further that the committee administering the Amended LTIP may provide for the acceleration of such one-year minimum vesting or performance period requirement in cases of death, disability, retirement, or change in control (as defined below) and the adjustment of awards due to changes in capitalization;

•
expressly limit any permitted transfer of an award during a participant’s lifetime to the participant’s family members or for charitable purposes, in either case, for no consideration;

•
prohibit the payment of dividends or dividend equivalents on awards until the underlying shares have become earned, vested and payable; and

•
extend the duration of the Amended LTIP from 2024 to 2032.

Our Board believes the proposed changes are in the best interests of the Company and our shareholders as they will enable the Company to have the additional shares necessary to grant new, competitive equity incentives further aligning the interests of the award recipients with those of the Company’s shareholders within parameters that the Board believes are protective of shareholders’ interests.
Compensation & Governance Best Practices
The Amended LTIP contains a number of provisions that our Board believes are consistent with the interests of shareholders and sound corporate governance practices. These include:
•
No Liberal Share Recycling: Prohibits the following shares from being added back to the share pool: (1) shares not issued as a result of the net settlement of an option or share appreciation right; (2) shares tendered or withheld by the Company in payment of the exercise price of an option or share appreciation right; (3) shares tendered or withheld to satisfy any tax or similar withholding obligation with respect to any award; and (4) shares repurchased by the Company on the open market with the proceeds of the exercise price from an option.

56James River Group Holdings, Ltd.

•
No Evergreen Share Replenishment Feature: No evergreen provision, so share increases under the plan which are not attributable to mere changes in capitalization require shareholder approval and are not automatic.

•
No In-the-Money Stock Options or SARs: The exercise price of share options and share appreciation rights shall be no lower than the fair market value of shares on the date of grant (other than substitute awards if we assume or replace outstanding awards granted by a company that we acquire).

•
Repricing / Cancellation Limitations: No repricing of share options or share appreciation rights is permitted without shareholder approval, except to adjust the exercise price due to a stock split, corporate restructuring or similar event. No consideration may be paid in consideration for the cancellation of options or share appreciation rights which are underwater.

•
Payment of dividends and dividend equivalents only if underlying awards vest: Neither dividends nor dividend equivalents may be paid with respect to unvested awards unless and until the underlying award subsequently is earned and/or vests.

•
No Tax Gross-ups: The Amended LTIP does not provide for any right to tax gross-ups to any individual whether in connection with a change in control or otherwise.

Information Regarding Share Usage and Dilution
The following table sets forth the number of common shares available for future awards under each of our equity compensation plans as of June 30, 2022:
	Available for Future Awards	Additional Shares Requested in this Proposal	Total Available for Future Awards if this Proposal is Approved
2014 LTIP(1)	814,511(1)	811,500	1,626,011
James River Group Holdings, Ltd. 2014 Non-Employee Director Incentive Plan(2)	77,708	—	77,708
Amended and Restated James River Group Holdings, Ltd. Equity Incentive Plan(3)	—	—	—
Total	892,219	811,500	1,703,719

(1)
Pursuant to the terms of the 2014 LTIP, 500,000 of the shares are currently subject to the Share Usage Restriction. If the Second Amendment is approved by our shareholders, the Share Usage Restriction will be eliminated.

(2)
The only eligible participants under this plan are non-employee directors.

(3)
In connection with our IPO, the Amended and Restated James River Group Holdings, Ltd. Equity Incentive Plan was amended to provide that no further equity-based grants would be made under the plan.

The following table sets forth information concerning outstanding awards under the Company’s plans as of June 30, 2022:
	2014 LTIP	2014 Non-Employee Director Incentive Plan	Amended and Restated Equity Incentive Plan	Total
Shares underlying outstanding share options(1)	287,974	—	—	287,974
Shares underlying outstanding restricted share units(2)	691,727	17,073	—	708,800
Total shares underlying outstanding awards	979,701	17,073	—	996,774
Total shares underlying outstanding awards as a percentage of shares outstanding	2.6%	Less than 0.1%	—	2.7%

(1)
The Company has granted no share appreciation rights.

(2)
The Company has no restricted share awards outstanding. All outstanding full-value awards are restricted share units.

As of June 30, 2022, the weighted average exercise price of all outstanding share options is $35.26, and the weighted average remaining contractual life of all outstanding share options is 0.9 years.
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Summary of the Amended LTIP
The following is a summary of the material features of the Amended LTIP. The summary description does not purport to be a complete description of all the provisions of the Amended LTIP, and is qualified by reference to the Amended LTIP. A copy of the Second Amendment is attached as Appendix G to this proxy statement, and a conformed copy of the Amended LTIP, including the proposed changes set forth in the Second Amendment, is attached to this proxy statement as Appendix H and incorporated by reference in its entirety. You should refer to Appendices G and H for more complete and detailed information about the Second Amendment and the terms and conditions of the Amended LTIP.
Authorized Shares
The number of common shares currently authorized for issuance under the 2014 LTIP is 4,171,150 (with 500,000 of the shares subject to the Share Usage Restriction, and no more than 3,000,000 shares available for grants as incentive share options). If the Second Amendment is approved, 4,982,650 common shares will be authorized for issuance, with no more than 3,000,000 available for grants as incentive share options and the Shares Usage Restriction eliminated. The following items will remain available for issuance as awards under the Amended LTIP and will not be applied to the above share limit: (1) dividends or dividend equivalents paid in cash at the time of settlement of vested awards, (2) shares subject to an award under the Amended LTIP which award is forfeited, cancelled, terminated, expires or lapses for any reason and (3) shares and any awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, consolidation, or acquisition of the employing company with or by the Company. If an award is to be settled in cash, the number of shares on which the award is based will not count toward the above share limits.
The following shares may not be made available again for issuance as awards: (1) shares not issued or delivered as a result of the net settlement of an outstanding share appreciation right or share option, (2) shares used to pay the exercise price related to an outstanding share option or share appreciation right, or to pay the withholding taxes respecting any award, or (3) shares repurchased on the open market with the proceeds of a share option exercise price.
Eligibility
All full-time and part-time employees (including officers and directors who are employees), and consultants and advisors (except with respect to grants of incentive share options), of the Company and its affiliates will be eligible to participate in the Amended LTIP at the discretion of the committee which administers the plan.
The Amended LTIP provides that no participant may be granted (i) options or share appreciation rights with respect to more than 3,000,000 shares in the aggregate, (ii) any other awards with respect to more than 3,000,000 shares in the aggregate, or (iii) any cash bonus award not denominated or expressed in terms of number of shares or share units with a value that exceeds $5,000,000, in each case, in any fiscal year of the Company, such limitations subject to adjustment as provided by the terms of the Amended LTIP.
Administration
The Amended LTIP will generally be administered by the Compensation Committee, although the Board retains the right to appoint another of its Committees to administer the Amended LTIP (the Compensation Committee or any such other committee as may be appointed by our Board is referred to in this summary as the “LTIP Committee”). The LTIP Committee will administer and grant awards under the Amended LTIP. Subject to the terms of the Amended LTIP, Nasdaq rules and applicable laws, the LTIP Committee will select the participants who will receive awards, the types of awards they receive and their terms and conditions, and have the authority to make all other determinations necessary or advisable for the administration of the Amended LTIP. Notwithstanding the foregoing and the description below, our Board, upon recommendation of the Compensation Committee or otherwise, may take all action that the LTIP Committee may take under the Amended LTIP. In this regard, pursuant to the Compensation Committee’s charter, the Board, upon the recommendation of the Compensation Committee, determines the recipients, amounts and terms of equity awards under the Amended LTIP. Subject to the terms of the Amended LTIP, the LTIP Committee may delegate its authority to certain officer(s) of the Company with respect to awards, to the extent permitted by applicable law.
Awards
General. The LTIP Committee has the discretion to award incentive and non-qualified share options, share appreciation rights, performance shares, restricted shares, restricted share units and other awards. The LTIP Committee may permit participants to defer the settlement of awards and the crediting of interest on deferred amounts.
Options. Incentive share options, intended to qualify for special tax treatment in accordance with the Code, and non-qualified share options, may be granted for such number of shares as the LTIP Committee determines, subject to the terms of the Amended LTIP. The LTIP Committee will be authorized to set the terms of an option. Incentive share options may only be granted to employees. The purchase price of any option will be set forth in the award but may not be less than 100% of the fair market value of a share on the grant date. Participant holding options shall have no dividend rights with respect to shares subject to such options. The maximum term of an option granted under the Amended LTIP will be ten years and the expiration date of an option may not be extended without shareholder approval.
Share Appreciation Rights. Share appreciation rights will entitle the participant, subject to the terms and conditions of the award, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than
58James River Group Holdings, Ltd.

100% of the fair market value of a share on the grant date. Each share appreciation right may be exercisable in whole or in part according to the terms and conditions set forth in the award. The maximum term of a share appreciation right granted under the Amended LTIP will be ten years. No dividend equivalent rights may be granted with respect to share appreciation rights. Except as otherwise provided in the award, upon exercise of a share appreciation right, the participant will receive cash, shares or a combination of cash and shares (as determined by the LTIP Committee if not otherwise specified in the award) as promptly as practicable after exercise. The expiration date of a share appreciation rights award may not be extended without shareholder approval.
Performance Shares. Performance shares will entitle the participant to future payments based upon the achievement of performance targets established in writing by the LTIP Committee. An award of performance shares may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and shall provide for the timing of payment. The LTIP Committee will determine whether payment shall be made in cash, shares or a combination of cash and shares. Performance shares shall have no dividend equivalent rights, other than as set forth in the applicable award agreement, provided, that any dividend equivalent rights provided shall be payable only at the same time as the underlying performance shares become earned, vested and payable.
Restricted Shares and Restricted Share Units. Restricted shares may be granted in the form of shares registered in the name of the participant but held by the Company until the restrictions have lapsed. Restricted share units are units representing a value equal to the same number of shares. Subject to conditions and restrictions as the LTIP Committee may establish in the award, during any period that an award of restricted shares or restricted share units will be restricted, (1) recipients of restricted share awards may exercise full voting rights with respect to such shares and shall be eligible to receive dividends and other distributions with respect to the restricted shares, and (2) recipients of restricted share units will have no voting rights and may be granted dividend equivalent rights. Any dividends or dividend equivalents shall be payable no earlier than when the underlying Shares or Restricted Share Units, as applicable, become earned, vested and payable.
Other Forms of Awards. The LTIP Committee may from time to time grant other awards under the Amended LTIP, including, without limitation, cash bonus awards, securities convertible into common shares and phantom securities. The terms and conditions of such awards will be determined by the LTIP Committee, acting within its discretion under the Amended LTIP.
Performance-Based Awards. Prior to the amendments to Section 162(m) of the Code effected by Public Law 115-97 (2017) (the “2017 Tax Act”), Section 162(m) imposed a $1 million deduction limit on annual compensation paid to each of our Named Executive Officers (other than our Chief Financial Officer), subject to an exception to this deduction limit for “performance-based compensation” that met certain conditions (the “Section 162(m) Exception”). This exception has been repealed, effective for taxable years beginning after December 31, 2017, except with respect to certain compensation arrangements in place as of November 2, 2017 that have not been materially modified on or after that date and are eligible for transition relief. Although the Section 162(m) Exception has been repealed with limited exceptions, the Amended LTIP continues to include the below described provisions pertaining to performance-based awards to the extent such awards were intended to qualify for the Section 162(m) Exception.
The LTIP Committee may provide that performance-based provisions apply to any award. Awards under the Amended LTIP may be made subject to the achievement of performance criteria relating to one or more business criteria. Performance criteria may be applied to the Company, an affiliate, a parent, a subsidiary, division, business unit, corporate group or individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured over such period of time as determined by the LTIP Committee. The performance criteria available to the LTIP Committee for establishing performance goals may include, without limitation: (1) revenue or revenue growth, (2) index comparisons, (3) earnings or net income (before or after taxes), (4) operating margin or operating expense, (5) peer company comparisons, (6) productivity, (7) profit margin, (8) return on revenue, (9) sales growth, (10) return on assets, (11) share price, (12) earnings per share, (13) cash flow, (14) underwriting profit, (15) market share, (16) costs, (17) debt to equity ratio, (18) net revenue or net revenue growth, (19) gross revenue, (20) total segment profit, (21) EBITDA, (22) adjusted diluted earnings per share, (23) gross profit, (24) gross profit growth, (25) adjusted gross profit, (26) adjusted operating profit, (27) earnings or earnings per share before income tax (profit before taxes), (28) net earnings or net earnings per share (profit after tax), (29) compound annual growth in earnings per share, (30) operating income or net operating income, (31) combined ratio or loss ratio, (32) total or compound shareholder return, (33) return on tangible equity, (34) gross written premiums, (35) return on invested capital, (36) book value or growth in book value, (37) growth in tangible equity per share, (38) pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, (39) sales growth, (40) marketing, (41) operating or (42) workplan goals. Performance will be evaluated by excluding the effect of any extraordinary, unusual or non-recurring items that occur during the applicable performance period. The performance goals for each participant and the amount payable if those goals are met shall be established in writing for each specified period of performance by the LTIP Committee no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals shall be objective. Such goals and the amount payable for each performance period if the goals are achieved shall be set forth in the applicable award agreement. Following the conclusion or acceleration of each performance period, the LTIP Committee shall determine the extent to which performance criteria have been attained, any other terms and conditions with respect to an award relating to such performance period have been satisfied, and payment is due with respect to a performance-based award. No amounts shall be payable to any participant for any performance period unless and until the LTIP Committee certifies that the performance criteria and any other material terms were in fact satisfied. The LTIP Committee may adjust downwards, but not upwards, the amount payable
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pursuant to such award. Subject to terms of the Amended LTIP, the applicable award agreement may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance-based awards awarded to a participant, upon such terms and conditions as shall be set forth in the award agreement, upon the occurrence of certain events, which may, but need not, include without limitation a fundamental change as determined under the Amended LTIP, the participant’s death or disability, a change in accounting practices of the Company or its affiliates, a reclassification, share dividend, share split or share combination, or other event as provided in the Amended LTIP.
Award Agreements
Awards under the Amended LTIP will be evidenced by award agreements that provide additional terms, conditions, restrictions or limitations regarding the award, as determined by the LTIP Committee acting within its discretion under the Amended LTIP. The LTIP Committee may amend any outstanding Awards in any manner consistent with the terms of the Amended LTIP, including for the purpose of modifying the time or manner of vesting, or its term.
Term
Vesting of a service based award will be subject to a minimum vesting period of no less than one year from the date of grant of the award, and performance based awards shall have a performance period of no less than one year; provided, however, that up to 5% of the shares available for grant under the Amended LTIP (as such shares may be increased from time to time in accordance with the Amended LTIP) may be subject to awards without being subject to either such a vesting condition or performance criteria. Notwithstanding the foregoing, the LTIP Committee may provide for the acceleration of the one-year minimum vesting or performance period requirement in cases of death, disability, retirement, or change in control (as defined below) and the adjustment of Awards due to changes in capitalization.
Transferability
Awards made under the Amended LTIP may not be sold, assigned, transferred or exchanged, except in the event of death or transferred for no consideration to a family member or for charitable purposes.
Capital Change Adjustments
In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of its assets or a merger or consolidation of the Company with or into any other corporation (regardless of whether the Company is the surviving corporation), divestiture, distribution of assets to shareholders (other than ordinary cash dividends), reorganization, recapitalization and other similar types of capital changes that affect the Company’s common shares, appropriate adjustments to the awards under the Amended LTIP will be made by the LTIP Committee.
Change in Control
Unless otherwise provided in an award agreement, in the event of a “change in control” (as defined below), a participant that is terminated without “cause” or resigns for “good reason” within 12 months of the change in control transaction will have (1) all options or share appreciation rights held by such person become immediately exercisable if not then fully exercisable, (2) the period of restriction on all restricted shares, restricted share units and any other award expire and such awards vest immediately and (3) any other vesting criteria or performance goals deemed achieved at 100% target levels, in each case as of the date of termination of the participant’s employment. Additionally, in the event of a change in control, the LTIP Committee may, to the extent the LTIP Committee determines it is permitted under Section 409A of the Code, cancel any outstanding award and pay to the holders thereof the value of the award, in cash or common shares, based upon the price per common share to be received by other shareholders of the Company, or provide for the assumption of or issuance of substitute awards.
A “change in control” will generally be defined as (1) the purchase or other acquisition by any person or entity of beneficial ownership of 50% or more of either the then outstanding common shares of the Company or the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (2) the consummation of a merger, consolidation or other transformative transaction involving the Company such that persons who were the shareholders of the Company immediately prior to such change in control transaction do not immediately thereafter own 50% of the outstanding common shares or voting securities or (3) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.
Forfeiture and Clawback
The LTIP Committee may specify in an award agreement applicable to an award under the Amended LTIP that the recipient’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an award. Additionally, any award granted under the Amended LTIP which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any Company policy.
Amendment, Modification and Termination
Subject to the terms of the Amended LTIP, our Board may at any time amend, modify or suspend the Amended LTIP, and the LTIP Committee may at any time alter or amend any or all awards under the Amended LTIP to the extent permitted by law and the terms of the Amended LTIP. Any
60James River Group Holdings, Ltd.

alterations or amendments may be made unilaterally by the LTIP Committee, subject to the provisions of the Amended LTIP, unless such amendments are deemed by the LTIP Committee to be materially adverse to the participants and are not required as a matter of law. Amendments will be subject to approval of the shareholders of the Company only as required by law, or if the amendment increases the total number of shares available under the Amended LTIP, except as adjusted for specified changes in capitalization. Unless sooner terminated, the Amended LTIP will automatically terminate on the tenth anniversary of the date on which the Second Amendment was approved by the Board. No awards shall be granted pursuant to the Amended LTIP after such termination or expiration, but outstanding awards may extend beyond that date.
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences that generally will arise with respect to awards granted under the Amended LTIP and with respect to the sale of common shares acquired under the plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or jurisdiction in which a participant may reside. This summary is based upon current provisions of the Code, and regulations promulgated thereunder, and is therefore subject to change.
Incentive Share Options. Some options may constitute “incentive share options” within the meaning of Section 422 of the Code (also referred to as incentive share options herein). If we grant an incentive share option, a participant will not be required to recognize income upon the grant of the incentive share option, and we will not be allowed to take a deduction.
Similarly, when a participant exercises any incentive share options, provided the participant has not ceased to be an employee for more than three months before the date of exercise, the participant will not be required to recognize income, and we will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of common shares acquired on exercise of an incentive share option exceeds the exercise price of that option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the incentive share option is exercised.
Additional tax consequences will depend upon how long a participant holds the common shares received after exercising the incentive share options. If a participant holds the shares for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, the participant will not recognize any ordinary income, and we will not be allowed to take a deduction. However, the difference between the amount the participant realizes upon disposition of the shares and the basis (i.e., the amount the participant paid upon exercise of the incentive share option) in those shares will be taxed as a long-term capital gain or loss.
If a participant disposes of shares acquired upon exercise of an incentive share option which the participant has held for less than two years from the date of grant or one year from the date of exercise (“Disqualifying Disposition”), the participant generally will recognize ordinary income in the year of the disposition.
To the extent that a participant recognizes ordinary income, we are allowed to take a deduction. In addition, the participant must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the participant realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the participant exercised the option. The participant will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount the participant realizes upon disposition of those shares.
Non-Qualified Share Options. If a participant receives a non-qualified share option, the participant will not recognize income at the time of the grant of the share option; however, the participant will recognize ordinary income upon the exercise of the non-qualified share option. The amount of ordinary income the participant recognizes equals the difference between (a) the fair market value of the shares on the date of exercise and (b) the amount paid for the shares. We will be entitled to a deduction in the same amount. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company. When the participant sells these shares, any difference between the sales price and the basis (i.e., the amount paid for the shares plus the ordinary income recognized by the participant) will be treated as a capital gain or loss.
Restricted Shares. Unless a timely Section 83(b) election is made, a participant generally will not recognize taxable income upon the grant of restricted shares because the restricted shares generally will be nontransferable and subject to a substantial risk of forfeiture. A participant will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of the shares or the transfer restrictions (collectively, the “Restrictions”) lapse. The amount recognized will be equal to the difference between the fair market value of the shares at the restrictions lapse and the original purchase price paid for the shares, if any. The ordinary income recognized by a participant with respect to restricted shares awarded under the Amended LTIP will be subject to applicable tax withholding by the Company. Any dividends payable with respect to common shares subject to the Restrictions will be treated as additional compensation income and not as dividend income. A participant may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted shares upon grant, notwithstanding that the restricted shares would otherwise not be includable in gross income at that time. If the election is made within 30 days of the date of grant, then the participant would include in gross income an amount equal to the difference between the fair market value of the restricted shares on the date of grant and the purchase price paid for the restricted shares, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the participant disposes of the shares. If the section 83(b) election is made, the participant’s capital gains holding period begins on the date of grant.
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This Section 83(b) election is irrevocable. If a Section 83(b) election is made and a participant then forfeits the restricted shares, the participant may not deduct as a loss the amount previously included in gross income.
A participant’s tax basis in restricted shares received pursuant to the Amended LTIP will be equal to the sum of the amount (if any) the participant paid for the common shares and the amount of ordinary income recognized by the participant as a result of making a Section 83(b) election or upon the lapse of the Restrictions. Unless a Section 83(b) election is made, the participant’s holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on the shares lapse.
In general, we will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a participant with respect to restricted shares awarded pursuant to the Amended LTIP.
If, subsequent to the lapse of the Restrictions on the shares, a participant sells the shares, the difference, if any, between the amount realized from the sale and the tax basis of the shares to the participant will be taxed as a capital gain or capital loss.
Share Appreciation Rights / Performance Shares / Restricted Share Units. A participant generally will not recognize taxable income upon the grant of share appreciation rights, performance shares or restricted share units. Instead, the participant will recognize as ordinary income, and we will have a corresponding deduction, any cash delivered and the fair market value of any common shares delivered in payment of an amount due under the share appreciation right, performance share or restricted share unit. The ordinary income the participant recognizes will be subject to applicable tax withholding by us.
Upon selling any shares received by a participant in payment of an amount due under a share appreciation right, performance share or restricted share unit, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the common shares and the participant’s tax basis in the common shares.
Other Share-Based and Cash-Based Awards. The tax consequences associated with any other share-based or cash-based award granted under the Amended LTIP will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, the applicable holding period and the participant’s tax basis.
Section 409A of the Code. Pursuant to Section 409A of the Code, significant restrictions have been imposed on the ability to defer the taxation of compensation, including, without limitation, the deferral of income pursuant to some of the arrangements described herein. Violation of Section 409A of the Code triggers immediate inclusion in income and application of additional taxes and potential interest.
Section 280G of the Code and Section 4999 of the Code. Under Section 280G of the Code and Section 4999 of the Code, we are prohibited from deducting any “excess parachute payment” and the individual must pay a 20% excise tax on any “excess parachute payment.” An individual’s “parachute payments” which exceed his or her average annual compensation will generally be treated as “excess parachute payments” if the present value of such payments equals or exceeds three times the individual’s average annual compensation. A payment generally may be considered a “parachute payment” if it is contingent on a change in control of the Company.
Non-United States Taxpayers. If a participant is subject to the tax laws of any country other than the United States, the participant should consult the participant’s own tax and legal advisors to determine the tax and legal consequences of any award received under the Amended LTIP.
The foregoing statements are only a summary of certain U.S. federal income tax consequences of the Amended LTIP and is based on our understanding of present U.S. federal tax laws and regulations.
New Plan Benefits
We are not proposing any change to the types of benefits any individual may receive under the Amended LTIP. The benefits or amounts that participants may receive in the future under the Amended LTIP would continue to be subject to the discretion of the LTIP Committee or our Board and, accordingly, are not determinable. However, as indicated in “Executive Officer Compensation — Compensation Discussion and Analysis — 2022 Compensation Developments — LTI Plan,” it is the current intention of the LTIP Committee to grant a service based restricted share unit in February 2023 to each of our named executive officers with an intended fair market value equal to 50% of the named executive officer’s 2022 annual base salary, and a performance restricted share unit with an intended target value equivalent to 50% of the named executive officer’s 2022 annual base salary. Each PRSU would represent a contingent right to receive one Company common share based upon the level of achievement of certain performance metrics during the performance period from January 1, 2023 through December 31, 2025.
In 2021, our executive officers as of the grant date as a group were granted restricted share units for 22,606 common shares (and non-executive officer employees as of the grant date as a group were granted restricted share units for 132,400 common shares). In 2022, the executive officers as of the grant date as a group were granted RSUs for 161,469 common shares, and non-executive officer employees as of the grant date as a group were granted restricted share units for 357,797 common shares.
Our executive officers have an interest in this proposal by virtue of their eligibility for awards under the Amended LTIP. Non-employee directors are not eligible for awards under the Amended LTIP. The closing price of our common shares on September 1, 2022, was $23.99.
62James River Group Holdings, Ltd.

Required Vote and Recommendation
The approval of the Second Amendment requires the affirmative vote of a majority of the votes cast on the matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE JAMES RIVER GROUP HOLDINGS, LTD. 2014 LONG-TERM INCENTIVE PLAN.
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OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, members of our Board of Directors, persons who own more than 10% of our common shares, or any other person subject to Section 16 of the Exchange Act with respect to our common shares (collectively, “Company Section 16 Persons”), to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on review of the copies of reports filed on EDGAR and written representations that no other reports were required, all filing requirements under Section 16(a) of the Exchange Act applicable to the Company Section 16 Persons were complied with during the year ended December 31, 2021, with the exception of late Form 3 filings for David B. Gelinne, our Chief Actuary, and Jeanette L. Miller, our Chief Legal Officer, a late Form 4 filing to report a grant of restricted share units to Mr. Gelinne, and late reporting on a Form 4 of common shares owned by a family trust that became beneficially owned by Ms. Doran when she was subsequently appointed a trustee.
Other Business at the Annual Meeting
The Board of Directors does not intend to present any other matter for action at the Annual Meeting. The Board has not been informed that any other person intends to present any other item for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.
Our financial statements for the year ended December 31, 2021 and the independent auditors report thereon will be formally presented at the Annual Meeting, but no shareholder action is required thereon.
Shareholder Proposals and Director Nominations for the 2023 Annual General Meeting of Shareholders
Any shareholder of the Company desiring to include a proposal pursuant to Rule 14a-8 under the Exchange Act in our 2023 proxy statement for action at the 2023 annual general meeting of shareholders must deliver the proposal no later than May 23, 2023, unless the date of the 2023 annual meeting of shareholders is more than 30 days before or after October 25, 2023 (the one year anniversary of the Annual Meeting), in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Secretary at James River Group Holdings, Ltd., c/o Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in the proxy statement.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting of shareholders must deliver to the Company’s secretary a written notice of the shareholder’s intention to do so, which notice must include the information required by the Bye-laws. To be timely, the shareholder’s notice must be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to October 25, 2023 (the first anniversary of the preceding year’s annual general meeting of shareholders); provided that if the date of the annual general meeting of shareholders is advanced more than 25 days prior to such anniversary date or delayed more than 25 days after such anniversary date then to be timely such notice must be received by the Secretary no earlier than 120 days prior to such annual general meeting of shareholders and no later than the later of 70 days prior to the date of the general meeting or the close of business on the 10th day following the earlier of the date on which notice of the general meeting was posted to shareholders or the date on which public announcement of the date of the general meeting was first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting of shareholders commence a new time period (or extend any time period) for the giving of a shareholder’s notice.
Shareholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokerage firms, banks, and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our proxy materials and annual reports unless an affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
64James River Group Holdings, Ltd.

If you are a beneficial owner of our common shares or Series A Preferred Shares and you share an address with other beneficial owners, then your brokerage firm, bank, or other nominee may have delivered a single copy of this proxy statement and of our Annual Report for all beneficial owners sharing your address. To make a written or oral request for an individual copy of this proxy statement and of such Annual Report, please contact us at James River Group Holdings, Ltd., c/o Conyers Corporate Services (Bermuda) Limited, Clarendon House, P.O. Box HM 1022, Hamilton HM DX, Bermuda, or call us at (441) 278-4580. We will promptly deliver them to you.
2022 Proxy Statement65

FREQUENTLY ASKED QUESTIONS
Where and when will the meeting take place?
The Annual Meeting will be held at 8:00 a.m. local time on Tuesday, October 25, 2022, at our executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08 Bermuda.
What proposals are to be presented at the Annual Meeting and what are the Board of Directors recommendations?
As described in further detail in this proxy statement, the purpose of the Annual Meeting is to consider and vote upon the following proposals. The Board of Directors’ recommendation on each of the proposal is indicated below.
PROPOSAL	BOARD RECOMMENDATION

Proposal 1
To vote on a proposal to elect (i) two Class II directors for a one-year term to hold office until the 2023 annual general meeting of shareholders (assuming Proposal 2 is approved, and if not, to hold office until the 2025 annual general meeting of shareholders), (ii) one Class I director for a two-year term to hold office until the 2024 annual general meeting of shareholders, and (iii) one Class III director for a one-year term to hold office until the 2023 annual general meeting of shareholders

FOR all nominees
Proposal 2 To vote on a proposal to amend the Third Amended and Restated Bye-laws of the Company (the “Bye-laws”) to declassify the Board of Directors	FOR

Proposal 3
Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration

FOR
Proposal 4 A non-binding, advisory vote to approve the 2021 compensation of our named executive officers	FOR
Proposal 5 To vote on a proposal to amend the Bye-laws to implement majority voting in uncontested director elections	FOR

Proposal 6
To vote on a proposal to amend the Bye-laws to provide a range in the size of the Board of Directors of 5 to 15 directors, with the exact number to be determined by the Board of Directors from time to time

FOR
Proposal 7 To vote on a proposal to amend the Bye-laws to remove supermajority voting requirements for the amendment of certain provisions of the Bye-laws and the Memorandum of Association	FOR

Proposal 8
To vote on a proposal to amend the Bye-laws to provide that shareholder approval of mergers and amalgamations shall require approval of a majority of the voting power attached to all issued and outstanding shares entitled to vote at a general or special meeting at which a quorum is present

FOR
Proposal 9 To vote on a proposal to amend the Bye-laws to remove the voting cutback and pass-through voting with respect to our subsidiaries	FOR
66James River Group Holdings, Ltd.

PROPOSAL	BOARD RECOMMENDATION
Proposal 10 To vote on a proposal to amend the Bye-laws to remove provisions pertaining to our former largest shareholders	FOR
Proposal 11 To vote on a proposal to amend the Bye-laws for general updates	FOR
Proposal 12 To vote on a proposal to amend the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan	FOR
As of the date of the Notice of Annual General Meeting, we know of no other matters to be presented at the Annual Meeting.
We are providing these proxy materials in connection with the solicitation by our Board of Directors of matters to be voted on at the Annual Meeting and any adjournments or postponements thereof.
Pursuant to the Investment Agreement, the holder of the Series A Preferred Shares has agreed to vote its shares on an as-converted basis in favor of Proposal 1, Proposal 3 and Proposal 4.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has set September 1, 2022 as the record date for the Annual Meeting. All shareholders who owned common shares or Series A Preferred Shares at the close of business on September 1, 2022 may vote at the Annual Meeting, either in person or by proxy. As of the record date, there were 37,450,438 common shares outstanding and 150,000 Series A Preferred Shares outstanding. The current holder of all of the Series A Preferred Shares is GPC Thames.
Holders of the Series A Preferred Shares are entitled to vote with the holders of our common shares on an as-converted basis as determined in accordance with the Certificate of Designations setting forth the terms of the Series A Preferred Shares. However, so long as GPC Thames and its permitted transferees hold the Series A Preferred Shares, they will not be permitted to vote in excess of 9.9% of the aggregate voting power of our then-outstanding common shares on an as converted basis or of our outstanding voting securities, irrespective of the cumulative voting power that they would otherwise have based upon their ownership of Series A Preferred Shares, any common shares received on conversion of Series A Preferred Shares or as dividends with respect to Series A Preferred Shares. As of the record date, the number of common shares that the Series A Preferred Shares may be converted into is 5,640,158. However, giving effect to the limit on the voting of 9.9% of the aggregate voting power of our outstanding common shares, the voting power of the Series A Preferred Shares is equivalent to 4,114,975 common shares.
How many votes do I have?
Common shareholders have one vote for each common share that they owned at the close of business on the record date, provided that on the record date those shares were either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other intermediary. The voting power of the Series A Preferred Shares is equivalent to the votes that may be cast by 4,114,975 common shares. There is no cumulative voting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
The majority of our shareholders hold their shares through a broker, bank or other intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered to be the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and this proxy statement and the accompanying materials are being forwarded to you by your broker, bank or other intermediary, which is considered to be the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other intermediary on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or other intermediary has enclosed a voting instruction card for you to use in directing the broker, bank or other intermediary regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy, executed in your favor, from the holder of record of such shares.
2022 Proxy Statement67

What if I do not vote for some of the items listed on my proxy card or voting instruction card?
If you are a record holder and return your signed proxy card in the enclosed envelope but do not mark selections, your shares will be voted in accordance with the recommendations of our Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a broker, bank or other intermediary and do not give voting instructions to the broker, bank or intermediary, then such party will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers, banks and other intermediaries have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters. A vote not cast by a broker, bank or other intermediary because it has not been voted by the beneficial owner and because the broker, bank or intermediary does not have discretionary authority to vote on the particular matter is referred to as a “broker non-vote.”
Routine matters include only Proposal 3 (Re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration). All other proposals to be presented at the Annual Meeting are considered “non-routine” and therefore brokers, banks and other intermediaries will not have discretionary authority to vote your shares with respect to the other proposals to be presented at the Annual Meeting. Therefore, it is important that you instruct your broker, bank or other intermediary how to vote your shares.
What options are available to me to vote my shares?
Whether you hold shares directly as the shareholder of record or through a bank, broker or other intermediary, your shares may be voted at the Annual Meeting by following any of the voting options available to you below:
You may vote via the Internet. You may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.
You may vote via the telephone.
•
If you are a shareholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card that you received with the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

•
Most shareholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker or other intermediary. Those shareholders should check the voting instruction form for telephone voting availability.

You may vote by mail. You can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.
You may vote in person at the Annual Meeting. All shareholders of record may vote in person at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. However, if you are the beneficial owner of shares held in street name through a bank, broker or other intermediary, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or intermediary that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting to ensure that your vote will be counted if you later are unable to attend.
How many votes must be present to hold the Annual Meeting?
The presence of two or more persons present in person representing, in person or by proxy, more than a majority of the aggregate number of all issued and outstanding voting shares (consisting of the aggregate number of outstanding shares and the number of common shares that may be voted by the holder of the Series A Preferred Shares on an as converted basis, after giving effect to the 9.9% voting cap) throughout the meeting is required for the transaction of business at the Annual Meeting. This is called a “quorum.” Your shares will be counted as being present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and “broker non-votes” will be counted as being present for the purpose of determining the presence of a quorum at the Annual Meeting. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the meeting will be adjourned to the same date one week later, at the same time and place, or to such other date, time and place as the Secretary may determine. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.
68James River Group Holdings, Ltd.

What is the vote required to pass each proposal to be presented at the Annual Meeting?
Proposal 2 (declassification of the board), Proposal 5 (majority voting for uncontested director elections), Proposal 6 (providing for our Board’s ability to fix the size of the Board between 5 and 15 directors), Proposal 7 (removal of the supermajority voting requirements to approve certain amendments to the Bye-laws and Memorandum of Association), and Proposal 10 (removal of Bye-law provisions pertaining to our former largest shareholders), require the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares entitled to vote at the Annual Meeting. You may vote “For,” “Against” or “Abstain” on these proposals. Abstentions and broker non-votes will be counted as votes against each of these proposals.
Proposal 1 (the election of directors) will be decided by a plurality of the votes cast on such proposal. You may vote “For” or “Withhold” on this proposal. Abstentions and broker non-votes will have no effect on this proposal.
Proposal 3, (the re-appointment of Ernst & Young LLP as our independent auditor), Proposal 4 (approval of the 2021 compensation of our named executive officers), Proposal 8 (requirement for approval of mergers and amalgamations by a majority of the voting power attached to all issued and outstanding shares), Proposal 9 (removal of the voting cutback and the pass-through voting for our subsidiaries), Proposal 11 (general updates) and Proposal 12 (amendment of the 2014 Long-Term Incentive Plan), require the affirmative vote of a majority of votes cast on such proposal. You may vote “For,” “Against” or “Abstain” on these proposals. Abstentions and broker non-votes will have no effect on any of the proposals.
A majority of votes cast means that the number of votes “for” a proposal must exceed the number of votes “against” such proposal. Votes cast includes only votes cast by shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal, and excludes abstentions.
What does it mean if I receive more than one set of proxy materials?
Generally, it means that you hold common shares registered in more than one account. To ensure that all of your shares are voted, please vote in the manner described above with respect to each proxy card or voting instruction card accompanying the proxy materials.
Can I change or revoke my vote after I return my proxy card or voting instruction card?
Yes. Any shareholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the Annual Meeting by:
•
submitting to our Secretary, before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•
timely delivery of a valid, later-dated proxy (only the last proxy submitted by a shareholder by Internet, telephone or mail will be counted); or

•
attending the Annual Meeting and voting in person.

Please note that your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or other intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or other intermediary. Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker or other intermediary giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting in person.
How can I attend the Annual Meeting?
The Annual Meeting is open to all shareholders holding common shares as of the record date.
Attendance at the Annual Meeting is limited to persons who were shareholders as of the record date and admission will be on a first-come, first-serve basis. Registration and seating will begin at 7:30 a.m., local time, on the date of the Annual Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the record date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
We encourage all shareholders, even those who plan to attend the Annual Meeting, to vote in advance.
2022 Proxy Statement69

What is a proxy? How do I appoint a proxy and instruct that individual how to vote on my behalf?
A proxy is your legal designation of another person to vote on your behalf the shares that you hold.
You may appoint the proxies recommended by our Board of Directors (Frank N. D’Orazio and Sarah C. Doran; see “What does solicitation of proxies mean?” below) to vote on your behalf, and give those individuals voting instructions by following the directions on the proxy card.
If you are a shareholder of record, you may also appoint another individual to represent you at the Annual Meeting by notifying our Secretary in writing before the Annual Meeting begins. Your appointed proxy must provide valid picture identification to be admitted to the Annual Meeting.
If you are a beneficial owner, please contact the broker that holds your shares if you intend to appoint a proxy that is different from those recommended by our Board of Directors.
What does solicitation of proxies mean?
In a solicitation of proxies, one party (in this case, our Board of Directors) encourages shareholders to appoint one or more particular individuals (in this case Frank N. D’Orazio, our Chief Executive Officer and a member of the Board of Directors, and Sarah C. Doran, our Chief Financial Officer) to vote on their behalf in accordance with their instructions.
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or e-mail. They will not be paid any additional compensation for such solicitation. We will request brokers and intermediaries who hold our shares in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
Beneficial owners will be asked to forward the proxy materials to the broker that holds their shares. That entity will be reimbursed for its reasonable expenses incurred in connection with distributing and collecting proxy materials.
What else will happen at the Annual Meeting?
At the Annual Meeting, the only item currently on the agenda other than voting on the proposals described in this proxy statement is for our shareholders to receive our financial statements and the report of our independent registered public accounting firm thereon for the year ended December 31, 2021.
How can I access James River Group Holdings, Ltd.’s proxy materials and annual report electronically?
This proxy statement and our 2021 Annual Report are available at https://materials.proxyvote.com/G5005R.
How do I find out the voting results?
Preliminary voting results will be announced at the Annual Meeting, and final voting results will be reported on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
Forward Looking Statements
This proxy statement contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the intent, belief or current expectations of the Company, the Board and the Company’s management team. Forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate or similar words. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important information regarding such risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission including our most recently filed Annual Report on Form 10-K. These forward-looking statements speak only as of the date of this proxy statement and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
70James River Group Holdings, Ltd.

Appendix A
Excerpt from Fourth Amended and Restated Bye-Laws
(with deletions indicated by strike-outs and additions indicated by underlining)
(Amendment to Declassify the Board of Directors)
If approved, Bye-law 41 would be amended as follows:
Term of Officers of Directors
~~41.1 The Directors shall be classified with respect to the time for which they severally hold office into three classes as nearly equal in number as possible, as follows: (i) one class (“Class I”), whose initial term expires at the 2015~~Commencing at the first annual general meeting ~~of the Members will be elected for a three year term, (ii) another class (“Class II”) whose initial term expires at the 2016~~that is held after the date of adoption of this Bye-law 41 and each succeeding annual general meeting ~~of the Members will be elected for a three year term, and (iii) another class (“Class III”) whose initial term expires at the 2017 annual general meeting of the Members will be elected for a three year term, with each class to hold office until their successors are elected and qualified. The Directors shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or~~, Directors shall be elected annually for a one-year term expiring at the next annual general meeting; except that each Director serving as a Class I Director shall hold office until the annual general meeting held in 2024, each Director serving as a Class II Director shall hold office until the annual general meeting held in 2022 and each Director serving as a Class III Director shall hold office until the annual general meeting held in 2023; and in each case until their successors are elected or appointed ~~or their office is otherwise~~and have qualified and subject to his office being vacated~~.~~
~~41.2~~ pursuant to Bye-law 44. The Directors shall no longer be divided into Classes after the ~~At each~~ annual general meeting ~~of the Members, the successors of the class of Directors whose term expires at such meeting shall be elected to~~held in 2024. A Director elected or appointed to fill a vacancy pursuant to Bye-law 42.2 or Bye-law 44.2 shall hold office ~~for a term expiring at~~until the next annual general meeting ~~of Members~~ held ~~in (i) with respect to the Class I Directors, the third year following the year of their appointment, (ii) with respect to the Class II Directors, the third year following the year of their appointment and (iii) with respect to the Class III Directors, the third year following the year of their appointment.~~ after the date of such appointment and until their successors are elected or appointed and have qualified.
2022 Proxy StatementA-1

Appendix B
Excerpt from Fourth Amended and Restated Bye-Laws
(with additions indicated by underlining)
(Amendment to Implement Majority Voting in Uncontested Director Elections)
If approved, Bye-law 39.2 would be amended as follows:
Where persons are validly proposed for re-election or election as a Director, each person receiving a majority of the votes cast shall be elected as a Director, except that if the number of persons validly proposed for re-election or election as a Director exceeds the number of positions available for the election of Directors, then the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors. For the purposes of this Bye-law 39.2, (i) a “majority of the votes cast” means that the number of votes “for” a Director must exceed the number of votes “against” that Director and (ii) “votes cast” shall include only votes cast by shares represented in person or by proxy at the meeting and entitled to vote on the election of Directors, and shall exclude abstentions.
2022 Proxy StatementB-1

Appendix C
Excerpt from Fourth Amended and Restated Bye-Laws
(with deletions indicated by strike-outs and additions indicated by underlining)
(Amendment to Provide a Range in the Size of The Board of Directors of 5 to 15 Directors, with the Exact Number to be
Determined By the Board of Directors from Time to Time)
If approved, Bye-law 40 would be amended as follows:
Number of Directors
The Board shall consist of ~~8 Directors, provided that the size of the Board may be increased by resolution of the Board, but for so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own more than 20% of the outstanding Common Shares of the Company, only with the prior consent of a D. E. Shaw Director~~such number of Directors being not less than five (5) Directors and not more than fifteen (15) Directors as the Board may from time to time determine. A majority of the Directors then in office may appoint any person as a Director to fill a vacancy on the Board occurring as a result of the newly-created directorship under this Bye-law 40. No reduction in the size of the Board shall shorten the term in office of any director in office at the time of such reduction.
2022 Proxy StatementC-1

Appendix D
Excerpt from Fourth Amended and Restated Bye-Laws
(with deletions indicated by strike-outs and additions indicated by underlining)
(Amendment to Remove Supermajority Voting Requirements for the Amendment of Certain Provisions
of the Bye-laws and the Memorandum of Association)
If approved, Bye-law 78 would be amended as follows:
Change to Bye-laws
~~78.1~~ No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and ~~by~~ a resolution of the Members at any annual or special general meeting. ~~In addition, so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own at least 20% of the outstanding Common Shares, no amendment to these Bye-laws which would have a material adverse effect on the rights of the D. E. Shaw Affiliates, including, without limitation, amendments to Bye-laws 39, 40, 41, 42, 43, 44, 78, 79, 81 or 82, may be made without the prior written consent of the D. E. Shaw Affiliates.~~
~~78.2 Bye-laws 31, 39, 40, 41, 42, 43, 44, 78 and 79 may not be rescinded, altered or amended, and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66.67% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting.~~
If approved, Bye-law 79 would be amended as follows:
Change to the Memorandum of Association
~~79.1~~ No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a resolution of the Members at any annual or special general meeting. ~~including the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting. In addition, so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own at least 20% of the outstanding Common Shares, no amendment to the Memorandum of Association which would have a material adverse effect on the rights of the D. E. Shaw Affiliates may be made without the prior written consent of the D. E. Shaw Affiliates.~~
2022 Proxy StatementD-1

Appendix E
Excerpt from Fourth Amended and Restated Bye-Laws
(with additions indicated by underlining)
(Amendment to Require Approval by a Majority of the Voting Power Attached to all Issued and Outstanding Shares Entitled to Vote for
Shareholder Approval of Mergers and Amalgamations)
If approved, a new Bye-law 80 would be adopted, and provide as follows:
Merger or Amalgamation
In respect of any merger or amalgamation that the Act requires to be approved by the Members, the necessary general meeting quorum shall be as set out in Bye-law 29 and the necessary Members’ approval shall require the affirmative vote of a majority of the votes attaching to all issued and outstanding shares entitled to vote at the meeting.
2022 Proxy StatementE-1

Appendix F
~~THIRD~~ FOURTH AMENDED AND RESTATED
BYE-LAWS
JAMES RIVER GROUP HOLDINGS, LTD.
2022 Proxy StatementF-1

INTERPRETATION
1.
Definitions

SHARES
2.
Power to Issue Shares

3.
Power and Obligation of the Company to Purchase its Shares

4.
Rights Attaching to Shares

5.
~~Adjustment to Voting Power~~[Intentionally Omitted]

6.
~~Certain Subsidiaries~~[Intentionally Omitted]

7.
Calls on Shares

8.
Forfeiture of Shares

9.
Share Certificates

10.
Fractional Shares

REGISTRATION OF SHARES
11.
Register of Members

12.
Registered Holder Absolute Owner

13.
Transfer of Registered Shares

14.
Transmission of Registered Shares

ALTERATION OF SHARE CAPITAL
15.
Power to Alter Capital

16.
Variation of Rights Attaching to Shares

DIVIDENDS AND CAPITALISATION
17.
Dividends

18.
Power to Set Aside Profits

19.
Method of Payment

20.
Capitalisation

MEETINGS OF MEMBERS
21.
Annual General Meetings

22.
Special General Meetings

23.
Requisitioned General Meetings

24.
Notice

25.
Giving Notice and Access

26.
Notice of Nominations and Member Business

27.
Postponement or Cancellation of General Meeting

28.
Electronic Participation and Security in Meetings

29.
Quorum at General Meetings

30.
Chairman to Preside at General Meetings

31.
Voting on Resolutions

32.
Power to Demand a Vote on a Poll

33.
Voting by Joint Holders of Shares

34.
Instrument of Proxy

35.
Representation of Corporate Member

36.
Adjournment of General Meeting

37.
Written Resolutions

38.
Directors Attendance at General Meetings

DIRECTORS AND OFFICERS
39.
Election of Directors

40.
Number of Directors

41.
Term of Office of Directors

42.
Removal of Directors

43.
Committees

44.
Vacancy in the Office of Director

45.
Remuneration of Directors

46.
Defect in Appointment

47.
Directors to Manage Business

48.
Powers of the Board of Directors

49.
Register of Directors and Officers

50.
Appointment of Officers

51.
Appointment of Secretary

52.
Duties of Officers

53.
Remuneration of Officers

54.
Conflicts of Interest

55.
Indemnification and Exculpation of Directors and Officers

MEETINGS OF THE BOARD OF DIRECTORS
56.
Board Meetings

57.
Notice of Board Meetings

58.
Electronic Participation in Meetings

59.
Quorum at Board Meetings

60.
Board to Continue in the Event of Vacancy

61.
Chairman to Preside

62.
Written Resolutions

63.
Validity of Prior Acts of the Board

CORPORATE RECORDS
64.
Minutes

65.
Place Where Corporate Records Kept

66.
Form and Use of Seal

ACCOUNTS
67.
Records of Account

68.
Financial Year End

AUDITS
69.
Annual Audit

70.
Appointment of Auditor

71.
Remuneration of Auditor

72.
Duties of Auditor

73.
Access to Records

74.
Financial Statements

75.
Distribution of Auditor’s Report

76.
Vacancy in the Office of Auditor

VOLUNTARY WINDING-UP AND DISSOLUTION
77.
Winding-Up

CHANGES TO CONSTITUTION
78.
Changes to Bye-laws

79.
Changes to the Memorandum of Association

80.
~~Discontinuance~~Merger and Amalgamation

81~~.~~
~~D. E. Shaw Affiliates Director Approval~~Discontinuance

82.
Corporate Opportunities.

83.
Exclusive Jurisdiction

F-2James River Group Holdings, Ltd.

INTERPRETATION
1.
Definitions

1.1
In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

~~9.5% Excluded Person~~	~~any Person who would, as of the date these Bye-Laws become effective, be a 9.5% Shareholder pursuant to the definition of 9.5% Shareholder, including, for the avoidance of doubt, each D. E. Shaw Affiliate and each Goldman Sachs Affiliate;~~
~~9.5% Shareholder~~	~~a U.S. Person that (a) owns (within the meaning of Section 958(a) of the Code) any shares and (b) owns, is deemed to own, or constructively owns Controlled Shares which confer votes in excess of 9.5% of the votes conferred by all of the issued and outstanding shares (in each case as determined pursuant to Section 958(b) of the Code), other than a 9.5% Excluded Person;~~
Act	the Companies Act 1981, as amended from time to time;
Affiliate	with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person;
Auditor	the independent registered public accounting firm of the Company;
Board	the board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;
~~Business Combination Transaction~~	~~any sale of all or substantially all of the assets of the Company or any of its Subsidiaries, or the merger, consolidation, amalgamation, recapitalization, or reorganization of, or plan or scheme of arrangement with respect to, the Company or any of its Subsidiaries, or any other similar transaction; in each case in one or a series of related transactions;~~
Code	the Internal Revenue Code of 1986, as amended, of the United States of America;
Company	James River Group Holdings, Ltd., the company for which these Bye-laws are approved and confirmed;
Control	the power to direct the affairs of a person by reason of ownership of voting securities, by contract or otherwise;
~~Controlled Group~~	~~with respect to any person, all shares directly owned by such person and all shares directly owned by each other Member any of whose shares are included in the Controlled Shares of such person;~~
Controlled Shares	in reference to any person, all shares that such person is deemed to own directly, indirectly (within the meaning of Section 958~~(a)~~ of the Code) or, in the case of any U.S. Person, constructively (within the meaning of Section 958(b) of the Code);
~~D. E. Shaw Affiliates~~	~~D. E. Shaw CH-SP Franklin, L.L.C., a Delaware limited liability company, D. E. Shaw CF-SP Franklin, L.L.C., a Delaware limited liability company, and D. E. Shaw Oculus Portfolios, L.L.C., a Delaware limited liability company, together with any Affiliate of the foregoing, including, without limitation, D. E. Shaw & Co., L.P., D. E.~~
2022 Proxy StatementF-3

~~Shaw & Co., L.L.C., and David E. Shaw, any investment fund affiliated with or advised by any of the foregoing, and any subsidiary of any of the foregoing, as applicable; provided that D. E. Shaw & Co., L.L.C., and any of its successors, transferees, assignees and designees, may act on behalf of the D. E. Shaw Affiliates in respect of any consent or other right in favor of the D. E. Shaw Affiliates that is provided for under these Bye-laws;~~
~~D. E. Shaw Director~~	~~a Director appointed by the D. E. Shaw Affiliates pursuant to Bye-law 39.3;~~
Director	a director of the Company;
~~Excluded Director~~	~~shall mean a Director designated as an Excluded Director in accordance with Bye-law 39.4, provided that a D. E Shaw Director may not be an Excluded Director;~~
~~Excluded Director Number~~	~~at any given time, such number of Directors representing (i) if the Board is comprised of an even number of Directors, 50% of the Directors and (ii) if the Board is comprised of an odd number of Directors, the minimum number of Directors required for a majority of the Board;~~
Fair Market Value	with respect to a repurchase of any shares of the Company in accordance with these Bye-laws, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognised investment banking firm chosen by the Board and reasonably satisfactory to the Member whose shares are to be so repurchased by the Company; provided that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;
~~Goldman Sachs Affiliates~~	~~The Goldman Sachs Group, Inc., a Delaware corporation, and Goldman Sachs JRVR Investors Offshore, L.P., a Cayman Islands exempted limited partnership.~~
Member	a person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint
F-4James River Group Holdings, Ltd.

holders or all of such persons, as the context so requires;
Notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;
Person	any individual, corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, governmental authority or other entity of any kind;
Register of Directors and Officers	the register of Directors and Officers referred to in these Bye-laws;
Register of Members	the register of members referred to in these Bye-laws;
Regulatory Authority	any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization;
Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;
Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;
Shares	Common Shares and Preferred Shares (as applicable);
Subsidiary	with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;
Trading Day	any day on which the New York Stock Exchange or NASDAQ (or such other principal stock exchange or automated quotation system on which the shares of the Company are then traded) is open for trading in securities listed thereon;
Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;
United States	the United States of America and its dependent territories or any part thereof; and
U.S. Person	a “United States person” as defined in Section 957(c) of the Code~~; and~~ .

1.2
In these Bye-laws, where not inconsistent with the context:

(a)
words denoting the plural number include the singular number and vice versa;

(b)
words denoting the masculine gender include the feminine and neuter genders;

(c)
words importing persons include companies, associations or bodies of persons whether corporate or not;

2022 Proxy StatementF-5

(d)
the words:

(i)
“may” shall be construed as permissive; and

(ii)
“shall” shall be construed as imperative;

(e)
a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)
the phrase “issued and outstanding” in relation to shares means shares in issue other than Treasury Shares;

(g)
~~(f)~~ the word “corporation” means a corporation whether or not a company within the meaning of the Act;

(h)
~~(g)~~ unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4
Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES
2.
Power to Issue Shares

2.1
At the date these Bye-laws become effective, the share capital of the Company is divided into two classes: (i) common shares (the “Common Shares”) and (ii) preferred shares (the “Preferred Shares”).

2.2
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe.

2.3
Subject to the Act, any Preferred Shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.
Power and Obligation of the Company to Purchase its Shares

3.1
The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2
The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

3.3
Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Person ~~(other than one or more of the D. E. Shaw Affiliates or the Goldman Sachs Affiliates)~~ may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any Subsidiary of the Company or any other Person (including if such consequence arises as a result of any U.S. Person~~, other than a 9.5% Excluded Person,~~ owning Controlled Shares of 9.5% or more of the value of the Company or the voting ~~shares of~~rights in the Company ~~after giving effect to any adjustment to voting power required by Bye-law 5~~), the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Person ~~(other than the D. E. Shaw Affiliates or the Goldman Sachs Affiliates)~~ to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences~~)~~ for immediately available funds in an amount equal to the Fair Market Value of such shares on the business day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided that the Board will use reasonable efforts to exercise this option equally among similarly situated Persons (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, with the consent of such assignee. Each Person shall be bound by the determination by the Company to purchase or assign its right to purchase such Person’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

3.4
In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Repurchase Notice”) at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to any Person of any intention to purchase or the conclusion of any purchase of shares of the Company. The closing of any such purchase of shares of the Company shall be no less than seven (7) calendar days after receipt of the Repurchase Notice by the Member, unless such Member agrees to a shorter period, and payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check.

F-6James River Group Holdings, Ltd.

3.5
If the Company purchases any shares pursuant to Bye-laws 3.3 and 3.4, it shall do so only in a manner that the Board believes would not result, upon consummation of such transaction, in any U.S. Person ~~(other than the 9.5% Excluded Persons)~~ owning Controlled Shares of 9.5% or more of the value of the Company or the voting ~~shares of~~rights in the Company ~~(after giving effect to any adjustment to voting power required by Bye-law 5)~~.

4.
Rights Attaching to Shares

4.1
The holders of the Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to Preferred Shares):

(a)
be entitled to one vote per share;

(b)
be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)
generally be entitled to enjoy all of the rights attaching to shares.

4.2
The Board is authorised to provide for the issuance of the Preferred Shares in one or more series, and to establish from time to time the number of shares to be included in each such series~~,~~ and ~~to establish from time to time the number of shares to be included in each series, and~~ to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preferred Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preferred Shares, to vary the rights attached to any other series of Preferred Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)
the number of shares constituting that series and the distinctive designation of that series;

(b)
the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)
whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)
whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)
whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)
whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)
the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any Subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any Subsidiary of any issued shares of the Company;

(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

(i)
any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.3
Any Preferred Shares of any series ~~which~~that have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preferred Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board or as part of any other series of Preferred Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preferred Shares.

2022 Proxy StatementF-7

4.4
At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.5
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.
~~Adjustment to Voting Power~~[Intentionally Omitted]

~~5.1~~
~~If the votes conferred by the Controlled Shares of any Person (other than a 9.5% Excluded Person) would otherwise cause such Person or any other Person to be treated as a 9.5% Shareholder with respect to any matter (including, without limitation, election of Directors), the votes with respect to such matter conferred by the shares of such Person’s Controlled Group are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that, after any such reduction, the votes conferred by the Controlled Shares of such Person shall not result in such Person or any other Person being treated as a 9.5% Shareholder with respect to the vote on such matter.~~

~~5.2~~
~~The reduction in votes pursuant to the preceding Bye-law shall be determined as follows:~~

~~(a)~~
~~Beginning with the Controlled Group of the Person subject to Bye-law 5.1 whose Controlled Shares have the largest number of votes and continuing, as required, with the Controlled Group of each Person subject to Bye-law 5.1 whose Controlled Shares successively have a smaller number of votes (after giving effect to prior reductions), the reduction in votes conferred by the shares of a Controlled Group shall be effected proportionately among all the shares of such Controlled Group in accordance with the relative voting power of such shares. Generally, the Board will effectuate the reduction of votes in the manner and order described in the preceding sentence. If varying the order in which votes are reduced would result in a more equitable allocation of the reduction of votes as determined by the Board, the Board shall have the discretion to vary the order in which votes are reduced.~~

~~(b)~~
~~If there is a Person whose activities have been determined by the Board to have caused the application of subparagraph (a), after all required reductions in votes conferred on shares of Controlled Groups are effected pursuant to subparagraph (a), (i) the amount of any reduction in the votes of the shares of each Controlled Group effected by application of subparagraph (a) above shall be reallocated within such Controlled Group and conferred on the shares held directly by the Person whose actions have been determined by the Board to have caused the application of such subparagraph and (ii) the voting power of the shares held by each other Person holding shares in such Controlled Group shall be increased by such Person’s proportionate share of such reduction, in each case, to the extent that so doing does not cause any Person (other than a 9.5% Excluded Person) to be treated as a 9.5% Shareholder.~~

~~5.3~~
~~The Board shall implement the foregoing in the manner set forth in this Bye-law 5. In addition to any other provision of this Bye-law 5, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines, by the affirmative vote of a majority of the Directors, that it is reasonably necessary that such shares should not carry the right to vote or shall have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any Subsidiary of the Company or any Person or its Affiliates; provided that the Board will use reasonable efforts to ensure equal treatment to similarly situated Persons to the extent possible under the circumstances and; provided, further, that the Board shall reallocate the amount of any reduction in vote in the manner described in Bye-law 5.2(b).~~

~~5.4~~
~~The Board shall have the authority to request from any Member such information as the Board may reasonably request for the purpose of determining whether any Member’s voting rights are to be adjusted. If any Member fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole discretion determine that such Member’s shares shall carry no voting rights, in which case such shares shall not carry any voting rights until otherwise determined by the Board in its absolute discretion.~~

~~Any Member shall give notice to the Company within ten days following the date that such Member acquires actual knowledge that it or, to the extent practicable, any Person (other than a 9.5% Excluded Person) who is a deemed or constructive owner of such Member’s Controlled Shares, is the actual, deemed or constructive owner of Controlled Shares of 9.5% or more of the Company.~~
~~The determination by the Board, taking into account any written advice of outside legal counsel which the Board determines to obtain, as to any adjustments to voting power of any share made pursuant to this Bye-law 5 shall be final and binding on all Persons.~~
F-8James River Group Holdings, Ltd.

6.
~~Certain Subsidiaries~~[Intentionally Omitted]

~~6.1~~
~~Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any subsidiary of the Company (other than (i) a corporation organized under the laws of the United States or any state, (ii) a limited liability company organized under the laws of the United States or any state that is taxable as a corporation for United States Federal income tax purposes, or (iii) an entity treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes)) (together, the “Designated Companies”), the Board shall refer the subject matter of the vote (other than the removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members of the Company on a poll (subject to Bye-law 5) and seek authority from the Members for the Company’s corporate representative or proxy to vote in favour of the resolution proposed by the Designated Company. The Board shall cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company. The Board shall have authority to resolve any ambiguity.~~

~~6.2~~
~~The Board in its discretion shall require that the Bye-laws or Articles of Association or similar organizational documents of each Designated Company shall contain provisions substantially similar to this Bye-law 6. The Company shall enter into agreements, as and when determined by the Board, with each such Designated Company, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-law 6.~~

7.
Calls on Shares

7.1
The Board may make such calls as it thinks fit upon the Members in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

7.2
Any amount which, by the terms of allotment of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

7.3
The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

7.4
The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up or become payable.

8.
Forfeiture of Shares

8.1
If any Member fails to pay, on the day appointed for payment thereof, any call pursuant to Bye-law 7 in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
James River Group Holdings, Ltd. (the “Company”)
You have failed to pay the call of  [amount of call] made on the [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of  [•] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.
Dated this [date]
[Signature of Secretary] By Order of the Board
2022 Proxy StatementF-9

8.2
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

8.3
A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

8.4
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

9.
Share Certificates

9.1
Every Member shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

9.2
The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

9.3
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

9.4
Notwithstanding any provisions of these Bye-laws:

(a)
the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)
unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations including applicable rules of the New York Stock Exchange or NASDAQ, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

10.
Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
REGISTRATION OF SHARES
11.
Register of Members

11.1
The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

11.2
The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

12.
Registered Holder Absolute Owner

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.
F-10James River Group Holdings, Ltd.

13.
Transfer of Registered Shares

13.1
An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares
James River Group Holdings, Ltd. (the “Company”)
FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of  [address], [number] shares of the Company.
DATED this [date]
Signed by:	In the presence of:

Transferor	Witness
Signed by:	In the presence of:

Transferee	Witness

13.2
Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee; provided that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

13.3
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

13.4
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

13.5
The Board may in its absolute discretion and without assigning any reason therefore refuse to register the transfer of a share ~~which~~that is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.6
Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

13.7
Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.

14.
Transmission of Registered Shares

14.1
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share ~~which~~that had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

14.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
James River Group Holdings, Ltd. (the “Company”)
2022 Proxy StatementF-11

I/We, having become entitled in consequence of the [death/bankruptcy] of  [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.
DATED this [date]
Signed by:	In the presence of:

Transferor	Witness
Signed by:	In the presence of:

Transferee	Witness

14.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

14.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL
15.
Power to Alter Capital

15.1
The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

15.2
Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

16.
Variation of Rights Attaching to Shares

~~16.1~~
If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

~~16.2~~
~~Notwithstanding Bye-law 16.1, in the event of any merger, consolidation, amalgamation, recapitalization or reorganization of, or plan or scheme of arrangement with respect to, the Company, no provision of any definitive transaction agreement relating thereto shall be deemed to vary the rights attaching to the Common Shares held by any D. E. Shaw Affiliate or Goldman Sachs Affiliate other than would be a variation of the Common Shares generally, and all of the holders of the Common Shares shall vote together as a single class in respect of such definitive transaction agreement.~~

DIVIDENDS AND CAPITALISATION
17.
Dividends

17.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

17.2
The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

17.3
The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

F-12James River Group Holdings, Ltd.

17.4
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

18.
Power to Set Aside Profits

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.
19.
Method of Payment

19.1
Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members, or to such person and to such address as the holder may in writing direct.

19.2
In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

19.3
The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

19.4
The Company shall be entitled to cease sending dividend cheques and warrants by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or warrant.

20.
Capitalisation

20.1
The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

20.2
The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS
21.
Annual General Meetings

Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting shall be held in each year (other than the year of incorporation) at such time and place, which shall not be in the United States, as the Chairman (if any) or any two Directors or any Director and the Secretary or the Board shall appoint.
22.
Special General Meetings

The Chairman (if any) or any two Directors or any Director and the Secretary or the Board may convene a special general meeting which shall not be in the United States whenever in their judgment such a meeting is necessary.
23.
Requisitioned General Meetings

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.
24.
Notice

24.1
At least 15 days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time which shall not be in the United States at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

24.2
At least 15 days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place which shall not be in the United States and the general nature of the business to be considered at the meeting.

24.3
The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

2022 Proxy StatementF-13

24.4
A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

24.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

25.
Giving Notice and Access

25.1
A notice may be given by the Company to a Member:

(a)
by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)
by sending it by letter mail or courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)
by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)
by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

25.2
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

25.3
In proving service under paragraphs 25.1 (b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

26.
Notice of Nominations and Member Business

26.1
Annual General Meetings

(a)
Nominations of persons for election to the Board or the proposal of other business to be transacted by the Members may be made at an annual general meeting only (A) pursuant to the Company’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or (C) subject to any applicable law, by Members of record at the time of giving of notice as provided for in this Bye-law 26.1 and who comply with the notice procedures set forth in this Bye-law 26.1;

(b)
For nominations or other business to be properly brought before an annual general meeting by a Member pursuant to clause (C) of Bye-law 26.1(a), the Member must have given timely notice thereof in writing to the Secretary and any such proposed business must constitute a proper matter for Member action. To be timely, a Member’s notice shall be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided that if the date of the annual general meeting is advanced more than 25 days prior to such anniversary date or delayed more than 25 days after such anniversary date then to be timely such notice must be received by the Secretary at the registered office of the Company no earlier than 120 days prior to such annual general meeting and no later than the later of 70 days prior to the date of the general meeting or the close of business on the 10th day following the earlier of the date on which notice of the general meeting was posted to Members or the date on which public announcement of the date of the general meeting was first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a Member’s notice as described above. For purposes of Bye-laws 26.1(b) and 26.2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press, PR Newswire, Businesswire, Bloomberg or any comparable news service in the United States or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934;

(c)
A Member’s notice to the Secretary shall set forth (A) as to each person whom the Member proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected), (B) as to any other business that the Member proposes to bring before the general meeting, a brief description of the business desired

F-14James River Group Holdings, Ltd.

to be brought before the general meeting, the text of the proposal or business, the reasons for conducting such business at the general meeting and any material interest in such business of such Member and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the Member giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:
(i)
the name and address of such Member (as they appear in the Register of Members) and any such beneficial owner;

(ii)
the class or series and number of shares of the Company which are held of record or are beneficially owned by such Member and by any such beneficial owner;

(iii)
a description of any agreement, arrangement or understanding between or among such Member and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

(iv)
a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, share appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Member or any such beneficial owner or any such nominee with respect to the Company’s securities (a “Derivative Instrument”);

(v)
to the extent not disclosed pursuant to clause (iv) above, the principal amount of any indebtedness of the Company or any of its subsidiaries beneficially owned by such Member or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such Member or such beneficial owner relating to the value or payment of any indebtedness of the Company or any such Subsidiary;

(vi)
a representation that the Member is a holder of record of shares of the Company entitled to vote at such general meeting and intends to appear in person or by proxy at the general meeting to bring such nomination or other business before the general meeting; and

(vii)
a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding shares required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from Members in support of such proposal or nomination;

(d)
If requested by the Company, the information required under clauses (ii), (iii), (iv) and (v) of Bye-law 26.1(c) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for notice of the general meeting to disclose such information as of such record date, and, if requested by the Company at the instruction of the Board, such Member and any such beneficial owner shall provide any other information as the Company may request in its discretion;

(e)
Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 26.1; other than a nomination; shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the general meeting.

26.2
Special General Meetings

(a)
Only such business shall be conducted at a special general meeting as shall have been brought before the general meeting in accordance with the Company’s notice of meeting pursuant to Bye-laws 24 and 25.

(b)
Nominations of persons for election to the Board at a special general meeting may be made (i) by or at the direction of the Board or (ii) provided that the Board has determined that Members may nominate persons for election to the Board at such general meeting, by any Member of the Company who is a Member of record at the time of giving of notice provided for in Bye-law 26.2(c), who shall be entitled to vote at the general meeting and who complies with the notice procedures set forth in this Bye-law 26.

(c)
For nominations to be properly brought before a special general meeting by a Member pursuant to Bye-law 26.2(b)(ii), the Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to or mailed and received at the registered office of the Company (A) not earlier than 120 days prior to the date of the special general meeting nor (B) later than the later of 90 days prior to the date of the special general meeting or the 10th day following the day on which public announcement of the date of the special general meeting was first made.

2022 Proxy StatementF-15

(d)
A Member’s notice to the Secretary, including any notice of requisition pursuant to Bye-law 24, shall comply with the notice requirements of Bye-law 26.1(c) and (d).

26.3
General

(a)
At the request of the Board, any person nominated by the Board for election as a Director shall furnish to the Secretary the information that is required to be set forth in a Member’s notice of nomination pursuant to Bye-law 26.1(c).

(b)
No person shall be eligible to be nominated by a Member to serve as a Director of the Company unless nominated in accordance with the procedures set forth in this Bye-law 26.

(c)
The chairman of the general meeting shall, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws or that business was not properly brought before the general meeting, and if he should so determine and declare, the defective nomination shall be disregarded or such business shall not be transacted, as the case may be.

(d)
Notwithstanding the foregoing provisions of this Bye-law 26, unless otherwise required by the Act, if the Member (or a qualified representative of the Member) does not appear at the annual or special general meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 26.3, to be considered a qualified representative of the Member, a person must be a duly authorised officer, manager or partner of such Member or must be authorised by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the general meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting.

26.4
Without limiting the foregoing provisions of this Bye-law 26, a Member shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this Bye-law 26; provided that any references in these Bye-laws to the Securities Exchange Act of 1934, or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bye-law, and compliance with Bye-law 26.1 or 26.2 shall be the exclusive means for a Member to make nominations or submit other business (other than as provided in Bye-law 26.1(e)).

27.
Postponement or Cancellation of General Meeting

The Secretary may, and on instruction of the Chairman or president the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws); provided that notice of postponement or cancellation is given to the Members before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to each Member in accordance with these Bye-laws.
28.
Electronic Participation and Security in Meetings

28.1
Members may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Member may participate in any general meeting during which time that Member (or, if any Member is an entity, its representative) is physically present in the United States.

28.2
The Board may, and at any general meeting, the Chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

29.
Quorum at General Meetings

29.1
At any general meeting, two or more persons present in person throughout the meeting and representing in person or by proxy voting shares having in excess of 50% of the total voting rights of all issued and outstanding voting shares in the Company throughout the meeting shall form a quorum for the transaction of business; provided, however, that no Member may participate in any general meeting during which time that Member (or, if any Member is an entity, its representative) is physically present in the United States; and provided, further, that if at any time there shall be only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting held during such time.

29.2
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place (which shall not be in the United States) or to such other day, time or place (which shall not be in the

F-16James River Group Holdings, Ltd.

United States) as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place (which shall not be in the United States) announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.
30.
Chairman to Preside at General Meetings

Unless otherwise agreed by a majority of those attending and entitled to vote thereat or approved by the Board in advance of the meeting, the Chairman~~,~~ if ~~there be one~~present, and if not the Chief Executive Officer of the Company if present, shall act as chairman of the meeting at all general meetings ~~at which such person is present~~. In their absence, a chairman of the meeting may be appointed by the Board or, if not so appointed by the Board, shall be appointed or elected by those present at the meeting and entitled to vote.
31.
Voting on Resolutions

31.1
Subject to the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

31.2
No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

31.3
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

31.4
In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

31.5
At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

31.6
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

32.
Power to Demand a Vote on a Poll

32.1
Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)
the chairman of such meeting; or

(b)
at least three Members present in person or represented by proxy; or

(c)
any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)
any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

32.2
Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

32.3
A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

32.4
Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which

2022 Proxy StatementF-17

the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by one or more scrutineers appointed by the Board or, in the absence of such appointment, by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.
33.
Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.
34.
Instrument of Proxy

34.1
An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy
James River Group Holdings, Ltd. (the “Company”)
I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of  [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]
Signed this [date]
Member(s)
34.2
The instrument appointing a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

34.3
A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

34.4
Subject to Bye-law 34.5, the decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

34.5
Any Member may irrevocably appoint a proxy and in such case: (i) such appointment shall be irrevocable in accordance with the terms of the instrument of appointment; (ii) the Company shall be given notice of the appointment, such notice to include the name, address, telephone number and electronic mail address of the proxy, and the Company shall give to such proxy notice of all meetings of shareholders of the Company; (iii) such proxy shall be the only person entitled to vote the relevant shares at any meeting at which such proxy is present; and (iv) the Company shall be obliged to recognise the proxy until such time as such proxy shall notify the Company in writing that the appointment of such proxy is no longer in force.

35.
Representation of Corporate Member

35.1
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

35.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

36.
Adjournment of General Meeting

36.1
The chairman of a general meeting at which quorum is present may, with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy) adjourn the meeting.

36.2
The chairman of a general meeting may adjourn a meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)
it is likely to be impractical to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

F-18James River Group Holdings, Ltd.

(b)
The unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)
An adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

36.3
Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

37.
Written Resolutions

Members may not take any action by written consent in lieu of a meeting, except that holders of shares of any class or series of Preferred Shares may vote by written consent in lieu of a meeting on any matter subject to a class vote to the extent provided in the designation of terms of such class or series of Preferred Shares.
~~37.1~~
~~So long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own more than 25% of the outstanding Common Shares, subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may be done without a meeting by written resolution signed by or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of the Members in accordance with Bye-law 37.3 who at the date of the resolution would be entitled to attend the meeting and vote on the resolution. So long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own 25% or less of the outstanding Common Shares, Members may not take any action by written consent in lieu of a meeting.~~

~~37.2~~
~~Notice of a written resolution shall be given, and a copy of the resolution shall be circulated, to all Members who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.~~

~~37.3~~
~~A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting. For so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own more than 25% of the outstanding Common Shares of the Company, for any written resolution to be valid, such written resolution must be signed by the D. E. Shaw Affiliates or their authorised representative(s).~~

~~37.4~~
~~A resolution in writing may be signed in any number of counterparts.~~

~~37.5~~
~~A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.~~

~~37.6~~
~~A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.~~

~~37.7~~
~~This Bye-law shall not apply to:~~

~~(a)~~
~~a resolution passed to remove an Auditor from office before the expiration of his term of office; or~~

~~(b)~~
~~a resolution passed for the purpose of removing a Director before the expiration of his term of office.~~

~~37.8~~
~~For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.~~

38.
Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.
DIRECTORS AND OFFICERS
39.
Election of Directors

39.1
Only persons who are proposed or nominated in accordance with Bye-law 26 shall be eligible for election as Directors.

39.2
Where persons are validly proposed for re-election or election as a Director, each person receiving a majority of the votes cast shall be elected as a Director, except that if the number of persons validly proposed for re-election or election as a Director exceeds the number of positions available for the election of Directors, then the persons receiving the most votes (up to the number of Directors to

2022 Proxy StatementF-19

be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors. For the purposes of this Bye-law 39.2, (i) a “majority of the votes cast” means that the number of votes “for” a Director must exceed the number of votes “against” that Director and (ii) “votes cast” shall include only votes cast by shares represented in person or by proxy at the meeting and entitled to vote on the election of Directors, and shall exclude abstentions.
~~39.3~~
~~For so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own Common Shares representing at least (i) 25% of the total number of outstanding Common Shares, such D. E. Shaw Affiliates, collectively, shall have the right to appoint two Directors to the Board, and (ii) 10% (but less than 25%) of the total number of outstanding Common Shares, such D. E. Shaw Affiliates, collectively, will have the right to appoint one Director to the Board, in each case, as applicable, at the first general meeting after the date these Bye-laws become effective and, thereafter, at each annual general meeting at which the term of the D. E. Shaw Director(s) then in office expires; and in each case notwithstanding Bye-law 26. Each such D. E. Shaw Director shall be a Class I Director, and, following each such D. E. Shaw Director’s appointment, each such D. E. Shaw Director’s term shall be determined in accordance with Bye-law 41.~~

~~39.4~~
~~For so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own more than 20% of the outstanding Common Shares of the Company, the D. E. Shaw Affiliates shall not have the right to vote their shares with respect to the election of any Excluded Director. The Excluded Directors, on the date of the effectiveness of these Bye-laws, shall be such Directors designated as Excluded Directors by the Board immediately prior to the effectiveness of these Bye-laws, and thereafter the Excluded Directors shall be such Directors that are elected as successors of the existing Excluded Directors. Any notice of a meeting to elect Directors shall indicate which Director nominee shall succeed an Excluded Director. If the size of the Board changes requiring (i) an increase in the number of Excluded Directors so that the aggregate number of Excluded Directors is equal to the Excluded Director Number, then (A) if the number of new Directors is equal to the number of additional Excluded Directors required, then each of the new Directors shall be an Excluded Director or (B) if the number of new Directors exceeds the number of new Excluded Directors required, the D. E. Shaw Affiliates at the next meeting with respect to the election of Directors shall designate which of the new Director nominees shall be Excluded Directors, so that the total number of Excluded Directors remains equal to the Excluded Director Number or (ii) a decrease in the number of Excluded Directors so that the number of Excluded Directors is equal to the Excluded Director Number, the D. E. Shaw Affiliates at the next meeting with respect to the election of Directors shall designate which existing Excluded Directors up for election at such meeting shall no longer be an Excluded Director, so that the total number of Excluded Directors remains equal to the Excluded Director Number. This limitation on the right to vote contained in this Bye-law 39.4 does not otherwise limit the shares held by the D. E. Shaw Affiliates.~~

39.3
~~39.5~~ At any general meeting, the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

39.4
The chairman of any general meeting may, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if the chairman should so determine, the chairman shall so declare to the general meeting, and the defective nomination shall be disregarded.

40.
Number of Directors

The Board shall consist of ~~8 Directors, provided that the size of the Board may be increased by resolution of the Board, but for so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own more than 20% of the outstanding Common Shares of the Company, only with the prior consent of a D. E. Shaw Director~~such number of Directors being not less than five (5) Directors and not more than fifteen (15) Directors as the Board may from time to time determine. A majority of the Directors then in office may appoint any person as a Director to fill a vacancy on the Board occurring as a result of the newly-created directorship under this Bye-law 40. No reduction in the size of the Board shall shorten the term in office of any director in office at the time of such reduction.
41.
Term of Office of Directors

~~41.1~~
~~The Directors shall be classified with respect to the time for which they severally hold office into three classes as nearly equal in number as possible, as follows: (i) one class (“Class I”), whose initial term expires at the 2015~~Commencing at the first annual general meeting ~~of the Members will be elected for a three year term, (ii) another class (“Class II”) whose initial term expires at the 2016~~that is held after the date of adoption of this Bye-law 41 and each succeeding annual general meeting ~~of the Members will be elected for a three year term, and (iii) another class (“Class III”) whose initial term expires at the 2017 annual general meeting of the Members will be elected for a three year term, with each class to hold office until their successors are elected and qualified. The Directors shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or~~, Directors shall be elected annually for a one-year term expiring at the next annual general meeting; except that each Director serving as a Class I Director shall hold office until the annual general meeting held in 2024, each Director serving as a Class II Director shall hold office until the annual general meeting held in 2022 and each Director serving as a Class III Director shall hold office until the annual general meeting held in 2023; and in each case until their successors are elected or appointed ~~or their office is otherwise~~and have qualified and subject to his office being vacated~~.~~

F-20James River Group Holdings, Ltd.

~~41.2~~
pursuant to Bye-law 44. The Directors shall no longer be divided into Classes after the ~~At each~~ annual general meeting ~~of the Members, the successors of the class of Directors whose term expires at such meeting shall be elected to~~held in 2024. A Director elected or appointed to fill a vacancy pursuant to Bye-law 42.2 or Bye-law 44.2 shall hold office ~~for a term expiring at~~until the next annual general meeting ~~of Members~~ held ~~in (i) with respect to the Class I Directors, the third year following the year of their appointment, (ii) with respect to the Class II Directors, the third year following the year of their appointment and (iii) with respect to the Class III Directors, the third year following the year of their appointment.~~ after the date of such appointment and until their successors are elected or appointed and have qualified.

42.
Removal of Directors

42.1
Subject to any provision to the contrary in these Bye-laws, the Members holding voting shares entitled to cast a majority of the votes of all issued and outstanding voting shares of the Company may, at any special general meeting convened and held in accordance with these Bye-laws, by the affirmative vote of all such Members, remove a Director only ~~with~~for cause; provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal. ~~Notwithstanding the foregoing, the D. E. Shaw Affiliates may remove any D. E. Shaw Director without compliance with Bye-law 42.1, by notice to the relevant D. E. Shaw Director and a copy of such written notice being submitted to the Secretary of the Company.~~

42.2
If a Director is removed from the Board under this Bye-law 42, a majority of the remaining Directors then in office may appoint any person as a Director to fill a vacancy on the Board~~; provided that if the vacancy to be filled pursuant to this Bye-law 42.2 is caused by the removal of a D. E. Shaw Director pursuant to Bye-law 42.1, then, for so long as the D. E. Shaw Affiliates would be entitled, as of the date of such removal, to appoint such D. E. Shaw Director at an annual meeting, the D. E. Shaw Affiliates shall be entitled to designate the replacement of any such D. E. Shaw Director who is removed pursuant to this Bye-law 42.~~.

42.3
For the purposes of this Bye-law, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

43.
Committees

The Company shall have a compensation committee ~~(the “Compensation Committee”)~~, an audit committee (the “Audit Committee”), a nominating and governance committee, an investment committee, and such other committees as the Board may determine (each, a “Committee” and, collectively, the “Committees”~~). Until the third anniversary of the effectiveness of these Bye-laws, for so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own 20% of the outstanding Common Shares, (a) a D. E. Shaw Director shall serve as chair of the Compensation Committee and (b) a D. E. Shaw Director shall have the right to attend meetings of any Committee as an observer (and the Company shall provide such D. E. Shaw Director with such notice and other information with respect to such meetings as are delivered to Directors who are members of each such Committee~~). Each Committee shall have such powers and responsibilities as the Board may from time to time determine, subject to these Bye-laws and to any approvals required hereto; provided that the meetings and proceedings of each Committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by these Bye-laws, or directions imposed by the Board in accordance therewith.
44.
Vacancy in the Office of Director

44.1
The office of Director shall be vacated if the Director:

(a)
is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)
is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)
is or becomes of unsound mind or dies; or

(d)
resigns his office, by notice to the Company.

44.2
A majority of the remaining Directors then in office may appoint any person as a Director to fill a vacancy on the Board occurring as a result of a vacancy described in Bye-law 44.1, including without limitation by reason of the death, disability, removal, disqualification or resignation of any Director ~~under Bye-law 44.1; provided that if the vacancy to be filled pursuant to this Bye-law 44.2 is caused by the death, disability, disqualification or resignation of a D. E. Shaw Director, then, for so long as the D. E. Shaw Affiliates would be entitled, as of the date of such D. E. Shaw Director’s death, disability, disqualification or resignation, to appoint such D. E. Shaw Director at an annual meeting, the D. E. Shaw Affiliates shall be entitled to designate the replacement of any such D. E. Shaw Director who causes such a vacancy.~~, or as a result of an increase in the size of the Board under Bye-law 40.

45.
Remuneration of Directors

The remuneration (if any) of the Directors shall be determined by the Board of Directors or a committee thereof and shall be deemed to accrue from day to day. The Directors will also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the Board meetings, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally.
2022 Proxy StatementF-21

46.
Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.
47.
Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.
48.
Powers of the Board of Directors

The Board may:
(a)
appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing Director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)
procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors; provided that every such committee shall conform to such directions as the Board shall impose on them and provided, further, that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)
delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)
present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)
in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

49.
Register of Directors and Officers

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.
50.
Appointment of Officers

The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.
51.
Appointment of Secretary

The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.
F-22James River Group Holdings, Ltd.

52.
Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
53.
Remuneration of Officers

The Officers shall receive such remuneration as the Board or a committee thereof may determine.
54.
Conflicts of Interest

54.1
Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.

54.2
A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act and such Director shall be required to recuse himself from any board meeting at which such contract or arrangement is to be considered.

54.3
Following a declaration being made pursuant to this Bye-law, a Director shall not vote in respect of any contract or proposed contract or arrangement in which such Director is interested, shall not be counted in the quorum for such meeting and shall be required to recuse himself or herself from any discussion. For the avoidance of doubt, for purposes of these Bye-laws, no Director shall be considered “interested” with respect to any transactions in which all the Members participate or are offered to participate.

55.
Indemnification and Exculpation of Directors and Officers

55.1
The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; provided that this indemnity shall not extend to any matter in respect of any fraud or wilful misconduct which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof; provided that such waiver shall not extend to any matter in respect of any fraud or wilful misconduct which may attach to such Director or Officer.

55.2
The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any Subsidiary thereof.

55.3
The Company may advance moneys to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against him.

55.4
The rights to indemnification and advancement of costs, charges, and expenses provided by this Bye-law 55 shall continue with respect to a person who has subsequently ceased to be a Director or Officer and shall not be deemed exclusive of any other rights to which a present or former Director or Officer of the Company seeking indemnification or advancement of expenses may be entitled under any agreement or otherwise.

MEETINGS OF THE BOARD OF DIRECTORS
56.
Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit provided, however, that no Director may participate in any meeting of the Board or committee thereof while physically present in the United States. A resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.
2022 Proxy StatementF-23

57.
Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting or a meeting of a committee of the Board. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose at least 48 hours prior to such Board meeting, unless each Director attends or gives his prior written consent to the meeting being held on such shorter notice.
58.
Electronic Participation in Meetings

Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting provided, however, that no Director may participate in any meeting of the Board or a committee thereof while physically present in the United States.
59.
Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office.
60.
Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.
61.
Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all Board meetings at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.
62.
Written Resolutions

A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting or the applicable committee thereof, duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution; provided that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States (but, notwithstanding Bye-laws 56 and 58 hereof, a Director who is not the last Director to sign may sign a resolution in writing even though he is in the United States). Such resolution shall be deemed to be adopted as an act of the Board or the applicable committee thereof, at the place where, and at the time when, the last signature of a Director is affixed thereto.
63.
Validity of Prior Acts of the Board

No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS
64.
Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:
(a)
of all elections and appointments of Officers;

(b)
of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)
of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of committees appointed by the Board.

65.
Place Where Corporate Records Kept

Minutes prepared in accordance with the Act and these Bye-laws, and the corporate books and records of the Company, shall be kept by the Secretary at the registered office of the Company in Bermuda.
66.
Form and Use of Seal

66.1
The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

66.2
A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of  (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

F-24James River Group Holdings, Ltd.

66.3
A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.

ACCOUNTS
67.
Records of Account

67.1
The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)
all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)
all sales and purchases of goods by the Company; and

(c)
all assets and liabilities of the Company.

67.2
Such records of account shall be kept at the registered office of the Company, or subject to the Act, at such other place in Bermuda as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

67.3
Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

68.
Financial Year End

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
AUDITS
69.
Annual Audit

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.
70.
Appointment of Auditor

70.1
Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Any accountants appointed as Auditor shall in the first instance be approved by the Audit Committee and the Board.

70.2
The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

71.
Remuneration of Auditor

71.1
The remuneration of an Auditor appointed by the Members shall be fixed by the Company in general meeting or in such manner as the Members may determine.

71.2
The remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

72.
Duties of Auditor

72.1
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

72.2
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

73.
Access to Records

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.
74.
Financial Statements

74.1
Subject to any rights to waive laying of accounts pursuant to the Act, financial statements, as required by the Act, shall be laid before the Members in a general meeting annually. ~~A resolution in writing made in accordance with Bye-law 37 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.~~

2022 Proxy StatementF-25

75.
Distribution of Auditor’s Report

The report of the Auditor shall be submitted to the Members in general meeting.
76.
Vacancy in the Office of Auditor

The Board may fill any casual vacancy in the office of the auditor.
VOLUNTARY WINDING-UP AND DISSOLUTION
77.
Winding-Up

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION
78.
Changes to Bye-laws

~~78.1~~
No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and ~~by~~ a resolution of the Members at any annual or special general meeting. ~~In addition, so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own at least 20% of the outstanding Common Shares, no amendment to these Bye-laws which would have a material adverse effect on the rights of the D. E. Shaw Affiliates, including, without limitation, amendments to Bye-laws 39, 40, 41, 42, 43, 44, 78, 79, 81 or 82, may be made without the prior written consent of the D. E. Shaw Affiliates.~~

~~78.2~~
~~Bye-laws 31, 39, 40, 41, 42, 43, 44, 78 and 79 may not be rescinded, altered or amended, and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66.67% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting.~~

79.
Changes to the Memorandum of Association

~~79.1~~
No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a resolution of the Members at any annual or special general meeting. ~~including the affirmative vote of not less than 66.67% of the votes attaching to all issued and outstanding shares then entitled to vote at any annual or special general meeting. In addition, so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own at least 20% of the outstanding Common Shares, no amendment to the Memorandum of Association which would have a material adverse effect on the rights of the D. E. Shaw Affiliates may be made without the prior written consent of the D. E. Shaw Affiliates.~~

80.
Merger or Amalgamation

In respect of any merger or amalgamation that the Act requires to be approved by the Members, the necessary general meeting quorum shall be as set out in Bye-law 29 and the necessary Members’ approval shall require the affirmative vote of a majority of the votes attaching to all issued and outstanding shares entitled to vote at the meeting.
81.
~~80.~~ Discontinuance

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.
~~81. D. E. Shaw Affiliates Director Approval~~
~~Until the third anniversary of the effectiveness of these Bye-laws, for so long as the D. E. Shaw Affiliates collectively beneficially continuously (determined with reference to the date these Bye-laws become effective) own 20% of the outstanding Common Shares, the Company shall not take (or, to the extent applicable, permit any Subsidiary of the Company to take) any of the following actions, or enter into any arrangement or contract to take any of the following actions, unless a D. E. Shaw Director grants his or her prior consent to such action, arrangement or contract:~~
~~(a)~~
~~any Business Combination Transaction; provided that the consent of a D. E. Shaw Director pursuant to this Bye-law 81(a) shall not be required in connection with any Business Combination Transaction if  (i) any D. E. Shaw Affiliate has or will have a direct or indirect material interest in such Business Combination Transaction within the meaning of Item 404 of Regulation S-K under the Securities Act of 1933, as determined by written resolution of the Company’s Audit Committee (a “Related Party Combination Transaction”), or~~

F-26James River Group Holdings, Ltd.

~~(ii) a competing Business Combination Transaction that would constitute a Related Party Combination Transaction (A) has been proposed in writing by any D. E. Shaw Affiliate and is being considered at such time by the Company or (B) was proposed in writing by any D. E. Shaw Affiliate within the preceding 90-day period; and~~
~~(b)~~
~~any appointment or removal of, or the execution of any employment agreement with, the chairman of the Board, the chief executive officer of the Company, the chief operating officer of the Company, or the chief financial officer of the Company; provided that the consent of any D. E. Shaw Director pursuant to this Bye-law 81(b) shall not be required if the removal of the chairman of the Board, the chief executive officer of the Company, the chief operating officer of the Company, or the chief financial officer of the Company is for cause.~~

82.
Corporate Opportunities.

To the fullest extent permitted by applicable law (i) no Member, Affiliate of a Member (other than the Company and its Subsidiaries), or Director (other than a Director who is an Officer, manager or employee of the Company or any of its Subsidiaries), and none of their respective directors, officers, employees, agents, general or limited partners, managers, members or shareholders (or any director, officer, employee, agent, general or limited partner, manager, member or shareholder of any of the foregoing) (any of the foregoing Persons, an “Excluded Person”), shall (A) have any duty to communicate or present to the Company or any of its Subsidiaries any investment or business opportunity or prospective transaction, agreement, arrangement or other economic advantage in which the Company or any of its Subsidiaries may, but for the provisions of this Bye-law 82, have any interest or expectancy (each, a “Corporate Opportunity”), even if any such Corporate Opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, or (B) be deemed to have breached any fiduciary or other duty or obligation to the Company, or be liable to the Company to any extent, by reason of the fact that any such Excluded Person pursues, acquires or otherwise receives the benefit of a Corporate Opportunity for itself or its Affiliates or directs, sells, assigns, or transfers such Corporate Opportunity to another Person (including without limitation any other Excluded Person) or does not communicate or present to the Company or any of its Subsidiaries information regarding such Corporate Opportunity, and (ii) no Excluded Person shall have any other duty (as a majority or Controlling shareholder, Director or otherwise) to the other Members, the Company, or any of its Subsidiaries. The Company on behalf of itself and its Subsidiaries renounces any interest in any existing or future Corporate Opportunity and any expectancy that any such Corporate Opportunity will, would or should be offered to the Company. To the fullest extent permitted by applicable law, any Excluded Person (other than any Officer, manager or employee of the Company or one of its Subsidiaries) may engage in, invest in, or participate in, in each case, as a director, officer, employee, agent, general or limited partner, manager, member or shareholder, other businesses and/or non-business activities, whether or not in connection with the insurance industry and whether or not competing with any present or future activities of the Company, and any such Excluded Person may trade investments for its, his, or her own account and/or on behalf of one or more individuals or entities (whether existing or yet to be created). Notwithstanding the foregoing, for purposes of this Bye-law 82, the terms “Member” and “Excluded Person” shall exclude any Officer, manager, or employee of the Company or any of its Subsidiaries.
83.
Exclusive Jurisdiction

In the event that any dispute arises concerning the Act or out of or in connection with these Bye-laws, including any question regarding the existence and scope of any Bye-law and/or whether there has been any breach of the Act or these Bye-laws by an Officer or Director (whether or not such a claim is brought in the name of a Member or in the name of the Company), any such dispute shall be subject to the exclusive jurisdiction of the Supreme Court of Bermuda.
2022 Proxy StatementF-27

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Appendix G
SECOND AMENDMENT
TO THE
JAMES RIVER GROUP HOLDINGS, LTD. 2014 LONG-TERM INCENTIVE PLAN
WHEREAS, James River Group Holdings, Ltd. (“Company”) previously adopted the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan, as amended by a first amendment thereto dated May 2, 2017 (“Plan”);
WHEREAS, the Company reserved the right to amend the Plan; and
WHEREAS, subject to the approval of shareholders, the Company desires to amend the Plan to increase the number of shares of the Company’s common stock available for issuance thereunder; to reflect an extension of the Plan’s term for a period of ten years from the date this amendment was approved by the Company’s Board of Directors; and to place certain limitations on the vesting, dividend and dividend equivalent payment, and transferability terms of awards generally granted pursuant to the Plan;
NOW, THEREFORE, the Company does hereby amend the Plan, effective as of the date this Second Amendment is approved by the shareholders of the Company, as follows:
1.
By deleting Section 3(a)(xii) in its entirety and substituting therefor the following:

“(xii)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting (subject to the minimum vesting requirements set forth in Section 6(c)), or the other terms of any outstanding Award (subject to the limitations set forth in the final paragraph of this Section 3(a)); provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;”

2.
By deleting Sections 4(a) and 4(b) in their entirety and substituting therefor the following:

“(a)
Shares Available. Subject to adjustment in accordance with Section 13(f), a total of four million nine hundred eighty-two thousand six hundred fifty (4,982,650) Shares shall be available for the grant of Awards under the Plan; provided that no more than three million (3,000,000) Shares in the aggregate may be granted as Incentive Share Options under this Plan. Shares issued under this Plan may be authorized and unissued Shares or issued Shares held as treasury Shares. The following Shares may not again be made available for issuance as Awards: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Share Appreciation Right or Share Option, (ii) Shares used to pay the exercise price related to an outstanding Share Option or Share Appreciation Right or to pay the withholding taxes respecting any Award, or (iii) Shares repurchased on the open market with the proceeds of a Share Option exercise price.

(b)
Shares Not Applied to Limitations. The following will not be applied to the Share limitations of subsection 4(a) above: (i) dividends or dividend equivalents paid in cash at the time of the settlement of vested Awards, (ii) any Shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason, and (iii) Shares and any Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, amalgamation, consolidation, or acquisition of the employing company with or by the Company. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the Share limitations of subsection 4(a).”

3.
By deleting Sections 6(b), 6(c), and 6(d) in their entirety and substituting therefor the following:

“(b)
Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Restricted Shares, Shares, Restricted Share Units, or Performance Shares, or the amount of cash, subject to such Award Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Share Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award consistent with the limitations and restrictions on the Committee’s discretion as set forth in this Plan. Neither Options nor Share Appreciation Rights may be granted with dividends or dividend equivalent rights and any other Award granted with dividend or dividend equivalent rights shall not provide for payment of dividends or settlement of dividend equivalent rights before the vesting of the Shares or Units corresponding to such rights.

(c)
Term. Each Award Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Award and any applicable performance period, as the case may be, but in no event shall the Term of an Award or the performance period be longer than ten years after the date of grant; provided, however, that the Committee may, in its discretion, grant Awards with a longer term to Participants who are located outside the United States. Except as otherwise expressly contemplated in this Section 6(c), each Award shall provide either (i) that vesting shall be conditioned upon the provision of a minimum period of service of no less than one (1) year measured from the date of the Award’s grant or (ii) the satisfaction of performance criteria measured over a performance period of no less than one (1) year; provided, however, that up to five percent (5%) of the Shares available for grant under the Plan

2022 Proxy StatementG-1

may be subject to Awards without being subject to either such a vesting condition or performance criteria. Notwithstanding the foregoing, the Committee may accelerate the vesting of Awards in cases of death, Disability, retirement, or Change in Control and the Committee may adjust outstanding Awards pursuant to Section 13(f).
(d)
Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative) may exercise an Option or Share Appreciation Right or receive payment with respect to any other Award. Except as otherwise provided by this Section 6(d), no Award of Restricted Shares (prior to the expiration of the restrictions), Restricted Share Units, Options, Share Appreciation Rights, Performance Shares or Other Award (other than an award of Shares without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the foregoing provisions of this Section 6(d), an Award Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death or transferred for no consideration to a family member or for charitable purposes.”

4.
By deleting Section 7(a)(iii) in its entirety and substituting therefor the following:

“(iii)
Exercisability. Each Option shall vest and be exercisable in whole or in part on the terms provided in the Award Agreement, subject to the minimum vesting provisions under Section 6(c) above. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Option may be exercised for a fraction of a Share.”

5.
By deleting Section 8(b) in its entirety and substituting therefor the following:

“(b)
Exercisability. Each Share Appreciation Right shall vest and be exercisable in whole or in part on the terms provided in the Award Agreement, subject to the minimum vesting provisions under Section 6(c) above. In no event shall any Share Appreciation Right be exercisable at any time after its Term. When a Share Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. No Share Appreciation Right may be exercised for a fraction of a Share.”

6.
By deleting Section 9(b) in its entirety and substituting therefor the following:

“(b)
Acceleration and Adjustment. Subject to the minimum performance period requirements under Section 6(c) above, the applicable Award Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Award Agreement, upon the occurrence of certain events, which may, but need not, include without limitation, a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, share dividend, share split or share combination, or other event as provided in Section 13(f) hereof.”

7.
By deleting Section 10(a) in its entirety and substituting therefor the following:

“(a)
Grant. A Restricted Share Award is an Award of actual Shares, and a Restricted Share Unit Award is an Award of Units having a value equal to the Fair Market Value of an identical number of Shares. All or any part of any Restricted Share or Restricted Share Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, Continuous Service requirements, a requirement that a Participant pay a purchase price for such Award, the achievement of specific performance criteria, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Plan and any additional restrictions contained in an Award Agreement, during any period during which an Award of Restricted Shares or Restricted Share Units is restricted and subject to a substantial risk of forfeiture, (i) Participants holding Restricted Share Awards may exercise full voting rights with respect to such Shares and shall be eligible to receive dividends and other distributions payable with respect to such Shares; and (ii) Participants holding Restricted Share Units shall have no voting rights and may be granted dividend equivalent rights with respect to such Restricted Share Units. Any dividends or dividend equivalents attributable to Restricted Share Awards and Restricted Share Units shall be payable only at the same time as the underlying Shares or Restricted Share Units, as applicable, become earned, vested, and payable. If the Committee determines that Restricted Shares shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank share power with respect to the Restricted Shares covered by such agreement.”

8.
By deleting Section 10(c) in its entirety and substituting therefor the following:

“(c)
Restricted Period. An Award of Restricted Shares or Restricted Share Units shall be subject to the minimum vesting and, if applicable, performance period requirements set forth in Section 6(c) above. Each certificate representing Restricted Shares awarded under the Plan shall bear a legend in such form as the Company deems appropriate.”

9.
By deleting the penultimate sentence of Section 12(b) in its entirety and substituting therefor the following:

“Following the conclusion or acceleration of each Performance Period (subject to the minimum performance period requirements under Section 6(c) above), the Committee shall determine the extent to which (i) Performance Criteria have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a performance-based Award.”
G-2James River Group Holdings, Ltd.

10.
By deleting Section 13(b) in its entirety and substituting therefor the following:

“(b)
Duration of this Plan; Date of Grant. This Plan, as amended, shall remain in effect for a term of ten (10) years following July 26, 2022 or until all Shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions, whichever occurs first, unless this Plan is sooner terminated pursuant to Section 13(e) hereof. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, or such later effective date as determined by the Committee, notwithstanding the date of any Award Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Share Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.”

11.
By deleting Section 13(e) in its entirety and substituting therefor the following:

“(e)
Amendment, Modification and Termination of this Plan. Except as limited by the repricing restriction set forth in Section 3(a) and as provided in Section 6(c) and this Section 13(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as limited by the repricing restriction set forth in Section 3(a) and as provided in Section 6(c) and this Section 13(e), the Committee may at any time alter or amend any or all Award Agreements under this Plan to the extent permitted by law, in which event, the term “Award Agreement” shall mean the Award Agreement as so amended. Any such alterations or amendments may be made unilaterally by the Committee, subject to the provisions of this Section 13(e), unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law. Amendments to this Plan are subject to approval of the shareholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available under this Plan, except as provided in Section 13(f). No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Award Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b), 12(c) or 13(f) hereof does not adversely affect any right of a Participant or other person under an Award. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Associates with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Share Options or to the provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.”

12.
By deleting Section 13(l) in its entirety and substituting therefor the following:

“(l)
Acceleration. Subject to the minimum vesting and minimum performance period requirements under Section 6(c) above, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.”

13.
If this Second Amendment is not approved by the Company’s shareholders at the Company’s annual general meeting of its shareholders in calendar year 2022, the adoption of the Second Amendment by the Board of Directors shall be rendered void ab initio and shall be given no force or effect.

IN WITNESS WHEREOF, this Second Amendment is hereby executed by a duly authorized officer of the Company this       day of            , 2022.
JAMES RIVER GROUP HOLDINGS, LTD.
By:
Name: [•]
Title: [•]
2022 Proxy StatementG-3

Appendix H
JAMES RIVER GROUP HOLDINGS, LTD.
2014 LONG-TERM INCENTIVE PLAN
(Conformed through proposed Second Amendment)
1.
Establishment and Purpose. James River Group Holdings, Ltd. hereby establishes, effective on the date that the initial public offering of the Company’s common shares is consummated and immediately prior thereto, an incentive compensation plan known as the “James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan.” The purposes of the Plan are to (a) enable the Company and its Affiliates to attract and retain individuals who will contribute to the Company’s long range success; (b) motivate key personnel to produce a superior return to the shareholders of the Company and its Affiliates by offering such individuals an opportunity to realize share appreciation, by facilitating share ownership, and by rewarding them for achieving a high level of corporate performance; and (c) promote the success of the Company’s business.

2.
Definitions. The capitalized terms used in this Plan have the meanings set forth below.

(a)
“Affiliate” means any corporation that is a Subsidiary of the Company and, for purposes other than the grant of Incentive Share Options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns an equity interest.

(b)
“Associate” means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Share Options, “Associate” shall also include any consultant or advisor to the Company or an Affiliate. References in this Plan to “employment” and related terms (except for references to “employee” in this definition of  “Associate” or in Section 7(a)(i)) shall include the providing of services as a consultant or advisor.

(c)
“Award” means a grant made under this Plan in the form of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares or any Other Award, whether singly, in combination or in tandem.

(d)
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an Award which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall mean, except as otherwise provided in an Award Agreement or in a Participant’s employment agreement with the Company, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or fiduciary breach with respect to the Company or an Affiliate, (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate, (iv) the material failure to perform duties, or (v) violation of state or federal securities laws.

(g)
“Change in Control” shall mean, except as otherwise provided in an Award Agreement, any of the following: (i) the purchase or other acquisition (other than from the Company), in a single transaction or series of related transactions, by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either the then-outstanding Shares or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors; (ii) consummation of a reorganization, merger, amalgamation or consolidation involving the Company, in each case with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger, amalgamation or consolidation do not, immediately thereafter, own more than 50% of, respectively, the Shares and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, amalgamated or consolidated corporation’s then-outstanding voting securities; or (iii) a liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company. Notwithstanding anything herein to the contrary, an event described above shall be considered a Change in Control hereunder only if it also constitutes a “change in control event” under Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder with respect to any payment subject to Section 409A of the Code. A Change in Control shall be deemed to occur on the date on which the event giving rise to the Change in Control occurs, provided, in the case of a Change in Control by reason of a liquidation or dissolution of the Company, such date shall be the date on which the Company shall commence such liquidation or dissolution.

(h)
“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(i)
“Committee” means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, “Committee” shall mean the Compensation Committee of the Board.

2022 Proxy StatementH-1

(j)
“Company” means James River Group Holdings, Ltd., an exempted company registered under the laws of Bermuda, or any successor to all or substantially all of its businesses by merger, amalgamation, consolidation, purchase of assets or otherwise.

(k)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, consultant, or advisor, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, consultant, advisor, or otherwise, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absences.

(l)
“Director” means a member of the Board.

(m)
“Disability” means, except as otherwise provided in an Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, provided, however, for purposes of determining the term of an Incentive Share Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Share Option within the meaning of Section 22(e) (3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates, provided that the definition of disability applied under such disability plan meets the requirements of a Disability in the first sentence hereof.

(n)
“Effective Date” means the date immediately prior to the date that the initial public offering of the Shares is consummated.

(o)
“Exchange Act” means the Securities Exchange Act of 1934, as amended; “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor regulation.

(p)
“Fair Market Value” as of any date means, unless otherwise expressly provided in this Plan:

(i)
the closing sales price of a Share on the Nasdaq Stock Market, or if Shares are not quoted on the Nasdaq Stock Market, on the New York Stock Exchange (“NYSE”) or any similar system then in use, or

(ii)
if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, which shall be conclusive and binding on all persons.

In the case of an Incentive Share Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 13(f) hereof.
(q)
“Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company (in one or a series of transactions), a merger, amalgamation or consolidation of the Company with or into any other corporation or company, regardless of whether the Company is the surviving corporation or company, or a statutory share exchange (or analogous proceedings under applicable Bermuda law) involving capital shares of the Company.

(r)
“Good Reason” means, except as otherwise provided in an Award Agreement or a Participant’s employment agreement with the Company, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days after its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days after the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles; provided that, in each case, the Participant must actually terminate his or her employment within thirty (30) days following the Company’s thirty (30)-day cure period specified herein.

(s)
“Incentive Share Option” means any Option designated to qualify as an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code or any successor to such section.

(t)
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(u)
“Non-Qualified Share Option” means an Option other than an Incentive Share Option.

(v)
“Option” means a right to purchase Shares (or, if the Committee so provides in an applicable Award Agreement, Restricted Shares), including both Non-Qualified Share Options and Incentive Share Options.

H-2James River Group Holdings, Ltd.

(w)
“Other Award” means a cash-based Award, an Award of Shares, or an Award based on Shares other than Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units or Performance Shares.

(x)
“Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code.

(y)
“Parent” means a “parent corporation,” as that term is defined in Section 424(e) of the Code, or any successor provision.

(z)
“Participant” means an Associate to whom an Award is granted pursuant to the Plan or, if applicable, such other person who validly holds an outstanding Award.

(aa)
“Performance Criteria” means performance goals relating to certain criteria as further described in Section 12 hereof.

(bb)
“Performance Period” means one or more periods of time in duration, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining which Awards, if any, are to vest or be earned.

(cc)
“Performance Shares” means a contingent award of a specified number of Shares or Units, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Award Agreement, a variable percentage of which may vest or be earned depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(dd)
“Plan” means this James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan, as amended and in effect from time to time.

(ee)
“Restricted Shares” means Shares granted under Section 10 hereof so long as such Shares remain subject to one or more restrictions.

(ff)
“Restricted Share Units” means Units of Shares granted under Section 10 hereof.

(gg)
“Shares” means the Company’s common shares, $0.0002 par value per share (as such par value may be adjusted from time to time), or any shares or securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 13(f).

(hh)
“Share Appreciation Right” means a right pursuant to an Award granted under Section 8.

(ii)
“Subsidiary” means a “subsidiary corporation,” as that term is defined in Section 424(f) of the Code, or any successor provision.

(jj)
“Successor” with respect to a Participant means, except as otherwise provided in an Award Agreement, the legal representative of an incompetent Participant and, if the Participant is deceased, the beneficiary, if any, designated on forms prescribed by and filed with the Committee. If no designation of a beneficiary has been made, or if the Committee shall be in doubt as to the rights of any beneficiary, as determined in the Committee’s discretion, the Successor shall be the legal representative of the estate of the Participant or the person or persons who may, by bequest, inheritance, will, or the laws of descent and distribution, or under the terms of an Award, acquire the right to exercise an Option or Share Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant’s death.

(kk)
“Term” means the period during which an Option or Share Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Shares, Restricted Share Units, or any other Award are in effect.

(ll)
“Unit” means a bookkeeping entry that may be used by the Company to record and account for the grant of Shares, Units of Shares, Share Appreciation Rights, Performance Shares, and any other Award expressed in terms of Units of Shares until such time as the Award is paid, canceled, forfeited or terminated. No Shares shall be issued at the time of grant, and the Company will not be required to set aside a fund for the payment of any such Award.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.
3.
Administration.

(a)
Authority of Committee. The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(c) hereof or, in the Board’s sole discretion or in the absence of the Committee, the Board shall administer this Plan. Subject to the terms of the Plan and applicable laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(i)
to construe and interpret the Plan and apply its provisions;

(ii)
to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(iii)
to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)
to delegate its authority to one or more officers of the Company with respect to Awards that do not involve “covered employees” (within the meaning of Section 162(m) of the Code) or “directors” or “officers” within the meaning of Section 16 of the Exchange Act,

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to the extent permitted by applicable law; provided that, in delegating such authority, the Committee shall specify the maximum number of Shares that may be awarded to any single employee and shall otherwise comply with applicable law;
(v)
to determine when Awards are to be granted under the Plan and the applicable grant date;

(vi)
from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(vii)
to determine the number of Shares or the amount of cash to be made subject to each Award, subject to the limitations set forth in this Plan;

(viii)
to determine whether each Option is to be an Incentive Share Option or a Non-Qualified Share option;

(ix)
to determine the type of Award and prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(x)
to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(xi)
to designate an Award (including a cash bonus) as a performance-based compensation Award (for purposes of satisfying the exemption under Code Section 162(m)) and to select the Performance Criteria that will be used to establish the performance goals;

(xii)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting (subject to the minimum vesting requirements set forth in Section 6(c)), or the other terms of any outstanding Award (subject to the limitations set forth in the final paragraph of this Section 3(a)); provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(xiii)
to determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited, or suspended;

(xiv)
to determine the duration and purpose of leaves and absences which may be granted to a Participant without constituting termination of employment for purposes of the Plan;

(xv)
to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(xvi)
to interpret, administer, or reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(xvii)
to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

To the extent the Committee determines that the restrictions imposed by this Plan preclude the achievement of material purposes of the Awards in jurisdictions outside of the United States, the Committee has the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.
The Committee shall not have the right, without shareholder approval to (i) reduce or decrease the purchase price for an outstanding Option or Share Appreciation Right, (ii) cancel an outstanding Option or Share Appreciation Right for the purpose of replacing or re-granting such Option or Share Appreciation Right with a purchase price that is less than the original purchase price, (iii) extend the expiration date of an Option or Share Appreciation Right, or (iv) deliver Shares, cash, or other consideration in exchange for the cancellation of an Option or Share Appreciation Right, the purchase price of which exceeds the Fair Market Value of the Shares underlying such Option or Share Appreciation Right.
(b)
Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined to be arbitrary and capricious by a court having jurisdiction.

(c)
Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan and the Company’s bye-laws, as may be adopted from time to time by the Board. The Board may abolish, suspend or supersede the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board, at its sole discretion, may increase or decrease the size of the Committee, add

H-4James River Group Holdings, Ltd.

additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however, caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable in the best interests of the Company.
(d)
Board Authority. Any authority granted to the Committee may also be exercised by the Board or another committee of the Board, except to the extent that the grant or exercise of such authority would cause any Award intended to qualify for favorable treatment under Section 162(m) of the Code to cease to qualify for the favorable treatment under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. Without limiting the generality of the foregoing, to the extent the Board has delegated any authority under this Plan to another committee of the Board, such authority shall not be exercised by the Committee unless expressly permitted by the Board in connection with such delegation.

(e)
Committee Composition. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Exchange Act Rule 16b-3 and/or Section 162(m) of the Code. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4.
Shares Available; Maximum Payouts.

(a)
Shares Available. Subject to adjustment in accordance with Section 13(f), a total of four million nine hundred eighty-two thousand six hundred fifty (4,982,650) Shares shall be available for the grant of Awards under the Plan; provided that no more than three million (3,000,000) Shares in the aggregate may be granted as Incentive Share Options under this Plan. Shares issued under this Plan may be authorized and unissued Shares or issued Shares held as treasury Shares. The following Shares may not again be made available for issuance as Awards: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Share Appreciation Right or Share Option, (ii) Shares used to pay the exercise price related to an outstanding Share Option or Share Appreciation Right or to pay the withholding taxes respecting any Award, or (iii) Shares repurchased on the open market with the proceeds of a Share Option exercise price.

(b)
Shares Not Applied to Limitations. The following will not be applied to the Share limitations of subsection 4(a) above: (i) dividends or dividend equivalents paid in cash at the time of the settlement of vested Awards, (ii) any Shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason, and (iii) Shares and any Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, amalgamation, consolidation, or acquisition of the employing company with or by the Company. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the Share limitations of subsection 4(a).

(c)
Award Limitations. No Participant shall be granted (A) Options to purchase Shares and Share Appreciation Rights with respect to more than three million (3,000,000) Shares in the aggregate, (B) any other Awards with respect to more than three million (3,000,000) Shares in the aggregate (or, in the event such Award denominated or expressed in terms of number of Shares or Units is paid in cash, the equivalent cash value thereof), or (C) any cash bonus Award not denominated or expressed in terms of number of Shares or Units with a value that exceeds five million dollars ($5,000,000) in the aggregate, in each case, in any fiscal year of the Company under this Plan (such share limits being subject to adjustment under Section 13(f) hereof).

(d)
No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

5.
Eligibility. Awards may be granted under this Plan to any Associate at the discretion of the Committee.

6.
General Terms of Awards.

(a)
Awards. Awards under this Plan may consist of Options (either Incentive Share Options or Non-Qualified Share Options), Share Appreciation Rights, Performance Shares, Restricted Shares, Restricted Share Units, or Other Awards.

(b)
Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Restricted Shares, Shares, Restricted Share Units, or Performance Shares, or the amount of cash, subject to such Award Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Share Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award consistent with the limitations and restrictions on the Committee’s discretion as set forth in this Plan. Neither Options nor Share Appreciation Rights may be granted with dividends or dividend equivalent rights and any other Award granted with dividend or dividend equivalent rights shall not provide for payment of dividends or settlement of dividend equivalent rights before the vesting of the Shares or Units corresponding to such rights

(c)
Term. Each Award Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Award and any applicable performance period, as the case may be, but in no event shall the Term of an Award or the performance period

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be longer than ten years after the date of grant; provided, however, that the Committee may, in its discretion, grant Awards with a longer term to Participants who are located outside the United States. Except as otherwise expressly contemplated in this Section 6(c), each Award shall provide either (i) that vesting shall be conditioned upon the provision of a minimum period of service of no less than one (1) year measured from the date of the Award’s grant or (ii) the satisfaction of performance criteria measured over a performance period of no less than one (1) year; provided, however, that up to five percent (5%) of the Shares available for grant under the Plan may be subject to Awards without being subject to either such a vesting condition or performance criteria. Notwithstanding the foregoing, the Committee may accelerate the vesting of Awards in cases of death, Disability, retirement, or Change in Control and the Committee may adjust outstanding Awards pursuant to Section 13(f).
(d)
Transferability. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative) may exercise an Option or Share Appreciation Right or receive payment with respect to any other Award. Except as otherwise provided by this Section 6(d), no Award of Restricted Shares (prior to the expiration of the restrictions), Restricted Share Units, Options, Share Appreciation Rights, Performance Shares or Other Award (other than an award of Shares without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the foregoing provisions of this Section 6(d), an Award Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death or transferred for no consideration to a family member or for charitable purposes.

(e)
Termination of Continuous Service Generally. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or retain an Award following termination of the Participant’s employment with the Company or its Affiliates, including, without limitation, upon death or a Disability, or other termination of Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among Award Agreements issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

(f)
Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, all Options and Share Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Share Appreciation Rights, and/or the period of restriction shall expire and the Award shall vest immediately with respect to 100% of the Restricted Shares, Restricted Share Units, and any other Award, and/or all performance goals or other vesting criteria will be deemed achieved at 100% target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service. In addition, in the event of a Change in Control, an Award may be treated, to the extent determined by the Committee to be appropriate and permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or Shares, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion. In the case of any Option or Share Appreciation Right with an exercise price that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Share Appreciation Right without the payment of consideration therefor.

(g)
Rights as Shareholder. A Participant shall have no right as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

(h)
Performance Conditions. The Committee may require the satisfaction of certain performance goals as a condition to the grant, vesting or payment of any Award provided under the Plan.

7.
Share Options.

(a)
Terms of All Options.

(i)
Grants. Each Option shall be granted pursuant to an Award Agreement as either an Incentive Share Option or a Non-Qualified Share Option. Only Non-Qualified Share Options may be granted to Associates who are not employees of the Company or an Affiliate. The provisions of separate Options need not be identical. In no event may Options known as reload options be granted hereunder. Participants holding Options shall have no dividend rights with respect to Shares subject to such Options. The Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Share Option fails to qualify as such at any time.

(ii)
Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Award Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted and shall not be less than the par value of a Share. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, in cash or by certified or bank check. The purchase price may be paid, if the Committee so permits and upon such terms as the Committee shall approve, through delivery or tender to the Company

H-6James River Group Holdings, Ltd.

of Shares held, either actually or by attestation, by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option) or through a net or cashless (broker-assisted) form of exercise as permitted by the Committee, or, if the Committee so permits, a combination thereof. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor. Unless otherwise specifically provided in the Award Agreement, the purchase price of the Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
(iii)
Exercisability. Each Option shall vest and be exercisable in whole or in part on the terms provided in the Award Agreement, subject to the minimum vesting provisions under Section 6(c) above. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Option may be exercised for a fraction of a Share.

(iv)
Termination of Continuous Service. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of  (a) the date that is ninety (90) days following the termination of the Participant’s Continuous Service or (b) the expiration of the Term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(v)
Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of  (a) the date that is one (1) year following such termination or (b) the expiration of the Term of the Option as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(vi)
Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of  (a) the date that is one (1) year following the date of death or (b) the expiration of the Term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified in the Award Agreement, the Option shall terminate.

(b)
Incentive Share Options. In addition to the other terms and conditions applicable to all Options:

(i)
the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Share Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive share options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Share Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Share Options;

(ii)
an Incentive Share Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Share Option;

(iii)
the Award Agreement covering an Incentive Share Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Share Option; and

(iv)
notwithstanding any other provision of this Plan if, at the time an Incentive Share Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or its subsidiaries, (A) the option price for such Incentive Share Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Share Option on the date of grant and (B) such Option shall not be exercisable after the date five years from the date such Incentive Share Option is granted.

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8.
Share Appreciation Rights.

(a)
Grant. An Award of a Share Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Share Appreciation Right all or a portion of the excess of  (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Share Appreciation Right over (ii) a specified purchase price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Share Appreciation Right. Each Share Appreciation Right shall be subject to such terms as provided in the applicable Award Agreement. Except as otherwise provided in the applicable Award Agreement, upon exercise of a Share Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Shares or a combination of cash and Shares (as determined by the Committee if not otherwise specified in the Award Agreement) as promptly as practicable after such exercise. The Award Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Share Appreciation Right. Participants holding Share Appreciation Rights shall have no dividend rights with respect to Shares subject to such Share Appreciation Rights.

(b)
Exercisability. Each Share Appreciation Right shall vest and be exercisable in whole or in part on the terms provided in the Award Agreement, subject to the minimum vesting provisions under Section 6(c) above. In no event shall any Share Appreciation Right be exercisable at any time after its Term. When a Share Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. No Share Appreciation Right may be exercised for a fraction of a Share.

9.
Performance Shares.

(a)
Initial Award. An Award of Performance Shares shall entitle a Participant to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in cash or Shares, or a combination of cash and Shares, as determined by the Committee. Such performance targets and other terms and conditions shall be determined by the Committee in its sole discretion. The Award Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Award Agreement shall provide for the timing of such payment.

(b)
Acceleration and Adjustment. Subject to the minimum performance period requirements under Section 6(c) above, the applicable Award Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Award Agreement, upon the occurrence of certain events, which may, but need not, include without limitation, a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, share dividend, share split or share combination, or other event as provided in Section 13(f) hereof.

(c)
Voting; Dividends. Participants holding Performance Shares shall have no voting rights with respect to such Awards and shall have no dividend rights with respect to Shares subject to such Performance Shares other than as the Committee so provides, in its discretion, in an Award Agreement; provided, that, any such dividends shall be subject to such restrictions and conditions as the Committee may establish with respect to the Performance Shares and shall be payable only at the same time as the underlying Performance Shares may become earned, vested, and payable.

10.
Restricted Share and Restricted Share Unit Awards.

(a)
Grant. A Restricted Share Award is an Award of actual Shares, and a Restricted Share Unit Award is an Award of Units having a value equal to the Fair Market Value of an identical number of Shares. All or any part of any Restricted Share or Restricted Share Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, Continuous Service requirements, a requirement that a Participant pay a purchase price for such Award, the achievement of specific performance criteria, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Plan and any additional restrictions contained in an Award Agreement, during any period during which an Award of Restricted Shares or Restricted Share Units is restricted and subject to a substantial risk of forfeiture, (i) Participants holding Restricted Share Awards may exercise full voting rights with respect to such Shares and shall be eligible to receive dividends and other distributions payable with respect to such Shares; and (ii) Participants holding Restricted Share Units shall have no voting rights and may be granted dividend equivalent rights with respect to such Restricted Share Units. Any dividends or dividend equivalents attributable to Restricted Share Awards and Restricted Share Units shall be payable only at the same time as the underlying Shares or Restricted Share Units, as applicable, become earned, vested, and payable. If the Committee determines that Restricted Shares shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank share power with respect to the Restricted Shares covered by such agreement.

H-8James River Group Holdings, Ltd.

(b)
Restrictions.

(i)
Restricted Shares awarded to a Participant shall be subject to the following restrictions until the expiration of the period during which the Award is restricted, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the share certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture for such period and subject to satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement; and (D) to the extent such Shares are forfeited, the share certificates, if any, shall be returned to the Company, and all rights of the Participant to such Shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)
Restricted Share Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the period during which the Award is restricted, and the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Share Units are forfeited, all rights of the Participant to such Restricted Share Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Shares and Restricted Share Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the Restricted Shares or Restricted Share Units are granted, such action is appropriate.

(c)
Restricted Period. An Award of Restricted Shares or Restricted Share Units shall be subject to the minimum vesting and, if applicable, performance period requirements set forth in Section 6(c) above. Each certificate representing Restricted Shares awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

11.
Other Awards. The Committee may from time to time grant Other Awards under this Plan, including without limitation those Awards pursuant to which a cash bonus award may be made or pursuant to which Shares may be acquired in the future, such as Awards denominated in Shares, Share Units, securities convertible into Shares and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Award Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate. In addition, the Committee may, in its sole discretion, issue such Other Awards subject to the performance criteria under Section 12 hereof.

12.
Performance-Based Awards.

(a)
Application to Covered Employee. Notwithstanding any other provision of the Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee” within the meaning of Section 162(m)(3) of the Code, then the Committee may provide that this Section 12 is applicable to such Award. Notwithstanding the foregoing, the Committee may provide, in its discretion, that an Award granted to any other Participant is subject to this Section 12, to the extent the Committee deems appropriate, whether or not Section 162(m) of the Code is or would be applicable with respect to such Participant.

(b)
Performance Goals. Awards under the Plan may be made subject to the achievement of Performance Criteria, which shall be performance goals established by the Committee relating to one or more business criteria pursuant to Section 162(m) of the Code. Performance Criteria may be applied to the Company, an Affiliate, a Parent, a Subsidiary, division, business unit, corporate group or individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured over such period of time as determined by the Committee. Performance Criteria that may be used to establish performance goals are: revenue or revenue growth, index comparisons, earnings or net income (before or after taxes), operating margin or operating expense, peer company comparisons, productivity, profit margin, return on revenue, sales growth, return on assets, share price, earnings per share, cash flow, underwriting profit, market share, costs, debt to equity ratio, net revenue or net revenue growth, gross revenue, total segment profit, EBITDA, adjusted diluted earnings per share, gross profit, gross profit growth, adjusted gross profit, adjusted operating profit, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), compound annual growth in earnings per share, operating income or net operating income, combined ratio or loss ratio, total or compound shareholder return, return on tangible equity, gross written premiums, return on invested capital, book value or growth in book value, growth in tangible equity per share, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, marketing, operating or workplan goals. Performance will be evaluated by excluding the effect of any extraordinary, unusual or non-recurring items that occur during the applicable Performance Period. The performance goals for each Participant and the amount payable if those goals are met shall be established in writing for each specified period of performance by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of

2022 Proxy StatementH-9

whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals shall be objective. Such goals and the amount payable for each performance period if the goals are achieved shall be set forth in the applicable Award Agreement. Following the conclusion or acceleration of each Performance Period (subject to the minimum performance period requirements under Section 6(c) above), the Committee shall determine the extent to which (i) Performance Criteria have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a performance-based Award. No amounts shall be payable to any Participant for any Performance Period unless and until the Committee certifies that the Performance Criteria and any other material terms were in fact satisfied.
(c)
Adjustment of Payment. With respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award. The applicable Award Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the performance-based Award(s) awarded to a Participant, upon such terms and conditions as shall be set forth in the Award Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, share dividend, share split or share combination, or other event as provided in Section 13(f) hereof; provided, however, that any such acceleration or adjustment shall be made only to the extent and in a manner consistent with Section 162(m) of the Code.

(d)
Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

13.
General Provisions.

(a)
Effective Date of this Plan. This Plan shall become effective as of the Effective Date, provided that the Plan has been approved by the shareholders of the Company within one (1) year after the date the Plan is adopted by the Board.

(b)
Duration of this Plan; Date of Grant. This Plan, as amended, shall remain in effect for a term of ten (10) years following July 26, 2022 or until all Shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions, whichever occurs first, unless this Plan is sooner terminated pursuant to Section 13(e) hereof. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, or such later effective date as determined by the Committee, notwithstanding the date of any Award Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Share Options to Associates or to persons who are about to become Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Associate who is about to become an Associate, such specified contingencies shall include, without limitation, that such person becomes an Associate.

(c)
Right to Terminate Service. Nothing in this Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employment or other service of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment or other service of the Participant with or without cause.

(d)
Tax Withholding. The Company shall withhold from any payment of cash or Shares to a Participant or other person an amount sufficient to cover the employer’s required minimum statutory withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from the Award. The Company shall have the right to require the payment of any such taxes before issuing any Shares pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Shares under this Plan, the Committee may, in the applicable Award Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the employer’s minimum statutory withholding taxes, including the Participant’s FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the numbers of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws. Notwithstanding the foregoing, no Shares shall be withheld with a value exceeding the employer’s required minimum amount of tax required to be withheld by law.

(e)
Amendment, Modification and Termination of this Plan. Except as limited by the repricing restrictions set forth in Section 3(a) and as provided in Section 6(c) and this Section 13(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as limited by the repricing restrictions set forth in Section 3(a) and as provided in Section 6(c) and this Section 13(e), the Committee may at any time alter or amend any or all Award Agreements under this Plan to the extent permitted by law, in which event, the term “Award Agreement” shall mean the Award Agreement as so amended. Any such alterations or amendments may be made unilaterally by the Committee, subject to the provisions of this Section 13(e), unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law. Amendments to this Plan are subject to approval of the shareholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available

H-10James River Group Holdings, Ltd.

under this Plan, except as provided in Section 13(f). No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Award Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b), 12(c) or 13(f) hereof does not adversely affect any right of a Participant or other person under an Award. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Associates with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Share Options or to the provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
(f)
Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities that may be issued, represented, and available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Share Appreciation Rights, and, subject to Sections 9(b) and 12(c) hereof, in outstanding Performance Shares and performance-based Awards and payments with respect to outstanding Performance Shares and performance-based Awards, and comparable adjustments, if applicable, to any outstanding Other Award, automatically shall be made to give effect to adjustments made in the number or type of Shares through a Fundamental Change, divestiture, distribution of assets to shareholders (other than ordinary cash dividends), reorganization, recapitalization, reclassification, share dividend, share split, reverse share split, share combination or exchange or consolidation, rights offering, spin-off or other relevant change or similar or analogous change under applicable Bermuda law, provided that fractional Shares shall be rounded down to the nearest whole Share.

(g)
Other Benefit and Compensation Programs. Payments and other benefits received by a participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(h)
Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(i)
Limits of Liability.

(i)
Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreement.

(ii)
Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

(iii)
To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(j)
Compliance with Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company’s Shares may, at the time, be listed.

(k)
Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

(l)
Acceleration. Subject to the minimum vesting and minimum performance period requirements under Section 6(c) above, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or

2022 Proxy StatementH-11

any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
(m)
Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(n)
Clawback and Noncompete. Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Award Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

(o)
Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

(p)
Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

(q)
Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments and to enter into non-uniform and selective Award Agreements.

14.
Substitute Awards. Awards may be granted under this Plan from time to time in substitution for awards held by employees or other service providers of other corporations who are about to become Associates, or whose employer (or entity with respect to which such individual provides services) is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Share Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Share Option.

15.
Governing Law. To the extent that United States federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the internal laws New York, and construed accordingly, except for those matters subject to The Companies Act, 1981 of Bermuda (as amended), which shall be governed by such law, without giving effect to principles of conflicts of laws, and construed accordingly.

16.
Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.
Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments that are due within the short-term deferral period as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid adverse tax consequences under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any tax or penalty under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant or otherwise for such tax or penalty.

H-12James River Group Holdings, Ltd.

SCAN TO VIEW MATERIALS & VOTE JAMES RIVER GROUP HOLDINGS, LTD. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D91048-P79490 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY JAMES RIVER GROUP HOLDINGS, LTD. The Board of Directors recommends you vote FOR the following For Withhold All All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. nominees: 1. To elect (i) two Class II directors for a one-year term to hold office until the 2023 annual general meeting of shareholders (assuming Proposal 2 is approved, and if not, to hold office until the 2025 annual general meeting of shareholders), (ii) one Class I director for a two-year term to hold office until the 2024 annual general meeting of shareholders, and (iii) one Class III director for a one-year term to hold office until the 2023 annual general meeting of shareholders. Nominees 01) Peter B. Migliorato, as a Class II director 02) Ollie L. Sherman, Jr., as a Class II director 03) Kirstin M. Gould, as a Class I director 04) Michael T. Oakes, as a Class III director The Board of Directors recommends you vote FOR Proposals 2 through 12. ! ! ! For Against Abstain For Against Abstain 6. To approve a proposal to amend the Bye-laws to provide a range in the size of the Board of Directors of 5 to 15 directors, with the ! ! ! exact number to be determined by the Board of Directors from time to time. 7. To approve a proposal to amend the Bye-laws to remove supermajority voting requirements for the amendment of certain ! ! ! provisions of the Bye-laws and the Memorandum of Association. 8. To approve a proposal to amend the Bye-laws to provide that shareholder approval of mergers and amalgamations shall require approval of a majority of the voting power attached to all issued and outstanding shares entitled to a vote at a general or special meeting at which a quorum is present. 2. To approve a proposal to amend the Third Amended and Restated Bye-laws of the Company (the "Bye-laws") to declassify the Board of Directors. 3. To approve the re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration. 4. To approve, on a non-binding, advisory basis, the 2021 compensation of our named executive officers. 9. To approve a proposal to amend the Bye-laws to remove the voting cutback and pass-through voting with respect to our subsidiaries. 10. To approve a proposal to amend the Bye-laws to remove provisions pertaining to our former largest shareholders. 11. To approve a proposal to amend the Bye-laws for general updates. ! ! ! 12. To approve a proposal to amend the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan. 5. To approve a proposal to amend the Bye-laws to implement majority voting in uncontested director elections. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Please indicate if you plan to attend this meeting ! ! NOTE: In their discretion, the proxy holders are authorized to vote on any other matters that may properly come before the meeting or any adjournments or postponements thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D91049-P79490 James River Group Holdings, Ltd. Proxy for Annual General Meeting of Shareholders on October 25, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Frank N. D’Orazio and Sarah C. Doran, and each of them, or, in the absence of either or both of them, the Chairman and/or the Secretary of the Annual General Meeting of Shareholders of James River Group Holdings, Ltd. (the “Company”) to be held on October 25, 2022 at the Company’s executive offices located at Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m., local time (the “Annual General Meeting”), with the power to act alone, as proxies to vote all of the common shares which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting or at any postponement or adjournment thereof. The common shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the common shares will be voted “for” the nominees and “for” Proposals 2 through 12 and in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournment or postponements thereof. The undersigned acknowledges receipt of the Notice of the Annual General Meeting of Shareholders and the Company’s proxy statement pertaining thereto. Continued and to be signed on reverse side